ASSET PURCHASE AGREEMENT

BY AND AMONG

MIDWAY GOLD US INC.

and

NEVADA TALON LLC,

as SELLERS

and

SOLIDUS RESOURCES, LLC,

as BUYER

dated as of

NOVEMBER 30, 2015

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS 1

ARTICLE 2 PURCHASE AND SALE 8

Section 2.1 Purchase and Sale of Assets 8
Section 2.2 Excluded Assets 9
Section 2.3 Assumed Liabilities 9
Section 2.4 Excluded Liabilities 10
Section 2.5 Exclusion of Assigned Contracts 10
Section 2.6 Non-Assignable Purchased Assets 10
Section 2.7 Purchase Price 11
Section 2.8 Closing 12
Section 2.9 Transactions to be Effected at the Closing 12
Section 2.10 Allocation of Purchase Price 13
Section 2.11 Withholding 13

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLERS 14

Section 3.1 Organization 14
Section 3.2 Due Authorization, Execution and Delivery; Enforceability 14
Section 3.3 No Conflicts; Consents 14
Section 3.4 Assets 15
Section 3.5 [Reserved] 16
Section 3.6 Ordinary Course of Business 16
Section 3.7 Material Contracts 16
Section 3.8 Legal Proceedings 16
Section 3.9 Compliance with Laws; Permits 16
Section 3.10 Environmental Matters 17
Section 3.11 [Reserved] 17
Section 3.12 Taxes 17
Section 3.13 Financial Advisors 18
Section 3.14 Reclamation Bonds 18
Section 3.15 No Other Representations and Warranties 18

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER 18

Section 4.1 Organization 18
Section 4.2 Due Authorization, Execution and Delivery; Enforceability 18
Section 4.3 No Conflicts; Consents 18
Section 4.4 Financial Advisors 18
Section 4.5 Sufficiency of Funds 19
Section 4.6 Solvency 19
Section 4.7 Legal Proceedings 19
Section 4.8 Independent Investigation 19

ARTICLE 5 COVENANTS 19

Section 5.1 Conduct of Business Prior to the Closing 19
Section 5.2 Access to Information 20
Section 5.3 Notice of Certain Events 21
Section 5.4 Confidentiality 21
Section 5.5 Governmental Approvals and Other Third-Party Consents 21
Section 5.6 Right of First Refusal 22
Section 5.7 Books and Records 22
Section 5.8 Closing Conditions 23
Section 5.9 Public Announcements 23

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of November 30, 2015 is entered into by and among Midway Gold US Inc., a Nevada corporation (“Midway US”), Nevada Talon LLC, a Nevada limited liability company (“Nevada Talon” and, together with Midway US, “Sellers”) and Solidus Resources, LLC, a Nevada limited liability company (“Buyer”).

RECITALS

A.On June 22, 2015 (the “Petition Date”), each Seller filed a voluntary petition for relief (commencing the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”).

B.Sellers collectively own, among other things, (a) a 30% undivided interest in the Spring Valley Venture (as defined below), which owns the Spring Valley development project in Pershing County, Nevada (the “Spring Valley Development Project”) and (b) all the Additional Spring Valley Assets (as defined below), including the Spring Valley East development project (the “Spring Valley East Development Project”).

C.Upon the terms and subject to the conditions contained in this Agreement, and as authorized under sections 105,  363 and 365 of the Bankruptcy Code, Sellers wish to sell to Buyer, and Buyer wishes to purchase from Sellers, all of the right, title and interest of Sellers in the Purchased Assets (as defined below), including Sellers’ interests in the Spring Valley Development Project and all the Additional Spring Valley Assets, and to assume from Sellers the Assumed Liabilities.

In consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

The following terms have the meanings specified or referred to in this ARTICLE 1:

“Additional Spring Valley Assets” means those assets of Sellers described in Schedule 2.1(m), including the Spring Valley East Development Project.

“Additional Spring Valley Business” means the business conducted by Sellers with respect to the Additional Spring Valley Assets.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Allocation Schedule” has the meaning set forth in Section 2.10.

“Assigned Contracts” means the Contracts in which any Seller or any of its Affiliates has an interest relating to the Spring Valley Business or the Additional Spring Valley Business set forth in Schedule 2.1(h).

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“Assumed Liabilities” has the meaning set forth in Section 2.3.

“Bankruptcy Code” has the meaning set forth in the recitals.

“Bankruptcy Court” has the meaning set forth in the recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, as in effect from time to time.

“Barrick” means Barrick Gold Exploration Inc., a Delaware corporation.

“Barrick Asset Purchase Agreement” means that certain Asset Purchase Agreement, dated November 11, 2015, by and among Barrick, Barrick Gold Corporation, an Ontario Corporation, Buyer and Buyer Parent.

“Base Purchase Price” has the meaning set forth in Section 2.7(a).

“Books and Records” means books and records, including books of account, ledgers and general, financial and accounting records, machinery and equipment maintenance files, suppliers lists, production data, quality control records and procedures, assay reports, environmental studies, reports and analysis, mine plans, nonproprietary mining and reserve models, sales records, tax records, strategic plans, material and research, including all technical records, files, papers, surveys and plans or specifications.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Toronto, Canada or Denver, Colorado are closed for business.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Parent” means Waterton Precious Metals Fund II Cayman, LP, a Cayman Islands exempted limited partnership.

“Cash Amount” has the meaning set forth in Section 2.7(a)(ii).

“Chapter 11 Cases” has the meaning set forth in the recitals.

“Claims” means all rights or causes of action (whether in law or equity), legal proceedings, obligations, demands, restrictions, warranties, guaranties, indemnities, consent rights, options, contract rights, rights of recovery, setoff, recoupment, indemnity or contribution, covenants and interests of any kind or nature whatsoever (known or unknown, matured or unmatured, accrued or contingent and regardless of whether currently exercisable), whether arising prior to or subsequent to the commencement of the Chapter 11 Cases, and whether imposed by agreement, understanding, law, equity or otherwise, including all “claims” as defined in section 101(5) of the Bankruptcy Code.

“Closing” has the meaning set forth in Section 2.8.

“Closing Date” has the meaning set forth in Section 2.8.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” means the Non-Disclosure Agreement dated as of July 7, 2015 between Waterton Global Resource Management, Inc. and Midway Gold Corp.

“Contract” means any agreement, indenture, contract, lease, deed of trust, royalty, license, option, instrument, or other written commitment.

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“Credit Documents” means the DIP Credit Agreement collectively with any other agreements and documents executed or delivered in connection therewith, including the “Credit Documents” as defined in the DIP Credit Agreement.

“Cure Amounts” means the amounts which must be paid or otherwise satisfied by Buyer, including pursuant to Sections 365(b)(1)(A) and (B) of the Bankruptcy Code, in connection with the assumption and/or assignment of the Assigned Contracts to the Buyer as provided herein as those amounts are allowed by the Bankruptcy Court, unless such amounts are otherwise agreed upon by the Buyer and the counterparty to the applicable Assigned Contract, including the Cure Amounts set forth on Schedule 3.7(c) (as may be supplemented or modified in accordance with Section 2.5 and Section 5.19).

“Cut-Off Date” has the meaning set forth in Section 2.5.

“DIP Credit Agreement” means the Debtor-In-Possession Credit Agreement (as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms) by and among Midway US, as borrower, each of the other debtors party thereto as guarantors, and Waterton Precious Metals Fund II Cayman, LP, as lender.

“Disclosed Litigation” means only those actions, suits, claims and legal proceedings set forth in Schedule 3.8.

“Disclosure Schedules” means the Disclosure Schedules delivered by Sellers concurrently with the execution and delivery of this Agreement and all references in this Agreement to a particular Schedule are references to Schedules in the Disclosure Schedules and not schedules to this Agreement.

“Dollars” and “$” means the lawful currency of the United States.

“Drop Dead Date” has the meaning set forth in Section 8.2(b)(i)

“Encumbrance” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“Environmental Claim” means any action, suit, claim, investigation or other legal proceeding alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (i) the presence, Release of, or exposure to, any Hazardous Materials, or (ii) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Law” means any applicable Law, Governmental Order or binding agreement with any Governmental Authority: (i) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata), or (ii) concerning the Release or presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice or written communication from a Governmental Authority relating to actual or potential liability arising under or non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

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“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

“Equity Commitment Letter” has the meaning set forth in Section 4.5.

“Excess Consideration Amount” means an amount equal to (a) 0.3,  multiplied by (b) the excess, if any, of (i) the Base Purchase Price (as defined in the Barrick Asset Purchase Agreement) plus the Base Purchase Price (as defined in this Agreement), over (ii) $83,100,000.

“Excluded Assets” has the meaning set forth in Section 2.2.

“Excluded Contracts” means any Contract that is not an Assigned Contract.

“Excluded Liabilities” has the meaning set forth in Section 2.4.

“Exploration Agreement” means the Exploration, Development and Mine Operating Agreement dated March 9, 2009 between Midway US (f/k/a to MGC Resources Inc.) and Barrick.

“FIRPTA Certificate” has the meaning set forth in Section 6.2(e).

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authorities have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means: (i) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws, and (ii) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls.

“Knowledge” of each Seller means the actual knowledge of William M. Zisch, after making diligent inquiry of other responsible officers and employees of Sellers to inform himself as to the relevant matters, but without the requirement to make any inquiries of third parties or Governmental Authorities or to perform any search of any public records.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Leased Mining Claims” means unpatented mining claims, including any associated royalties, leased by any Seller or the Spring Valley Venture and held for use in connection with the Spring Valley Business or the Additional Spring Valley Business.

“Leased Real Property” means real property (other than unpatented mining claims), including any associated royalties, leased by any Seller or the Spring Valley Venture and held for use in connection with the Spring Valley Business or the Additional Spring Valley Business.

“Loss” or “Losses” means actual out-of-pocket losses, damages, liabilities, costs or expenses, including reasonable attorneys’ fees.

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“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to be, materially adverse to the business, results of operations, financial condition, rights or assets of the Spring Valley Business taken as a whole; provided,  however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions, (ii) conditions generally affecting the industries in which the Sellers and the Spring Valley Venture operate, (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates or capital costs or commodity markets, (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Buyer, (vi) any change in the price of gold or other relevant metals or any change in currency exchange rates, (vii) any changes in applicable Laws or accounting rules, (viii) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Spring Valley Business, (ix) any natural or man-made disaster or acts of God, (x) any failure by the Spring Valley Business to meet any internal or published projections, forecasts or revenue or earnings predictions (provided,  however, that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded), or (xi) the pendency of the Chapter 11 Cases and any action approved by, or motion made before, the Bankruptcy Court, except in the case of clause (i), (ii) or (vii), where such change, effect, circumstance or event has a materially disproportionate effect on the Spring Valley Business, relative to comparable businesses operating in the mining industry.

“Material Contracts” means each Assigned Contract to which any Seller or any of its Affiliates is a signatory that relates to the Spring Valley Business, the Additional Spring Valley Business or the Purchased Assets (i) which, if terminated or modified or if it ceased to be in effect, would result in a Material Adverse Effect, (ii) that has annual payment obligations that are in excess of $500,000 and which may not be cancelled on 30 days’ prior notice or less, (iii) that relates to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset, with an outstanding principal amount in excess of $500,000, (iv) that relates to the acquisition of any business (whether by merger, sale of stock, sale of assets or otherwise), for consideration in excess of $500,000,  (v) that materially limits or restricts the operator of the Spring Valley Business or the Additional Spring Valley Business from engaging in any line of business, in any geographic area or with any other person, or (vi) that provides for the assumption of any material liability of any other Person by any Seller.

“Material Permits” has the meaning set forth in Section 3.9(b).

“Midway US” has the meaning set forth in the Preamble.

“Nevada Talon” has the meaning set forth in the Preamble.

“Obligations” has the meaning set forth in the DIP Credit Agreement.

“Other Contracts” has the meaning set forth in Section 3.7(a).

“Owned Mining Claims” means unpatented mining claims, including any associated royalties, owned by any Seller, its Affiliates or the Spring Valley Venture and held for use in connection with the Spring Valley Business or the Additional Spring Valley Business.

“Owned Real Property” means real property (other than unpatented mining claims), including any associated royalties, owned by any Seller or the Spring Valley Venture and held for use in connection with the Spring Valley Business or the Additional Spring Valley Business.

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“Permits” means all permits, licenses, franchises, approvals, authorizations and consents required to be obtained from Governmental Authorities and held for use in connection with the Spring Valley Business or the Additional Spring Valley Business.

“Permitted Encumbrances” means: (i) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings, (ii) mechanics', carriers', workers', repairers' and similar liens arising or incurred in the ordinary course of business and that do not, and would not, materially interfere with the mine development and operation of the Spring Valley Business or the Additional Spring Valley Business in the ordinary course of business, as such development and operation are currently contemplated in the Site Visit Presentation delivered by Midway US to Buyer entitled "Spring Valley Project, Pershing County, Nevada dated September 2015" (the "Management Presentation"), (iii) environmental regulations by any Governmental Authority, (iv) title of a lessor under a capital or operating lease, (v) terms and conditions of, and liens and security interests created by, any Material Contract, including the Exploration Agreement, that have been disclosed in the Disclosure Schedules, (vi) all covenants, conditions, restrictions, easements, charges, rights-of-way, title defects or other encumbrances on title and similar matters filed of record in the real property records to which they relate or are located in the Nevada State Office of the Bureau of Land Management or the Nevada Division of Water Resources and that do not materially interfere with the mine development and operation of the Spring Valley Business or the Additional Spring Valley Business in the ordinary course of business, as such development and operation are currently contemplated in the Management Presentation, (vii) such liens, imperfections in title, charges, easements, restrictions, encumbrances or other matters that are due to  zoning or subdivision, entitlement, and other land use Laws or regulations, (viii) encumbrances on, or reservations in, title arising by operation of any applicable United States federal, state or foreign securities Law, (ix) liens or encumbrances that arise solely by reason of acts of, or with the written approval of, Buyer, (x) liens not created by either Seller or the Spring Valley Venture that affect the underlying interest of any Owned Real Property, Leased Real Property, Owned Mining Claims, Leased Mining Claims or Water Rights and that do not, and would not, materially interfere with the mine development and operation of the Spring Valley Business or the Additional Spring Valley Business in the ordinary course of business, as such development and operation are currently contemplated in the Management Presentation, (xi) any set of facts an accurate up-to-date survey would show, provided,  however, that such facts do not materially interfere with the mine development and operation of the Spring Valley Business or the Additional Spring Valley Business in the ordinary course of business, as such development and operation are currently contemplated in the Management Presentation, (xii) orders or rulings of the Nevada State Office of the Bureau of Land Management or the Nevada Division of Water Resources, (xiii) any Encumbrances listed in the Disclosure Schedules, (xiv) royalties or similar interests disclosed on Schedule 2.3(e) or Schedule 3.4(i) and (xv) any Encumbrance that will no longer burden any of the Purchased Assets following the entry of the Sale Order by the Bankruptcy Court.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Petition Date” has the meaning set forth in the recitals.

“Purchase Price” has the meaning set forth in Section 2.7(a).

“Purchased Assets” has the meaning set forth in Section 2.1.

“Reclamation Bonds” has the meaning set forth in Section 3.14.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor

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or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“ROFR” means the right of first refusal to purchase the Purchased Assets pursuant to the terms of the Exploration Agreement.

“Sale Hearing” means the hearing conducted by the Bankruptcy Court to approve the transactions contemplated by this Agreement.

“Sale Order” means an Order or Orders of the Bankruptcy Court issued pursuant to sections 105,  363, and 365 of the Bankruptcy Code, in substantially the form set forth in Exhibit A hereto, authorizing and approving, among other things, (a) the sale, transfer and assignment of the Purchased Assets to Buyer in accordance with the terms and conditions of this Agreement, free and clear of all Claims and Encumbrances (except for Permitted Encumbrances), (b) the assumption and assignment of the Assigned Contracts in connection therewith and (c) that Buyer is a “good faith” purchaser entitled to the protections of section 363(m) of the Bankruptcy Code.

“Sellers” has the meaning set forth in the Preamble.

“Spring Valley Business” means the business conducted by the Spring Valley Venture.

“Spring Valley Development Project” has the meaning set forth in the recitals.

“Spring Valley East Development Project” has the meaning set forth in the recitals.

“Spring Valley Venture” means the business relationship between Midway US and Barrick in respect of the Spring Valley Development Project, including under the Exploration Agreement.

“Straddle Period” has the meaning set forth in Section 2.3(c).

“Tangible Property” means all tangible personal property listed on Schedule 2.1(j) and, to the extent not included therein, any tangible personal property included in the Additional Spring Valley Assets.

“Tax” or “Taxes” means (i) all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, unclaimed property and escheat obligations, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of the operation of Law or any express or implied obligation to indemnify any other Person.

“Tax Return” means any return, document, declaration, report, election, estimated tax filing, claim for refund, declaration of estimated Tax, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Transfer Taxes” has the meaning set forth in Section 5.13(a).

“Transitional Services Agreement” means the transitional services agreement to be entered into between Buyer and Barrick pursuant to the Barrick Asset Purchase Agreement.

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“Water Rights” means water rights owned or leased by any Seller, its Affiliates or the Spring Valley Venture and held for use in connection with the Spring Valley Business or the Additional Spring Valley Business.

ARTICLE 2 PURCHASE AND SALE

Section 2.1Purchase and Sale of Assets. Subject to the terms and conditions set forth in this Agreement and in the Sale Order, at the Closing, Sellers shall irrevocably sell, assign and transfer to Buyer, and Buyer shall purchase from Sellers, free and clear of all Encumbrances other than Permitted Encumbrances, all of Sellers’ right, title and interest in, to and under the following assets, properties and rights, whether held as an equitable interest, as a tenant in common interest or otherwise (the “Purchased Assets”):

a) Sellers’ 30% undivided interest in the Spring Valley Venture, including all of Sellers’ right, title and interest in, to and under the Exploration Agreement;
b) Sellers’ interest in the Spring Valley East Development Project;
c) the Owned Real Property, all of which is described in Schedule 2.1(c);
d) the Leased Real Property, all of which is described in Schedule 2.1(d);
e) the Owned Mining Claims, all of which are described in Schedule 2.1(e);
f) the Leased Mining Claims, all of which are described in Schedule 2.1(f);
g) the Water Rights, all of which are described in Schedule 2.1(g);
h) the Assigned Contracts;
i) the Permits;
j) the Tangible Property;

k) originals, or where not available, copies, of all Books and Records relating to (i) the Additional Spring Valley Business or (ii) the Spring Valley Business that are in the possession of either Seller;

l) all of the rights of Sellers and, to the extent applicable, their Affiliates under warranties, indemnities and all similar rights against third parties (including Barrick) to the extent related to the Spring Valley Business or the Additional Spring Valley Business;

m) to the extent not covered by clauses (a) through (k) above, the Additional Spring Valley Assets; and

n) all Claims to the extent related to the Purchased Assets described in Section 2.1(a) through Section 2.1(m) or the Assumed Liabilities, including all Claims (i) against Barrick or its Affiliates or (ii) arising under chapter 5 of the Bankruptcy Code (A) against counterparties who are party to (or Affiliates of a party to) any Assigned Contract, (B) otherwise arising under or related to the Purchased Assets, or (C) against Buyer (or Buyer’s Affiliates).

Section 2.2Excluded Assets. Other than the Purchased Assets, Buyer expressly acknowledges and agrees that it is not purchasing or acquiring, and Sellers are not selling or assigning, any other assets or properties of Sellers, and all such other assets and properties shall be excluded from the Purchased

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Assets (the “Excluded Assets”). For greater certainty, Excluded Assets include the following assets and properties of each Seller:

a) all cash and cash equivalents, bank accounts and securities of such Seller;
b) the Excluded Contracts;

c) the organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of such Seller, all employee-related or employee benefit-related files or records, and any other books and records which such Seller is prohibited from disclosing or transferring to Buyer under applicable Law and is required by applicable Law to retain;

d) all insurance policies of such Seller and all rights to applicable claims and proceeds thereunder;
e) all Tax assets (including Tax refunds and prepayments) of such Seller;
f) all personal property used by such Seller in its business other than the Tangible Property;

g) any Claims of such Seller’s estate under article 5 of the Bankruptcy Code or analogous state statutes including Claims under section 547,  548,  549 or 550 of the Bankruptcy Code, but excluding Claims expressly included in Section 2.1(n);

h) the rights which accrue or will accrue to such Seller under this Agreement and the documents and instruments delivered in connection herewith; and
i) the assets, properties and rights set forth in Schedule 2.2(i).

Section 2.3Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume, pay, satisfy, perform and discharge when due only the following liabilities and obligations of Sellers with respect to the Purchased Assets, the Spring Valley Business and the Additional Spring Valley Business (collectively, the “Assumed Liabilities”):

a) all liabilities and obligations under the Assigned Contracts, Permits and Environmental Claims whether arising prior to or on or after the Closing Date, including, without limitation, the Cure Amounts;

b) all liabilities and obligations with respect to the Disclosed Litigation, excluding any expenses or costs (including legal costs and work-in-progress) accrued with respect to the defense of such Disclosed Litigation prior to the Closing Date;

c) all liabilities and obligations for (i) Taxes relating to the Spring Valley Business, the Additional Spring Valley Business, the Purchased Assets or the Assumed Liabilities for any taxable period or portion thereof following the Closing Date (and for this purpose, any Taxes for any Straddle Period shall be allocated between the portion of such Straddle Period ending on the Closing Date and the portion of such Straddle Period beginning after the Closing Date on an interim “closing of the books method”, provided that any Taxes (such as property Taxes) that are not imposed on income, receipts or otherwise on a transactional basis shall be allocated on a daily basis, with “Straddle Period” meaning any taxable period beginning before and ending after the Closing Date), and (ii) Taxes for which Buyer is liable pursuant to Section 5.13;

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d) all liabilities and obligations arising on or after the Closing Date from or relating to any condition of the Purchased Assets, the Spring Valley Business or the Additional Spring Valley Business, whether known or unknown or contingent; and

e) all liabilities listed in Schedule 2.3(e).

Section 2.4Excluded Liabilities. Other than the Assumed Liabilities and Permitted Encumbrances, Buyer shall not assume and shall not be responsible to pay, perform or discharge any debts, liabilities or obligations of any Seller or with respect to the Purchased Assets, the Spring Valley Business or the Additional Spring Valley Business, whether known, unknown, direct, indirect, absolute, contingent or otherwise, or arising out of facts, circumstances or events in existence on or prior to Closing including the following (collectively, the “Excluded Liabilities”):

a) any liabilities or obligations relating to or arising out of the Excluded Assets;

b) all liabilities and obligations resulting from any (i) fine, (ii) penalty, (iii) claim for damages, (iv) health and safety violation, (v) regulatory order or (vi) breach of Law or Contract, in each case, due to any Seller’s acts or omissions as the operator or manager of the Additional Spring Valley Assets;

c) any liabilities or obligations for Taxes: (i) relating to the Spring Valley Business, the Additional Spring Valley Business, the Purchased Assets or the Assumed Liabilities for any taxable period or portion thereof ending on or prior to the Closing Date (and for this purpose, any Taxes for any Straddle Period shall be allocated in the same manner as Section 2.3(c)); and (ii) Taxes of any Seller or an Affiliate of any Seller not related to the Spring Valley Business;

d) any liabilities or obligations relating to or arising out of the broker fees disclosed in Section 3.13;

e) any liabilities or obligations relating to any employees of, or employment contracts with any employees of, any Seller or its Affiliates or any employee benefit plans, unemployment benefit, bonus, incentive, profit sharing, termination, pension, retirement, stock option, stock purchase, health, welfare, medical, disability or life insurance or similar plan in respect of the employees of any Seller or its Affiliates; and

f) any liabilities and obligations of any Seller set forth in Schedule 2.4(f).

Section 2.5Exclusion of Assigned Contracts. From the date hereof until two (2) Business Days prior to the Sale Hearing (the “Cut-Off Date”), Buyer shall have the right, upon written notice to Sellers, to exclude any Contract from the Assigned Contracts that is related solely to the Additional Spring Valley Assets, or supplement the list of  Assigned Contracts to include any Contract that is related solely to the Additional Spring Valley Assets that should have been listed on Schedule 2.1(h) (in each case, subject to the requirements of sections 365(a) and 365(f) of the Bankruptcy Code), for any reason.  Any Contract so excluded by Buyer shall be deemed to no longer be an Assigned Contract and shall be deemed an Excluded Asset.  Any Schedules hereto shall be amended to reflect any changes made pursuant to this Section 2.5 and Buyer shall have no obligation to pay the Cure Amount (if any) associated with any Contract that is excluded from the Assigned Contracts pursuant to this Section 2.5.  For the avoidance of doubt, any such exclusion or addition of any Assigned Contract shall not result in a change to the amount of the Cure Amount.  Buyer shall assume, and be obligated to pay, the Cure Amount with respect to (i) any Contract added pursuant to its right to supplement the list of Assigned Contracts and Cure Amounts under this Section 2.5 and (ii) any increased Cure Amounts set forth in any order of the Bankruptcy Court to the extent Buyer fails to exclude the Contract associated with such Cure Amount within five (5) Business Days of the issuance of such order (and any such Cure Amounts shall be deemed added to Schedule 2.1(h) and become an Assumed Liability).

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Section 2.6Non-Assignable Purchased Assets.

a) To the extent that the sale, assignment, transfer, conveyance or delivery, or attempted sale, assignment, transfer, conveyance or delivery, to Buyer of any Purchased Asset would violate any Governmental Order which is in effect, result in a violation of applicable Law or would require the consent, authorization, approval or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (including any Governmental Authority), and (i) such consent, authorization, approval or waiver has not been obtained, (ii) the Bankruptcy Court has not entered a final Governmental Order, which may include the Sale Order, providing that such consent, authorization, approval or waiver is not required or that the Purchased Asset subject to such consent, authorization, approval or waiver shall be assigned or transferred regardless of any such necessary consent, authorization, approval or waiver and that there shall be no breach or adverse effect on the rights of Buyer thereunder for the failure to obtain any such consent, authorization, approval or waiver or, (iii) in the case of Permits included in the Purchased Assets, where such consent, authorization, approval or waiver is not ordinarily obtained prior to the Closing, no Seller shall sell and this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or an attempted sale, assignment, transfer, conveyance or delivery thereof; provided,  however, that, subject to the satisfaction or waiver of the conditions contained in ARTICLE 6, the Closing shall occur, notwithstanding the foregoing, without any adjustment to the Purchase Price on account thereof.  Following the Closing, Sellers and Buyer shall use commercially reasonable efforts, and shall cooperate with each other, to obtain any such required consent, authorization, approval or waiver, or any release, substitution or amendment required to transfer all of the rights and benefits, and assign or novate all liabilities and obligations under any and all Assigned Contracts, Permits included in the Purchased Assets and other Purchased Assets and Assumed Liabilities, so that Buyer may have the benefit and rights of such Assigned Contracts and Permits and Purchased Assets and be responsible for such Assumed Liabilities from and after the Closing Date; provided,  however, that neither Sellers nor Buyer shall be required to pay any consideration therefor other than routine filing fees. Once such consent, authorization, approval, waiver, release, substitution or amendment is obtained, such applicable Purchased Assets shall be deemed to be transferred or, if required, Sellers shall sell, assign, transfer, convey and deliver to Buyer the relevant Purchased Asset to which such consent, authorization, approval, waiver, release, substitution or amendment relates for no additional consideration. Applicable sales, transfer and other similar Taxes in connection with such sale, assignment, transfer, conveyance or license shall be paid by Buyer in accordance with Section 5.13.

b) To the extent that any Purchased Asset or Assumed Liability cannot be transferred to Buyer following the Closing pursuant to Section 2.6(a), Buyer and Sellers shall use commercially reasonable efforts to enter into such arrangements (such as subleasing, sublicensing or subcontracting) to provide to the parties the economic and, to the extent permitted under applicable Law, operational equivalent of the transfer of such Purchased Asset or Assumed Liability to Buyer as of the Closing. To the extent permitted under applicable Law, Buyer shall, as agent or subcontractor for Sellers, pay, perform and discharge fully the liabilities and obligations of Sellers thereunder from and after the Closing Date and Sellers shall, at Buyer’s expense, hold in trust for and pay to Buyer promptly upon receipt thereof, such Purchased Asset and all benefits, income, proceeds and other monies received by Sellers to the extent related to such Purchased Asset in connection with the arrangements under this Section 2.6(b).  Sellers shall be permitted to set off against such amounts all direct costs associated with the retention and maintenance of such Purchased Assets.  Notwithstanding anything herein to the contrary, the provisions of this Section 2.6(b) shall not apply to any consent or approval required under any antitrust, competition or trade regulation Law, which consent or approval shall be governed by Section 5.5.

c) The provisions of Section 2.6(a) and Section 2.6(b) shall not apply to any consent, authorization, approval or waiver relating to the ROFR (if applicable).

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Section 2.7Purchase Price.

a) The aggregate consideration for the Purchased Assets (the “Purchase Price”) shall consist of:
i. a credit bid of the Obligations (if any) owed by Sellers to Buyer under the Credit Documents in an amount (as determined by Buyer in its sole discretion) up to $5 million; plus

ii. cash in an amount equal to the excess of (A) the sum obtained by adding (1) $25 million (the “Base Purchase Price”) and (2) any Excess Consideration Amount, over (B) the amount of the credit bid described in clause (i) above (the “Cash Amount”); plus

iii. the assumption of the Assumed Liabilities.

b) No later than three Business Days prior to Closing, Sellers shall deliver to Buyer a statement indicating wire transfer instructions for Sellers. At the Closing, Buyer shall deliver to Sellers by wire transfer an amount equal to the Cash Amount in accordance with such instructions in cash.

Section 2.8Closing.  Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated herein, including the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities (the “Closing”), shall take place electronically via email or facsimile beginning at 9:00 a.m., Mountain time, on the third Business Day after the last of the conditions to Closing set forth in ARTICLE 6 have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date) or at such other time or on such other date or at such other place as Sellers and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.9Transactions to be Effected at the Closing. At the Closing:

Each Seller shall deliver to Buyer the following, substantially in the applicable form attached hereto as Exhibit B with respect to the items listed in Section 2.9(a)(ii) through Section 2.9(a)(vi) below:

a true and correct copy of the Sale Order;

duly executed deeds sufficient to transfer such Seller’s right, title and interest in, to and under all of the Purchased Assets that are Owned Real Property or Owned Mining Claims;

duly executed assignments sufficient to transfer such Seller’s right, title and interest in, to and under all of the Purchased Assets that are Leased Real Property or Leased Mining Claims;

duly executed deeds or assignments sufficient to transfer such Seller’s right, title and interest in, to and under all of the Purchased Assets that are Water Rights;

duly executed assignments and bills of sale sufficient to transfer such Seller’s right, title and interest in, to and under the Purchased Assets that are Tangible Property;

duly executed assignments sufficient to transfer all of the Purchased Assets that are Assigned Contracts or Material Permits; and

all other agreements, documents, instruments or certificates required to be delivered by such Seller at or prior to the Closing pursuant to Section 6.2.

Buyer shall deliver to, or on behalf of (in the case of Section 2.9(b)(ii)), Sellers the following:

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the Cash Amount;

the Cure Amounts required to be paid by Buyer in accordance with the terms hereof to the counterparties of the applicable Assigned Contracts;

a counterpart in form and substance satisfactory to Buyer and Sellers, acting reasonably, pursuant to which Buyer agrees to be bound by the Exploration Agreement to the same extent as Sellers;

duly executed assumption agreements sufficient to assume the Assumed Liabilities substantially in the form attached as Exhibit C hereto; and

all other agreements, documents, instruments or certificates required to be delivered by Buyer at or prior to the Closing pursuant to Section 6.3.

Section 2.10Allocation of Purchase Price. Within 60 days after the Closing Date, Buyer shall deliver to Sellers a schedule allocating the Purchase Price and any other amounts required to be taken into account among the applicable assets of each Seller (the “Allocation Schedule”). The Allocation Schedule shall be prepared, and subsequently adjusted, in accordance with section 1060 of the Code. The Allocation Schedule shall be deemed final unless Sellers notify Buyer in writing that Sellers objects to one or more items reflected in the Allocation Schedule within 30 days after delivery of the Allocation Schedule to Sellers. In the event of any such objection, Buyer and Sellers will work expeditiously and in good faith in an attempt to resolve such dispute within a further period of 15 days after the date of notification by Sellers to Buyer of such dispute, failing which the dispute shall be submitted for determination to an independent national firm of certified public accountants mutually agreed to by Sellers and Buyer (and, failing agreement between Sellers and Buyer on the firm of certified public accountants within a further period of five Business Days, such independent national firm of certified public accountants shall be Ernst & Young LLP). The determination of the firm of certified public accountants shall be final and binding upon the parties and shall not be subject to appeal. The firm of certified public accountants shall be deemed to be acting as experts and not as arbitrators. The fees and expenses of such accounting firm shall be borne equally by Sellers, on the one hand, and Buyer, on the other. Sellers and Buyer agree to (a) file their respective IRS Forms 8594 and all federal, state and local Tax Returns in a manner consistent with the Allocation Schedule (as it may be subsequently adjusted) and (b) notify and provide the other party with reasonable assistance in the event of an examination, audit or other proceeding relating to Taxes or any other filing with a Governmental Authority regarding the appropriate allocation of the Purchase Price among the Purchased Assets.  Notwithstanding the preceding sentence, the parties may settle any proposed deficiency or adjustment by any Governmental Authority based upon or arising out of the allocation of the Purchase Price and other applicable items among the Purchased Assets, and neither Buyer nor Sellers shall be required to litigate before any court any proposed deficiency or adjustment by any Governmental Authority challenging any final Allocation Schedule. Notwithstanding anything in this Agreement to the contrary, this Section 2.10 shall survive the Closing Date without limitation.

Section 2.11Withholding.  Buyer shall be entitled to withhold from amounts payable to any Seller hereunder amounts of Taxes that are required to be withheld under applicable Law and if any such Taxes are withheld, they shall be remitted by Buyer in accordance with applicable Law; provided that, if a Seller has provided the FIRPTA Certificate in accordance with Section 6.2(e) upon which Buyer may rely that reasonably establishes that the transactions contemplated hereby are not subject to withholding under Code section 1445(a), Buyer shall not deduct or withhold any amount for Taxes under Code section 1445(a) with respect to such Seller.  To the extent that such Taxes are withheld and paid over to the applicable Governmental Authority with respect to amounts payable to a Seller hereunder, such amounts shall be treated for purposes of this Agreement as having been paid to such Seller.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLERS

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Except as set forth in the Disclosure Schedules, Sellers jointly and severally represent and warrant to Buyer as follows:

Section 3.1Organization.  Such Seller is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the state of its formation, is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing under the Laws of each jurisdiction that requires such qualification as a consequence of the Spring Valley Business or the Additional Spring Valley Business.

Section 3.2Due Authorization, Execution and Delivery; Enforceability. Subject to the entry of the Sale Order by the Bankruptcy Court, such Seller has the requisite organizational power and authority to enter into this Agreement and the other agreements contemplated hereby, and to perform its obligations hereunder and thereunder and has taken all necessary action required for the due authorization, execution, delivery and performance by it of this Agreement and the transactions contemplated hereby. Subject to the entry of the Sale Order by the Bankruptcy Court, the execution and delivery by such Seller of this Agreement, the performance by such Seller of its obligations hereunder and the consummation by such Seller of the transactions contemplated hereby have been duly authorized by all requisite organizational action. This Agreement has been duly executed and delivered by such Seller and, subject to the entry of the Sale Order by the Bankruptcy Court, constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.3No Conflicts; Consents. Except as set forth in Schedule 3.3 or pursuant to the ROFR (if applicable), subject to the Sale Order having been entered by the Bankruptcy Court, the execution, delivery and performance by such Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (i) conflict with or result in a violation or breach of any provision of its organizational documents, (ii) conflict with or result in a violation or breach of any Governmental Order applicable to such Seller, or (iii) require the consent of any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel, any Material Contract.  No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority or other Person is required by or with respect to such Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except (x) as set forth in Schedule 3.3, (y) entry of the Sale Order by the Bankruptcy Court, and (z) such consents, approvals, Permits, Governmental Orders, declarations, filings or notices which, in the aggregate, would not have a Material Adverse Effect.

Section 3.4Assets.

Schedule 2.1(c) sets forth a true and complete list of (i) all Owned Real Property held or used in connection with the Additional Spring Valley Business and (ii) to the Knowledge of Sellers, all Owned Real Property held or used in connection with the Spring Valley Business.

Schedule 2.1(d) sets forth a true and complete list of (i) all Leased Real Property held or used in connection with the Additional Spring Valley Business and (ii) to the Knowledge of Sellers, all Leased Real Property held or used in connection with the Spring Valley Business.

Schedule 2.1(e) sets forth a true and complete list of (i) all Owned Mining Claims held or used in connection with the Additional Spring Valley Business and (ii) to the Knowledge of Sellers, all Owned Mining Claims held or used in connection with the Spring Valley Business.

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Schedule 2.1(f) sets forth a true and complete list of (i) all Leased Mining Claims held or used in connection with the Additional Spring Valley Business and (ii) to the Knowledge of Sellers, all Leased Mining Claims held or used in connection with the Spring Valley Business.

Schedule 2.1(g) sets forth a true and complete list of (i) all Water Rights held or used in connection with the Additional Spring Valley Business and (ii) to the Knowledge of Sellers, all Water Rights held or used in connection with the Spring Valley Business.

Midway US owns a 30% undivided interest in and to the Spring Valley Venture and (i) a 30% legal interest in the Owned Real Property held or used in connection with the Spring Valley Business set forth in part (i) of Schedule 2.1(c), to which it has good record title, (ii) a 30% legal interest in the Leased Real Property held or used in connection with the Spring Valley Business set forth in part (i) of Schedule 2.1(d), to which it has a valid and enforceable leasehold or subleasehold interest, (iii) subject to the paramount title of the United States, a 30% legal interest in the Owned Mining Claims held or used in connection with the Spring Valley Business set forth in part (i) of Schedule 2.1(e), to which it has good record title, (iv) subject to the paramount title of the United States, a 30% legal interest in the Leased Mining Claims held or used in connection with the Spring Valley Business set forth in part (i) of Schedule 2.1(f), to which it has a valid and enforceable leasehold or subleasehold interest, and (v) a 30% legal interest in the Water Rights held or used in connection with the Spring Valley Business set forth in part (i) of Schedule 2.1(g), to which it has valid title, in each case, free and clear of all Encumbrances except for Permitted Encumbrances.  To the Knowledge of Sellers, other than those assets held by Barrick or its Affiliates and any global supply contracts to which Affiliates of Barrick are a party, the Purchased Assets represent all of the material assets and property used by the Spring Valley Venture in carrying on the Spring Valley Business for exploration purposes as it is currently conducted and, together with any services to be provided by Barrick and its Affiliates pursuant to the Transitional Services Agreement, constitute all assets that are necessary for the conduct of the Spring Valley Business in all material respects for exploration purposes as it is currently conducted.  Except for Buyer under this Agreement, the ROFR (if applicable) and as set forth in Schedule 3.3, no Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such for the purchase or other acquisition from Sellers or their Affiliates of any of the Purchased Assets, other than such rights that have been waived by such Person and other than with respect to Purchased Assets which are obsolete and which individually or in the aggregate do not exceed $500,000.    All material assets, properties and rights used by the Spring Valley Venture in the conduct of the Spring Valley Business are held solely by Sellers and Barrick, and all material Contracts, obligations, expenses and transactions relating to the Spring Valley Business have been entered into, incurred and conducted only by Sellers and Barrick.

Sellers have not sold, assigned, transferred or conveyed their interest in the Purchased Assets, or any right, title or interest therein, to any Person other than the sale to Buyer contemplated hereby, and Sellers have not created or consented to any Encumbrance arising by, through or under such Seller, other than Permitted Encumbrances.

With respect to the Owned Mining Claims listed, or required to be listed, on Schedule 2.1(e), all required claim maintenance fees have been paid in the manner required by Law in order to maintain the Owned Mining Claims in good standing through the end of the current assessment year (inclusive of the Closing Date), and proof thereof has been properly and timely recorded and filed in accordance with Law, and with respect to the Leased Mining Claims listed, or required to be listed, on Schedule 2.1(f), to the Knowledge of Sellers, all required claim maintenance fees have been paid in the manner required by Law in order to maintain the Leased Mining Claims in good standing through the end of the current assessment year (inclusive of the Closing Date), and proof thereof has been properly and timely recorded and filed in accordance with Law.

To the Knowledge of Sellers, Schedule 2.3(e) and Schedule 3.4(i) set forth a true and complete list of all royalties on or burdening all or any portion of the Owned Real Property, Leased Real Property, Owned Mining Claims, Leased Mining Claims, whether such royalty is characterized as a net smelter

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return royalty, overriding royalty, net profit interest, gross proceeds royalty, production payment, streaming transaction, share of mineral production or otherwise.

Sellers own (i) all of the legal interest in the Owned Real Property set forth (or required to be set forth) in Schedule  2.1(m) and part (ii) of Schedule 2.1(c), to which they have good record title, (ii) all of the legal interest in the Leased Real Property set forth (or required to be set forth) in Schedule 2.1(m) and part (ii) of Schedule 2.1(d), to which they have a valid and enforceable leasehold or subleasehold interest, (iii) subject to the paramount title of the United States, all of the legal interest in the Owned Mining Claims set forth (or required to be set forth) in Schedule 2.1(m) and part (ii) of Schedule 2.1(e), to which they have good record title, (iv) subject to the paramount title of the United States, all of the legal interest in the Leased Mining Claims set forth (or required to be set forth) in Schedule 2.1(m) and part (ii) of Schedule 2.1(f), to which they have a valid and enforceable leasehold or subleasehold interest, and (v) all of the legal interest in the Water Rights set forth (or required to be set forth) in Schedule 2.1(m) and part (ii) of Schedule 2.1(g), to which they have valid title, in each case, free and clear of all Encumbrances except for Permitted Encumbrances.

The Tangible Property that is (i) material and used regularly in the conduct of the Additional Spring Valley Business has been maintained in all material respects in the ordinary course consistent with standard industry practice or (ii) material and used regularly in the conduct of the Spring Valley Business has, to the Knowledge of Sellers, been maintained in all material respects in the ordinary course consistent with standard industry practice.

No Affiliate of any Seller owns or has any rights in or to any of the Purchased Assets or other properties or rights relating primarily to the Spring Valley Business or the Additional Spring Valley Business.

Section 3.5[Reserved].

Section 3.6Ordinary Course of Business. Except as expressly contemplated by this Agreement or as set forth in Schedule 3.6, from and after September 30, 2015, (a) the Spring Valley Business has, to the Knowledge of Sellers, been operated in the ordinary course of business in all material respects, (b) the Additional Spring Valley Business has been operated in the ordinary course of business in all material respects and (c) there has not been any change, event or development or prospective change, event or development with respect to the Purchased Assets that, individually or in the aggregate, has had a Material Adverse Effect.

Section 3.7Material Contracts.

Schedule 3.7(a) lists (i) all of the Material Contracts entered into by any Seller with respect to the Spring Valley Business or the Purchased Assets (other than the Additional Spring Valley Assets) and (ii) all other Contracts entered into by any Seller with respect to the Additional Spring Valley Business or the Additional Spring Valley Assets (the “Other Contracts”).  Schedule 3.7(a) also lists or describes all material written or unwritten Contracts, arrangements, understandings or dealings, including with respect to the provision of any toll-processing or shared services, between Sellers and an Affiliate or other non-arm’s length party with respect to the Spring Valley Business or the Purchased Assets (it being acknowledged that these arrangements, understandings or dealings shall not be included in the Purchased Assets).

Except as disclosed in Schedule 3.7(b), each Material Contract or Other Contract is a legal, valid, binding and enforceable agreement of the applicable Seller, and is in full force and effect and will continue to be in full force and effect immediately following the Closing Date.  Except as disclosed in Schedule 3.7(b) or as a result of the Chapter 11 Cases, such Seller: (i) has performed in all material respects all of the obligations required to be performed by it under each Material Contract or Other Contract, and (ii) is not in material breach of, or default under, any Material Contract or Other Contract.

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Schedule 3.7(c) sets forth Sellers’ estimate, based on reasonable inquiry, as of the date hereof, of the Cure Amounts associated with each Assigned Contract.

Section 3.8Legal Proceedings. Except for the Disclosed Litigation, there are no actions, suits, claims or other legal proceedings pending, in each case before a Governmental Authority, or to such Sellers’ Knowledge threatened, against any Seller relating to the Additional Spring Valley Business or, to the Knowledge of Sellers, the Spring Valley Business, which would reasonably be expected to be material and adverse to such Seller in connection with its conduct of the Spring Valley Business, the Additional Spring Valley Business or the Purchased Assets.

Section 3.9Compliance with Laws; Permits.

Except as disclosed in Schedule  3.9(a), each Seller is, and, to the Knowledge of Sellers, the Spring Valley Venture is, in compliance with all Laws applicable to the Spring Valley Business or the Additional Spring Valley Business, as applicable, except where the failure to be in such compliance would not be expected to be material and adverse to such Seller or the Spring Valley Venture in connection with the conduct of the Spring Valley Business or the Additional Spring Valley Business, as applicable.

Schedule  3.9(b) sets forth the material Permits necessary for the operation of the Additional Spring Valley Business and, to the Knowledge of Sellers, the Spring Valley Business as presently being conducted (the “Material Permits”). The Material Permits necessary for the operation of the Additional Spring Valley Business and, to the Knowledge of Sellers, the Material Permits necessary for the operation of the Spring Valley Business, have been duly obtained and neither Sellers nor, to the Knowledge of Sellers, the Spring Valley Venture is in material default or material breach of any such Material Permit.

None of the representations and warranties contained in this Section 3.9 shall relate to or be deemed to relate to environmental matters (which are governed exclusively by Section 3.10) or tax matters (which are governed exclusively by Section 3.12).

Section 3.10Environmental Matters.

To Sellers’ Knowledge, except as set forth in Schedule  3.10(a), the Spring Valley Business, the Additional Spring Valley Business and the Purchased Assets are in compliance with all Environmental Laws except where the failure to be in such compliance would not be expected to be material and adverse to any Seller or the conduct of the Spring Valley Business or the Additional Spring Valley Business, and neither such Seller nor, to the Knowledge of Sellers, the Spring Valley Venture has received any Environmental Notice or Environmental Claim relating to the Spring Valley Business, the Additional Spring Valley Business or the Purchased Assets, which either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

To the Knowledge of Sellers, Schedule 3.10(b) sets forth each of the material Environmental Permits necessary for the operation of the Spring Valley Business, each of which is in full force and effect. Sellers and, to the Knowledge of Sellers, the Spring Valley Venture, have obtained and are in material compliance with all Environmental Permits listed in Schedule 3.10(b).  No Environmental Permits are necessary for the operation of the Additional Spring Valley Business.

To Sellers’ Knowledge, and except as set forth in Schedule 3.10(c), there has been no Release of Hazardous Materials in contravention of Environmental Laws or that would give rise to any material liability or response costs with respect to the Additional Spring Valley Business or the Additional Spring Valley Assets.

Except as indicated in Schedule  3.10(d), neither Seller nor, to the Knowledge of Sellers, the Spring Valley Venture has entered into, and the Additional Spring Valley Assets are not, and to the Knowledge

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of Sellers, the Spring Valley Assets are not, otherwise subject to (i) any consent decree, order, judgment or judicial order relating to compliance with Environmental Laws or Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials, and no litigation is pending with respect thereto, or (ii) any environmental indemnification in connection with any threatened or asserted claim by any third party for any liability under any Environmental Law or relating to any Hazardous Materials.

Section 3.11[Reserved].

Section 3.12Taxes.

Except as set forth in Schedule  3.12(a),  (i) all Taxes due and owing by each Seller have been duly and timely paid in full, (ii) no Tax deficiencies are being proposed in writing or have been assessed by any Governmental Authority with respect to any Seller that remain outstanding or unsatisfied, (iii) there are no Tax liens on any of the Purchased Assets for which any Seller would be responsible, other than liens for Taxes not yet due and payable, (iv) no federal, state, local or foreign audits or administrative or judicial proceedings are presently pending, or threatened in writing, with regard to any Taxes or Tax Returns with respect to any Seller, and (v) all Tax Returns required to be filed by each Seller have been filed, and all such Tax Returns are true and correct in all material respects.

Neither Seller is a “foreign person” as that term is used in Treasury Regulations section 1.1445-2(b).

None of the Purchased Assets is treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

Neither Seller has entered into an agreement with any Governmental Authority requiring it or its Affiliates to take action, or refrain from taking action, in order to secure Tax benefits not otherwise available.

The representations and warranties set forth in this Section 3.12 are the exclusive representations and warranties made by the Sellers with respect to Taxes.

Section 3.13Financial Advisors. Except for Moelis & Company LLC, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Sellers.

Section 3.14Reclamation Bonds. To the Knowledge of Sellers, Schedule 3.14 sets forth a description of all surety instruments, bonds, letters of credit, guarantees and other instruments or arrangements securing or guarantying performance of obligations with respect to the operation, closure, reclamation or remediation of the Purchased Assets (collectively, the “Reclamation Bonds”).  To the Knowledge of Sellers, no Governmental Authority has claimed any deficiency with respect to, or called on, any Reclamation Bond.  No Reclamation Bonds are in place or required with respect to the Additional Spring Valley Assets.

Section 3.15No Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE 3 (including the related portions of the Disclosure Schedules), Sellers have not and no Affiliate or Representative of Sellers, or any other Person, has made or makes any other express or implied representation or warranty, either written or oral, on behalf of either Seller, including any representation or warranty as to the accuracy or completeness of any information furnished or made available to Buyer and its Representatives (including any projections, information, documents or material made available to Buyer, management presentations or in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of the Spring Valley Business or the Additional Spring Valley Business or any representation or warranty arising from statute or otherwise in law.

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ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Sellers as follows:

Section 4.1Organization. Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Nevada.

Section 4.2Due Authorization, Execution and Delivery; Enforceability. Buyer has the requisite company power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite company action. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 4.3No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (i) result in a violation or breach of any provision of the organizational documents of Buyer, or (ii) result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer. No consent, approval, Permit, Governmental Order (other than in connection with the Chapter 11 Cases), declaration or filing with, or notice to, any Governmental Authority or other Person is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.4Financial Advisors. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 4.5Sufficiency of Funds. As of the date of this Agreement, Buyer has received an executed equity commitment letter dated the date of this Agreement (the “Equity Commitment Letter”) from Buyer Parent, pursuant to which Buyer Parent has committed, subject to the terms and conditions set forth therein, to provide to Buyer cash in an aggregate amount set forth in the Equity Commitment Letter, which Equity Commitment Letter provides that Midway US is a third party beneficiary thereof.  A true and complete copy of the fully executed Equity Commitment Letter as in effect on the date hereof has been provided to Sellers.  As of the date of this Agreement, the Equity Commitment Letter is valid and in full force and effect and enforceable in accordance with its terms against Buyer and each other party thereto, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 4.6Solvency. Immediately after giving effect to the transactions contemplated hereby, Buyer shall be solvent and shall: (a) be able to pay its debts as they become due, (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities), and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent to hinder, delay or defraud either present or future creditors of Buyer or Sellers. In connection with the transactions contemplated hereby, Buyer has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.

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Section 4.7Legal Proceedings. There are no actions, suits, claims or other legal proceedings pending against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

Section 4.8Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Spring Valley Business, the Additional Spring Valley Business and the Purchased Assets. Buyer acknowledges and agrees that: (i) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied upon its own investigation and the express representations and warranties of Sellers set forth in ARTICLE 3 (including the related portions of the Disclosure Schedules), and (ii) none of Sellers, the Spring Valley Venture or any Affiliate or Representative of Sellers, the Spring Valley Venture or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Sellers.

ARTICLE 5 COVENANTS

Section 5.1Conduct of Business Prior to the Closing.  From the date hereof until the Closing:

Each Seller shall use its commercially reasonable efforts to:

conduct the Additional Spring Valley Business in the ordinary course of business;

maintain and preserve intact the current organization, business and franchise of the Additional Spring Valley Business and to preserve the rights, franchises, goodwill and relationships of the customers, lenders, suppliers, regulators and others having business relationships with the Additional Spring Valley Business;

pay all Taxes when due with respect to the Purchased Assets required to be paid by any Seller and not allow the Purchased Assets to become subject to a lien for Taxes required to be paid by any Seller, other than for Taxes not yet due and payable; and

except (i) as expressly required or permitted by this Agreement, (ii) as required pursuant to applicable Laws, (iii) as set forth in Schedule 5.1,  (iv) as consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), or (v) as required to respond reasonably and prudently to an emergency or disaster (including the right to take forthwith any action required to insure the safety and integrity of the Additional Spring Valley Business), no Seller shall:

acquire any business, other than acquisitions with a purchase price that does not exceed $250,000 individually or $1,000,000 in the aggregate;

sell, transfer, dispose of, lease, encumber, relinquish or abandon any of the Purchased Assets, except (A) pursuant to the exercise of the ROFR (if applicable) or in compliance with a Governmental Order, (B) with respect to Tangible Property, sales and other dispositions in the ordinary course of business or (C) sales, transfers or dispositions of Tangible Property that do not exceed $250,000 in the aggregate (excluding those sales described in clauses (A) or (B));

enter into any Contract that would reasonably be likely to become an Assigned Contract;

hire any employees to work in the Spring Valley Business or the Additional Spring Valley Business;

incur any indebtedness for borrowed money that will constitute an Assumed Liability other than short-term indebtedness, letters of credit or sureties in the ordinary course of business consistent with past practices;

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make any loans or advances that will be a Purchased Asset to any Person or assume or guarantee the liabilities of any Person that will constitute an Assumed Liability other than in the ordinary course of business;

settle, offer or propose to settle, compromise, assign or release any material proceeding brought against such Seller in respect of or in connection with the Purchased Assets;

enter into any agreement creating a joint venture or partnership or effecting a business combination or other similar arrangement with another Person in respect of any of the Purchased Assets;

permit the Spring Valley Venture to acquire any asset that would materially change the conduct of the business as contemplated by the Exploration Agreement; and

attempt or agree to do any of the foregoing matters listed in clauses (i) through (ix) above.

Section 5.2Access to Information.  From the date hereof until the Closing, each Seller shall: (a) afford Buyer and its Representatives reasonable access to and the right to inspect all of the properties, assets, premises, Books and Records, Contracts and other documents and data related to the Additional Spring Valley Business and shall enforce Midway US’s rights under the Exploration Agreement to obtain such access with respect to the Spring Valley Business, (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Additional Spring Valley Business as Buyer or any of its Representatives may reasonably request and furnish Buyer and its Representatives with all financial, operating and other data and information received by Sellers from Barrick related to the Spring Valley Business, and (c) instruct the Representatives of such Seller to cooperate with Buyer in its investigation of the Purchased Assets and the Spring Valley Business; provided,  however, that any such investigation shall be conducted at Buyer’s sole risk and at Buyer’s sole cost and expense during normal business hours upon reasonable advance notice to such Seller, under the supervision of such Seller’s personnel, in compliance with all of such Seller’s health, safety and environmental regulations and procedures, and in such a manner as not to interfere with the normal operations of the Additional Spring Valley Business or Spring Valley Business. Notwithstanding anything to the contrary in this Agreement, such Seller shall not be required to disclose any information to Buyer if such disclosure would, in such Seller’s discretion: (x) cause significant competitive harm to such Seller, the Additional Spring Valley Business or the Spring Valley Business if the transactions contemplated by this Agreement are not consummated, (y) jeopardize any attorney-client or other privilege, or (z) contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. Prior to the Closing, without the prior written consent of such Seller, Buyer shall not contact any suppliers to, or customers of, the Additional Spring Valley Business or the Spring Valley Business and Buyer shall have no right to perform invasive or subsurface investigations of any properties. Buyer shall, and shall cause its Representatives to, abide by the terms of the Confidentiality Agreement with respect to any access or information provided pursuant to this Section 5.2.

Section 5.3Notice of Certain Events.  Sellers and Buyer agree that, subject to applicable Law, each shall provide the other prompt notice in writing of:

any notice or communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

any material notice or communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

any material proceeding commenced or threatened against it which relates to the consummation of the transactions contemplated by this Agreement;

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any failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied under this Agreement; and

and copies of all documents related thereto, provided that the giving of any such notice shall not in any way change or modify the representations and warranties of the parties or the conditions in their favor contained in this Agreement or otherwise affect the remedies available to Sellers and Buyer under this Agreement.

Section 5.4Confidentiality. Buyer acknowledges and agrees that the Confidentiality Agreement remains in full force and effect and, in addition, covenants and agrees to keep confidential, in accordance with the provisions of the Confidentiality Agreement, information provided to Buyer pursuant to this Agreement. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement and the provisions of this Section 5.4 shall nonetheless continue in full force and effect. Notwithstanding the foregoing provisions of this Section 5.4, the parties hereto agree and acknowledge that (a) this Agreement and any and all schedules, exhibits and other ancillary documents may be disclosed to third parties and filed with the Bankruptcy Court in connection with the Chapter 11 Cases and Sellers’ efforts to obtain entry of the Sale Order by the Bankruptcy Court and (b) such provisions shall not be construed to prohibit or restrict any party hereto or its Affiliates from making disclosures required by, or in connection with, applicable Laws or stock exchange requirements, rules or regulations.

Section 5.5Governmental Approvals and Other Third-Party Consents.

Each party hereto shall, as promptly as possible use commercially reasonable efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement, except for consents, authorizations, orders and approvals with respect to Permits that cannot be obtained until after the Closing. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

[Reserved.]

[Reserved.]

Sellers and Buyer shall use commercially reasonable efforts to give all notices to, and obtain all consents or waivers from, all third parties that are described in Schedule 3.3; provided,  however, that (i) the foregoing shall not require Sellers or Buyer to give notices to (other than the notices provided for in Section 5.20(b)(ii)), or obtain consents or waivers from, any non-debtor parties to Material Contracts regarding assignments thereof to Buyer and (ii) neither Sellers nor Buyer shall be obligated to pay any consideration therefor to any third party from whom consent or approval is requested, other than customary filing fees.

Section 5.6Right of First Refusal

Sellers shall give or cause to be given such required notices to the holder of the ROFR as a result of entry into this Agreement.  To the extent permitted by the ROFR, Sellers shall provide to Buyer copies of all written notices and written responses received in response to the notices given by Sellers pursuant to this Section 5.6.  Buyer shall, at the request of Sellers, co-operate with Sellers and use all reasonable efforts to assist Sellers to comply with the provisions of this Section 5.6 and shall promptly give to Sellers such information and copies of such documents relating to Buyer which Sellers may reasonably request from time to time as is necessary and appropriate in order to comply with the provisions of this

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Section 5.6.  Buyer and Sellers shall use all reasonable efforts to obtain a waiver from Barrick of any rights it has under the ROFR with respect to the transactions contemplated by this Agreement.

The parties agree to cooperate in good faith to take such actions and execute such documents or instruments as may be necessary or desirable in order to effectuate the provisions of this Section 5.6.

(i) Sellers intend that nothing in this Agreement shall be construed as an admission, concession, acknowledgment or agreement that Barrick or any other party has any rights under the ROFR as a result of the parties’ execution and delivery of, the entering into, and/or the consummation of the transactions contemplated in, this Agreement and (ii) Sellers reserve all rights to challenge, contest or otherwise take the position that neither Barrick nor any other party has any rights under the ROFR as a result of the parties’ execution and delivery of, the entering into, and/or the consummation of the transactions contemplated in, this Agreement.

Section 5.7Books and Records.

In order to facilitate the resolution of any claims made against or incurred by any Seller prior to the Closing, or for any other reasonable purpose, for a period of seven years after the Closing, Buyer shall: (i) retain the Books and Records (including personnel files) of the Spring Valley Business delivered to Buyer relating to periods prior to the Closing in accordance with Buyer’s document retention policies, and (ii) upon reasonable notice, afford the Representatives of such Seller reasonable access (including the right to make, at such Seller’s expense, photocopies), during normal business hours, to those portions, and only those portions, of such Books and Records as relate to the Purchased Assets prior to Closing and, if required by Buyer, subject to such Seller executing a non-disclosure agreement with respect to such information, in form and substance acceptable to the parties, acting reasonably.

Buyer shall not be obligated to provide any Seller with access to any books or records (including personnel files) pursuant to this Section 5.7 where such access would violate any Law.

Section 5.8Closing Conditions. From the date hereof until the Closing, each party hereto shall use commercially reasonable efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in ARTICLE 6 for which it is responsible.

Section 5.9Public Announcements. Sellers and Buyer shall consult with each other prior to issuing any press releases or otherwise making public statements with respect to this Agreement or the transactions contemplated by this Agreement and, to the extent practicable, shall provide the other parties with no less than two Business Days to review and comment on all such press releases or statements prior to the release thereof.  To the extent that any such press release or public statement is required by applicable Law, by a rule of a stock exchange on which a party’s shares (or those of any of its Affiliates) are listed or traded or by a Governmental Authority, the press release or public announcement shall be issued or made after consultation with the other parties and after taking into account the other parties’ comments.  If such advance consultation is not reasonably practicable or legally permitted, to the extent permitted by applicable Law, the disclosing party shall provide the other parties with a copy of any written disclosure made by such disclosing party as soon as practicable thereafter.

Section 5.10Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to vest title to the Purchased Assets in Buyer, carry out the provisions hereof and give effect to the transactions contemplated by this Agreement, in each case, at the sole cost and expense of the requesting party; provided that with respect to any Purchased Asset that is not transferred by Sellers at Closing , any such cost and expense shall be borne by Sellers.

Section 5.11[Reserved.]

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Section 5.12[Reserved.]

Section 5.13Taxes.

Transfer Taxes.  All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any real property transfer Tax and any other similar Tax) (all such Taxes collectively, “Transfer Taxes”) shall be borne and paid by Buyer when due. Buyer shall, at its own expense, timely file any Tax Return with respect to Transfer Taxes (and Sellers shall cooperate with respect thereto as necessary).  Each of Buyer and Sellers agree to timely sign and deliver (or to cause to be timely signed and delivered) such certificates or forms as may be necessary or appropriate and otherwise to cooperate to establish any available exemption from (or otherwise reduce) any Transfer Taxes.

Tax Cooperation.  Sellers, on the one hand, and Buyer, on the other hand, agree to furnish or cause to be furnished to the other, upon written request, such information and assistance as is reasonably necessary (i) for the filing of any Tax Return with respect to the Purchased Assets or otherwise relating to any of the payments to be made pursuant to this Agreement with respect to Taxes, (ii) for the preparation for any audit or responding to any information document requests (or other requests for information, materials or documents) in connection with any Tax audit with respect to the Purchased Assets, and (iii) for the prosecution or defense of any Tax claim relating to any Tax adjustment or proposed Tax adjustment with respect to the Purchased Assets.  Such assistance shall include making employees available on a mutually convenient basis to provide additional information and explanations of any material provided hereunder.  Buyer and Seller shall retain all books and records of the Spring Valley Venture with respect to Taxes for a period of at least seven (7) years following the Closing.

Section 5.14[Reserved.]

Section 5.15Financing.  Buyer covenants and agrees that it shall ensure and take all necessary steps to ensure that at Closing it will have sufficient funds on hand to pay the Purchase Price to Sellers in full in cash.

Section 5.16[Reserved.]

Section 5.17[Reserved.]

Section 5.18Nature of Transaction.  The Sellers are selling, and the Buyer is acquiring, the Purchased Assets “as is”, “where is” and with all faults, limitations and defects (hidden and apparent) and subject only to the representations and warranties contained in ARTICLE 3, without any other representation or warranty of any nature whatsoever and without any guarantee or warranty (whether express or implied) as to their title, quality, merchantability or their fitness for the Buyer’s intended use or a particular purpose or any use or purpose whatsoever. Further, except as set forth in this Agreement, neither Sellers nor any director, officer, manager, employee, agent, consultant, or Representative of Sellers have made any warranties, representations or guarantees, express, implied or statutory, written or oral, respecting the Purchased Assets, any part of the Purchased Assets, the financial performance of the Purchased Assets, or the physical condition of the Purchased Assets. Buyer is an informed and sophisticated purchaser, and has engaged expert advisors, experienced in the evaluation and purchase of property and assets such as the Purchased Assets as contemplated hereunder. Buyer has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. Buyer and Sellers further acknowledge that the consideration for the Purchased Assets specified in this Agreement has been agreed upon by Sellers and Buyer after good-faith arms’-length negotiation. Buyer has relied, and shall rely, solely upon its own investigation of all such matters and the representations, warranties and covenants contained in ARTICLE 3. Following the Closing, each of the parties hereto hereby agrees and acknowledges that (a) the parties hereto hereby disclaim all Losses and responsibility for any representation or warranty

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(including any representation or warranty set forth in ARTICLE 3 or ARTICLE 4 or any express or implied warranty, any warranty as to accuracy or completeness or any warranty as to fitness for a particular purposes), omission, agreement, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to any other party hereto or its Affiliates or Representatives (including any opinion, information, projection, or advice that may have been or may be provided, directly or indirectly (including on or by access to any online data room), to any other party hereto or its Affiliates or Representatives by any director, officer, manager, employee, agent, consultant, or Representative of such party); (b) no Seller makes any representations or warranties to Buyer regarding the probable success, profitability or value of any of the Purchased Assets; and (c) no party hereto shall have any liability with respect to, and no party hereto shall be permitted nor shall it assert any indemnification claim, liability or Loss with respect to, the foregoing matters, whether pursuant to this Agreement, common law, or otherwise.

Section 5.19Supplements to Schedules.  Following the Cut-Off Date, each Seller will promptly notify Buyer if such Seller becomes aware of any Contract relating to the Additional Spring Valley Assets that should have been identified on Schedule 2.1(h) and provide Buyer a true, correct and complete copy of such Contract.  Within 10 Business Days following receipt of such notice and a copy of such Contract, Buyer shall have the option to include or exclude such Contract from the Assigned Contracts included in the Purchased Assets.  Subject to the terms and conditions herein provided, following the Closing Date, each Seller shall execute and deliver to Buyer such bills of sale, endorsements, assignments and other good and sufficient instruments of assignment, transfer and conveyance, in form and substance reasonably satisfactory to Buyer, and take such additional actions as Buyer may reasonably request, to promptly vest in Buyer all of such Seller’s right, title and interest in and to the Purchased Assets, including the prompt transfer of Permits.

Section 5.20Bankruptcy Matters.

Competing Transaction.  Sellers intend to seek entry of the Sale Order by the Bankruptcy Court without soliciting proposals or offers for the sale of the Purchased Assets from parties other than Buyer or conducting an auction.  Notwithstanding the foregoing, subject to applicable fiduciary duties of each Seller that, upon the advice of Sellers’ counsel, would reasonably require that either Seller not comply with the next sentence of this Section 5.20(a), each Seller shall not, and shall cause its Affiliates and Representatives not to, directly or indirectly, initiate, solicit, entertain, or encourage submission of any inquiries, proposals or offers, or enter into or continue discussions or negotiations with or provide any information to or enter into any agreements or understandings with any Person (other than Buyer and its Affiliates and Representatives) with respect to any transaction (or series of transactions) involving the direct or indirect sale, transfer or other disposition of the Purchased Assets or any other transaction that could impede or preclude the transactions contemplated under this Agreement being consummated with Buyer or any of its Affiliates or accept an offer or proposal from any Person (other than Buyer and its Affiliates, agents and representatives) with respect to any of the foregoing.

Compliance.

Each Seller shall comply with all of the obligations of such Seller under the Sale Order (after the entry of such Governmental Order by the Bankruptcy Court).

Each Seller shall use efforts to comply with all requirements under the Bankruptcy Code and Bankruptcy Rules in connection with obtaining approval of the transactions contemplated by this Agreement.  Each Seller shall serve on all required Persons in the Chapter 11 Cases, including (A) all entities that assert any Encumbrance, Claim or interest in the Purchased Assets; (B) all parties to each Contract that is potentially an Assigned Contract; (C) all governmental taxing authorities that have or as a result of the sale of the Purchased Assets may have Claims, contingent or otherwise, against such Seller; (D) all state and local taxing authorities having jurisdiction over any of the Purchased Assets, including the Internal Revenue Service; (E) all state and local governmental agencies and environmental agencies in any jurisdiction where such Seller owns or has owned or used real property; (F) the Nevada

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Division of Environmental Protection; (G) all parties that filed requests for notices under Bankruptcy Rule 9010(b) or were entitled to notice under Bankruptcy Rule 2002; (H) all known creditors (whether liquidated, contingent or unmatured) of such Seller; (I) all interested governmental, pension, environmental and other regulatory entities; (J) the Office of the Attorney General of Nevada; (K) any other applicable state attorneys general; (L) the United States Department of the Interior, Bureau of Land Management; (M) the Office of the United States Trustee for the District of Colorado; (N) the United States Department of Justice; and (O) counsel to Buyer and all other notice parties reasonably requested by Buyer in writing to Sellers within two (2) Business Days after the execution of this Agreement, any notice of the sale motion, the Sale Hearing, the Sale Order, and all objection deadlines in accordance with all applicable Bankruptcy Rules and any applicable local rules of the Bankruptcy Court.

Each Seller shall move to assume and assign to Buyer the Assigned Contracts that are executory contracts capable of being assumed pursuant to section 365 of the Bankruptcy Code and shall provide notice thereof to (A) all counterparties to such contracts, (B) any third party beneficiary to such contracts as requested by Buyer (which third party beneficiaries shall be identified by such Seller using its best efforts), (C) any other Person that Buyer requests, and (D) any other Person as may be required by applicable Bankruptcy Rules and any applicable local rules of the Bankruptcy Court and any other Person requested by Buyer.  Each Seller has the right to reject any Contract that is not an Assigned Contract in accordance with the Bankruptcy Code.

Sale Order.  The Sale Order will provide, among other things, that pursuant to sections 105,  363 and 365 of the Bankruptcy Code:

the Purchased Assets shall be sold to Buyer free and clear of all Encumbrances (except for Permitted Encumbrances and Assumed Liabilities);

to the extent that (A) there are restrictions on the sale, assignment, transfer, conveyance or delivery, or attempted sale, assignment, transfer, conveyance or delivery, to Buyer of any Purchased Asset or (B) the same would require the consent, authorization, approval or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (including any Governmental Authority), then (1) such consent, authorization, approval or waiver is not required and/or (2) the Purchased Asset subject to such consent, authorization, approval or waiver shall be assigned or transferred regardless of any such restriction or necessary consent, authorization, approval or waiver and that there shall be no breach or adverse effect on the rights of Sellers or the Buyer for the failure to obtain any such consent, authorization, approval or waiver or otherwise comply with such restriction;

the transactions contemplated by this Agreement were negotiated at arm’s length, that Buyer acted in good faith in all respects and Buyer shall be found to be a “good faith” purchaser within the meaning of section 363(m) of the Bankruptcy Code;

the terms and conditions of the sale of the Purchased Assets to Buyer as set forth herein are approved;

each Seller is authorized and directed to consummate the transactions contemplated by this Agreement and to comply in all respects with the terms of this Agreement;

Buyer and Sellers did not engage in any conduct that would allow the transactions contemplated by this Agreement to be set aside pursuant to section 363(m) of the Bankruptcy Code;

the Sale Order is binding upon any successors to each Seller, including any trustees in respect of such Seller or the Purchased Assets in the case of any proceeding under chapter 7 of the Bankruptcy Code; and

effective as of the Closing, assuming the Closing (as defined in the Barrick Asset Purchase Agreement) shall have occurred prior to, or contemporaneously with, the Closing, all Claims of Barrick against the

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Sellers and their Affiliates who are debtors in the Bankruptcy Case, whether or not such Claims were asserted by Barrick in its Proofs of Claim (Claim Nos. 223 and 224) are disallowed in their entirety and there shall be no recovery from the Sellers or their Affiliates in respect of such Claims.

If the Sale Order is appealed, Buyer and Sellers shall use their respective commercially reasonable efforts to defend such appeal at their own cost and expense.

Each Seller further covenants and agrees that the terms of any plan of reorganization or liquidation, or any order of dismissal, submitted to the Bankruptcy Court by such Seller shall not conflict with, supersede, abrogate, nullify or restrict the terms of this Agreement, or in any way prevent or interfere with the consummation or performance of the transactions contemplated by this Agreement.

ARTICLE 6 CONDITIONS TO CLOSING

Section 6.1Conditions to Obligations of All Parties.  The obligations of Sellers and Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

No Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement or causing the transactions contemplated by this Agreement to be rescinded following completion thereof and there shall not have been enacted or made applicable any Law that makes the transactions contemplated by this Agreement illegal or otherwise prohibited.

The ROFR shall not have been exercised; provided,  however, that if, after exercise, the holder’s rights under the ROFR shall have terminated before the sale of the Purchased Assets pursuant to the ROFR, this condition shall be considered satisfied.

The foregoing conditions are for the exclusive benefit of Sellers and Buyer and any such condition may be waived in whole or in part by Sellers and Buyer at or prior to the time of Closing by each delivering to the other a written waiver to that effect.  Delivery of any such waiver shall be without prejudice to any rights and remedies at law and in equity any Seller or Buyer may have, including any claims any Seller or Buyer may have for breach of covenant, representation or warranty by the other party, and also without prejudice to any Seller’s and Buyer’s rights of termination in the event of non-performance of any other conditions in whole or in part.

Section 6.2Conditions to Obligations of Buyer.  The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

The representations and warranties of each Seller contained in ARTICLE 3 shall be true and correct in all respects without giving effect to any limitation indicated by the words “Material Adverse Effect”, “in all material respects”, “material”, “materially” or like words or expressions, except where the failure of such representations and warranties to be true and correct does not in aggregate result in a Material Adverse Effect, as of the Closing Date as if made on and as of such date (except to the extent such representations and warranties speak as of an earlier date, then as of such date, or except as affected by transactions contemplated or permitted by this Agreement) and each Seller shall have delivered to Buyer a certificate dated the Closing Date executed by a senior officer to the foregoing effect with respect to such Seller’s representations and warranties.

Each Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date and such Seller shall have delivered to Buyer a certificate dated the Closing Date

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executed by a senior officer to the foregoing effect with respect to such Seller’s agreements, covenants and conditions.

Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each Seller certifying that attached thereto are true and complete copies of the constating documents of such Seller, all resolutions adopted by the board of directors of such Seller authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

Buyer shall have received certificates of good standing for each Seller from the Secretary of State of Nevada.

Buyer shall have received a certificate pursuant to Treasury Regulations section 1.1445-2(b) (the “FIRPTA Certificate”) that each Seller is not a foreign person within the meaning of section 1445 of the Code duly executed by such Seller.

Closing (as defined in the Barrick Asset Purchase Agreement) shall have occurred.

Each Seller shall have delivered to Buyer duly executed counterparts of each other document, certificate and instrument set forth in Section 2.9(a) to be executed and delivered by such Seller.

The Bankruptcy Court shall have entered the Sale Order, which shall be in form and substance acceptable to Buyer in its sole and absolute discretion, and, as of the Closing Date the Sale Order shall be in full force and effect and shall not have been reversed, vacated, or stayed, and shall not have been amended, supplemented, or otherwise modified in any material respect without the prior written consent of Buyer.

The Sale Order shall be non-appealable and not otherwise subject to review, reversal, modification or amendment, by appeal or writ of certiorari.  Notwithstanding anything herein to the contrary, the parties may, in their sole and absolute discretion, complete the transactions contemplated by this Agreement prior to the Sale Order becoming a final non-appealable order of the Bankruptcy Court, but only to the extent the Sale Order provides that Buyer is a “Good Faith Purchaser” pursuant to section 363(m) of the Bankruptcy Code and is entitled to all of the protections afforded to such purchasers by that section of the Bankruptcy Code.

The Assigned Contracts shall have been assumed by each Seller, as applicable, and assigned to Buyer pursuant to sections 365(a) and 365(f) of the Bankruptcy Code.

The foregoing conditions are for the exclusive benefit of Buyer and any such condition may be waived in whole or in part by Buyer at or prior to the time of Closing by delivering to Sellers a written waiver to that effect executed by Buyer.  Delivery of any such waiver shall be without prejudice to any rights and remedies at law and in equity Buyer may have, including any claims Buyer may have for breach of covenant, representation or warranty by any Seller, and also without prejudice to Buyer’s rights of termination in the event of non-performance of any other conditions in whole or in part.

Section 6.3Conditions to Obligations of Seller.  The obligations of each Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or such Seller’s waiver, at or prior to the Closing, of each of the following conditions:

The representations and warranties of Buyer contained in ARTICLE 4 shall be true and correct in all material respects as of the Closing Date as if made on and as of such date (except to the extent such representations and warranties speak as of an earlier date, then as of such date) and Buyer shall have delivered to Sellers a certificate dated the Closing Date executed by a senior officer to the foregoing effect with respect to Buyer’s representations and warranties.

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Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Buyer prior to or on the Closing Date and Buyer shall have delivered to Sellers a certificate dated the Closing Date executed by a senior officer to the foregoing effect with respect to its agreements, covenants and conditions.

Sellers shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of the constating documents of the Buyer all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

Sellers shall have received certificates of good standing for Buyer from the Secretary of State of Nevada.

Buyer shall have delivered to Sellers the Cash Amount in accordance with Section 2.7(b).

Buyer shall have delivered to Sellers duly executed counterparts of each other document, certificate and instrument set forth in Section 2.9(b) to be executed and delivered by Buyer.

The Bankruptcy Court shall have entered the Sale Order, which shall be in form and substance acceptable to Sellers, and no Governmental Order staying, reversing, modifying or amending the Sale Order shall be in effect on the Closing Date.

The Sale Order shall be non-appealable and not otherwise subject to review, reversal, modification or amendment, by appeal or writ of certiorari.  Notwithstanding anything herein to the contrary, the parties may, in their sole and absolute discretion, complete the transactions contemplated by this Agreement prior to the Sale Order becoming a final non-appealable order of the Bankruptcy Court, but only to the extent the Sale Order provides that Buyer is a “Good Faith Purchaser” pursuant to section 363(m) of the Bankruptcy Code and is entitled to all of the protections afforded to such purchasers by that section of the Bankruptcy Code.

The foregoing conditions are for the exclusive benefit of Sellers and any such condition may be waived in whole or in part by Sellers at or prior to the time of Closing by delivering to Buyer a written waiver to that effect executed by Sellers.  Delivery of any such waiver shall be without prejudice to any rights and remedies at law and in equity any Seller may have, including any claims such Seller may have for breach of covenant, representation or warranty by Buyer, and also without prejudice to such Seller’s rights of termination in the event of non-performance of any other conditions in whole or in part.

ARTICLE 7 [RESERVED]
ARTICLE 8 TERMINATION

Section 8.1Automatic Termination.  This Agreement shall be terminated automatically if the ROFR is exercised and the sale of the Purchased Assets is consummated as a result of such exercise.

Section 8.2Termination by the Parties. This Agreement may be terminated at any time prior to the Closing:

by the mutual written consent of Sellers and Buyer;

by Buyer by written notice to Sellers if:

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the Closing has not occurred on or prior to January 29, 2016 (the “Drop Dead Date”), except that the right to terminate this Agreement under this Section 8.2(b)(i) shall not be available to Buyer if Buyer’s or Buyer Parent’s failure to fulfill any of Buyer’s or Buyer Parent’s covenants or obligations or if the breach of any of Buyer’s or Buyer Parent’s representations and warranties under this Agreement or the Equity Commitment Letter, as applicable, has been the cause of, or resulted in, the failure of the Closing to occur by the Drop Dead Date;

any of the conditions set forth in Section 6.1 or Section 6.2 shall not have been satisfied or waived by the Drop Dead Date or is incapable of satisfaction by the Drop Dead Date, provided that Buyer is not then in breach of this Agreement so as to cause any of the conditions in Section 6.1 or Section 6.2 not to be satisfied;

the Sale Order, once entered, is changed in a manner that is adverse to Buyer without the consent of Buyer in its sole discretion;

any Seller seeks to have the Bankruptcy Court enter an order dismissing the Chapter 11 Case of such Seller or converting it to a case under chapter 7 of the Bankruptcy Code, or if the Bankruptcy Court enters an order dismissing the Chapter 11 Case of any Seller or converting the Chapter 11 Case of such Seller to a case under chapter 7 of the Bankruptcy Code, or appoints a trustee in any Seller’s Chapter 11 Case or an examiner with enlarged powers relating to the operation of such Seller’s businesses, and such dismissal, conversion or appointment is not reversed or vacated within three business days after the entry thereof; or

the Barrick Asset Purchase Agreement is terminated;

by Sellers by written notice to Buyer if:

the Closing has not occurred on or prior to the Drop Dead Date, except that the right to terminate this Agreement under this Section 8.2(c)(i) shall not be available to Sellers if the failure of any Seller to fulfill any of its covenants or obligations or if the breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur by the Drop Dead Date;

any of the conditions set forth in Section 6.1 or Section 6.3 shall not have been satisfied or waived by the Drop Dead Date or is incapable of satisfaction by the Drop Dead Date, provided that no Seller is then in breach of this Agreement so as to cause any of the conditions in Section 6.1 or Section 6.3 not to be satisfied; or

the board of directors of either Seller shall have determined in good faith, after considering applicable provisions of applicable Law and consulting with outside counsel, that such termination is required by its fiduciary obligations under applicable Law;

by Buyer or Sellers in the event that:

any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement or causing the transactions contemplated by this Agreement to be rescinded following completion thereof, and such Governmental Order shall have become permanent, final and non-appealable;

there shall be enacted or made applicable any Law that makes the transactions contemplated by this Agreement illegal or otherwise prohibited; or

a court issues a final non-appealable order that prevents Sellers from selling the Purchased Assets to Buyer.

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Section 8.3Effect of Termination.

In the event of the termination of this Agreement pursuant to Section 8.1,  Section 8.2(a) or Section 8.2(d), except as provided in Section 8.3(e), this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto.

In the event of the termination of this Agreement pursuant to Section 8.2(c)(iii), Sellers shall reimburse Buyer for expenses actually incurred by Buyer in connection with negotiating and documenting the purchase and sale of the Purchased Assets, provided that Sellers shall not be required to reimburse Buyer for any expenses incurred by Buyer in excess of One Hundred Fifty Thousand Dollars ($150,000).

Notwithstanding the termination of this Agreement by Buyer pursuant to Section 8.2(b), Buyer may bring an action against any Seller for Losses suffered by Buyer where the event giving rise to the right of termination is a result of a breach of covenant, representation or warranty by such Seller.

Notwithstanding the termination of this Agreement by Sellers pursuant to Section 8.2(c), any Seller may bring an action against Buyer for Losses suffered by such Seller where the event giving rise to the right of termination is a result of a breach of covenant, representation or warranty by Buyer.

Notwithstanding any other provisions of this Agreement, if this Agreement is terminated (whether by a party or automatically or otherwise), the provisions of Section 5.4,  ARTICLE 6 and this Section 8.3 (subject to any time limitations referred to therein) shall survive such termination and remain in full force and effect, along with any other provisions of this Agreement which expressly or by their nature survive the termination hereof.

ARTICLE 9 MISCELLANEOUS
Section 9.1Survival.    Each and every representation, warranty, covenant, and agreement contained in this Agreement or in any instrument delivered pursuant to this Agreement shall expire and be of no further force and effect as of the Closing and no party hereto shall thereafter have any liability whatsoever with respect thereto; provided,  however, that the covenants contained in this Agreement that by their terms are to be performed (in whole or in part) by the parties hereto following the Closing shall survive in accordance with their respective terms. Following the Closing Date with respect to the representations, warranties, and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement and, with respect to the covenants contained in this Agreement or in any instrument delivered pursuant to this Agreement, following the applicable survival date of such covenant, such representation, warranty, covenant, and agreement contained in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate and be of no further force or effect and no party hereto shall have any liability with respect thereto.

Section 9.2Expenses.  Except as otherwise expressly provided herein (including in Section 5.13), all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 9.3Notices. All notices, requests, consents, claims, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt), (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (iv) when received by the addressee if mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.3):

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If to Sellers:	Midway Gold US Inc. 8310 South Valley Highway Suite 280 Englewood, Colorado, 80112 U.S.A. Attn: James Wilbourn, General Counsel Email: jwilbourn@midwaygold.com Fax: (720) 979-0898
with a copy to:	Squire Patton Boggs (US) LLP 221 E. Fourth Street Suite 2900 Cincinnati, OH 45202 U.S.A. Attention: Stephen D. Lerner Email: stephen.lerner@squirepb.com Fax: 513-361-1201
If to Buyer:	Solidus Resources, LLC c/o Elko Mining Group LLC 905 Railroad Street, Suite 101 Elko, Nevada 89801 U.S.A. Attn: Jack McMahon, President Email: jack.mcmahon@carlinresources.com Fax: 775-623-5767 with a copy to:

Waterton Precious Metals Fund II Cayman, LP

c/o Waterton Global Resource Management, Inc.

Commerce Court West

199 Bay Street, Suite 5050

Toronto, Ontario, Canada M5L 1E2

Attention: Kamal Toor, General Counsel

Email: ktoor@watertonglobal.com

Fax: 416-504-3200

with a copy to:	Sidley Austin LLP One South Dearborn Chicago, Illinois 60603 USA Attention: Jessica Boelter Email: jboelter@sidley.com Fax: 312-853-7036

Section 9.4Interpretation. For purposes of this Agreement: (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”, (ii) the word “or” is not exclusive, and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Articles and Sections mean the Articles and Sections of this Agreement, (ii) to Schedules mean the Schedules attached to the Disclosure Schedules, (iii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof, and (iv) to a statute means such statute as amended from

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time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 9.5Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.6Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 9.7Entire Agreement. This Agreement and the Confidentiality Agreement constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

Section 9.8Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.9No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.10Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 9.11Governing Law; Submission to Jurisdiction; Venue. This Agreement shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the Laws of the State of New York, without giving effect to any provision thereof that would require the application of the substantive Laws of any other jurisdiction and, to the extent applicable, the Bankruptcy Code.  With the exception of any appeals, (a) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any Claims or disputes that may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (b) any and all proceedings related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated.

Section 9.12Specific Performance. The parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties acknowledge and hereby agree that in the event

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of any breach or threatened breach by any party of any of its covenants or obligations set forth in this Agreement, the other parties shall be entitled to injunctive relief to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each of the parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under this Agreement.

Section 9.13Limitation on Damages. In no event shall any party be liable to any other party for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement or diminution of value or any damages based on any type of multiple.

Section 9.14Disclosure Schedules. The information in the Disclosure Schedules constitutes exceptions or qualifications to representations and warranties of each Seller as set forth in this Agreement.  Any disclosure made in the Disclosure Schedules shall be deemed to be disclosures made with respect to all representations and warranties contained in this Agreement to the extent reasonably apparent on their face, regardless of whether or not a specific cross-reference is made thereto.  No disclosure on the Disclosure Schedules relating to a possible breach or violation of any contract or Law shall be construed as an admission or indication that a breach or violation exists or has actually occurred.  Capitalized terms used in the Disclosure Schedules that are not defined therein shall have the meaning given them in this Agreement.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

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The parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MIDWAY US MIDWAY GOLD US INC., a Nevada corporation By:_____________________________ Name: Title:
NEVADA TALON NEVADA TALON LLC, a Nevada limited liability company By:_____________________________ Name: Title:
BUYER SOLIDUS RESOURCES, LLC, a Nevada limited liability company By:_____________________________ Name: Title:

EXHIBIT A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: MIDWAY GOLD US INC., et al., Debtors.	Case No. 15-16835 (MER) Chapter 11 Jointly Administered Under Case No. 15-16835 (MER)

ORDER (A) APPROVING THE SALE OF CERTAIN OF THE DEBTORS’ ASSETS FREE AND CLEAR OF LIENS, CLaiMS, INTERESTS, AND ENCUMBRANCES, (B) AUTHORIZING THE ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES,

AND (C) GRANTING RELATED RELIEF

Upon the motion, dated December 1, 2015 [Docket No. __] (the “Motion”), of Midway Gold US Inc. and its affiliated debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), for entry of an order, pursuant to sections 105, 363 and 365 of title 11 of the United States Code (the “Bankruptcy Code”), Rules 2002, 6004, 6006, 9008 and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rules 2002-1 and 6004-1 of the Local Bankruptcy Rules for the United States Bankruptcy Court for the District of Colorado (the “Local Rules”), seeking, among other things, approval of the sale (the “Sale”) to Solidus Resources, LLC (the “Purchaser”) of all of the right, title and interest in the Selling Debtors’ Purchased Assets (as defined in the Motion), free and clear of all liens, claims (including, without limitation, as defined in section 101(5) of the Bankruptcy Code), rights or claims based

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on any successor or transferee liability, interests, encumbrances, rights, remedies, restrictions, liabilities and contractual commitments of any kind or nature whatsoever, whenever arising, whether at law or in equity, and granting certain related relief; and the Selling Debtors having agreed to enter into and consummate the Asset Purchase Agreement attached hereto as Exhibit A with the Purchaser (such Asset Purchase Agreement, the “Asset Purchase Agreement”); and the Sale Hearing having been held on December __, 2015; and upon the record of the Sale Hearing, and all of the proceedings before this Court; and this Court having reviewed the Motion and any objections thereto and having found and determined that the relief sought in the Motion, and entry of this Order, is in the best interests of the Debtors, the Debtors’ estates, their creditors, and other parties in interest; and after due deliberation thereon and sufficient cause appearing therefore:

FINDINGS OF FACT AND CONCLUSIONS OF LAW

IT IS HEREBY DETERMINED, FOUND, ADJUDGED, DECREED, AND ORDERED THAT:

A. Jurisdiction, Venue and Core Proceeding:  This Court has jurisdiction over these Chapter 11 Cases pursuant to 28 U.S.C. §§ 157 and 1334.  The matters are core proceedings under 28 U.S.C. § 157(b)(2).  Venue is proper in this district and before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.  Venue in this district and before this Court was proper as of the Petition Date and continues to be proper.

B. Statutory Predicates.   The statutory predicates for the relief sought in the Motion are 105, 363 and 365 of the Bankruptcy Code, Rules 2002, 6004, 6006, 9008 and 9014 of the Bankruptcy Rules and Rules 2002-1 and 6004-1 of the Local Rules.  The consummation of the transactions contemplated by the Motion, the Asset Purchase Agreement and this Order

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is legal, valid and properly authorized under all such provisions of the Bankruptcy Code, the Bankruptcy Rules and the Local Rules, and all of the applicable requirements of such sections and rules have been complied with in respect of such transactions.

C. Notice.  As evidenced by the affidavits of service and publication filed with the Court, proper, timely, adequate, and sufficient notice of the Motion, the Sale Hearing, the procedures for assumption and assignment of Assigned Contracts (as defined in paragraph U below), the proposed Cure Amounts, the Sale and all transactions contemplated therein or in connection therewith, and all deadlines related thereto, was given and no further notice need be provided.  A reasonable opportunity to object or be heard regarding the relief granted by this Order has been afforded to those parties entitled to notice pursuant to the Bankruptcy Code, the Bankruptcy Rules and the Local Rules.

D. Actual written notice of the Motion, the Sale Hearing, the procedures for assumption and assignment of contracts and leases, the proposed Cure Amounts, the Sale and all transactions contemplated therein or in connection therewith, and all deadlines related thereto has been given to all interested persons and entities, including, without limitation: (i) all entities that assert any Lien, Claim or Interest (each as defined below) in the Purchased Assets; (ii) all parties to the Executory Contracts and Unexpired Leases; (iii) all parties to the Assigned Contracts assumed and sold and assigned pursuant to this Order; (iv) all governmental taxing authorities that have or as a result of the Sale may have Claims, contingent or otherwise, against the Debtors; (v) all state and local taxing authorities having jurisdiction over any of the Purchased Assets, including the Internal Revenue Service; (vi) all state and local governmental agencies and environmental agencies in any jurisdiction where the Debtors own or have owned or used real property; (vii) the Nevada Division of Environmental Protection; (viii) all parties that filed requests for notices under Bankruptcy Rule 9010(b) or

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were entitled to notice under Bankruptcy Rule 2002; (ix) all known creditors (whether liquidated, contingent or unmatured) of the Selling Debtors; (x) all interested governmental, pension, environmental and other regulatory entities; (xi) the Office of the Attorney General of the State of Nevada; (xii) the Nevada Department of Taxation; (xiii) any other applicable state attorneys general; (xiv) the Office of the United States Trustee for the District of Colorado; (xv) the United States Department of Justice; (xvi) counsel to Barrick Gold Exploration Inc., (xvi) counsel to the Purchaser and all other notice parties reasonably requested by Purchaser in accordance with the Asset Purchase Agreement; and (xvii) the United States Department of the Interior, Bureau of Land Management.  The foregoing constitutes proper, timely, adequate, and sufficient notice under the particular circumstances of these Chapter 11 Cases, and no further notice need be provided.

E. The Publication Notice was published in The Mining Journal and The Reno Gazette Journal on December __, 2015.  See Docket No. [___].  Such publication notice was sufficient and proper notice to any other interested parties, including those whose identities are unknown to the Debtors.

F. Extensive Efforts by Debtors.  The Sale is the product of extensive efforts by the Debtors to identify all available alternatives to maximize the value of their interest in the Purchased Assets, including the Spring Valley Project, including, among other things, (i) a prepetition six-week transaction process to identify possible equity and/or asset transactions which yielded no offers for Midway Gold’s 30% interest in the Spring Valley Project; (ii) two postpetition efforts to engage with Barrick with respect to a process to conduct a consensual sale of 100% of the Spring Valley Project, which efforts were ultimately unsuccessful; (iii) the commencement of the Barrick Litigation to exercise their statutory rights under section 363(h) of the Bankruptcy Code to sell 100% of the Spring Valley Project over Barrick’s objections;

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and (iv) extensive negotiations with Waterton over the terms of the Sale and the necessary documentation, which were conducted in good faith and at arm’s length.  In effect, the Sale will result in a consensual sale of 100% of the Spring Valley Project, resolve pending and future disputes with Barrick, maximize value by generating not less than $25 million in cash proceeds, and otherwise benefit the Debtors’ estates and creditors and other stakeholders.

G. Business Justification.  The Debtors have demonstrated compelling circumstances and a good, sufficient, and sound business purpose and justification for the Sale.  In light of the circumstances of these Chapter 11 Cases, time is of the essence in (i) consummating the Sale and all related transactions, (ii) preserving the value of the Debtors’ assets, and (iii) minimizing the widespread and adverse economic consequences to the Debtors, their estates, and their creditors.

H. Adequate Marketing; Highest or Best Offer.  As demonstrated by (i) the testimony and other evidence proffered or adduced at the Sale Hearing, and (ii) the representations of counsel made on the record at the Sale Hearing, (a) the Debtors’ prepetition efforts to sell Midway Gold’s 30% interest in the Purchased Assets, including the Spring Valley Project, yielded no offers; (b) Barrick executed the Barrick APA with respect to, among other things, its 70% interest in the Spring Valley Project, after an extensive marketing process conducted by Barrick and its investment banker CIBC, which provides for the same pro rata purchase price as provided in the Asset Purchase Agreement for Midway Gold’s 30% interest, thus indicating fair market value for Midway Gold’s interest; (c) in the opinion of the Debtors’ senior management and their investment banker, the consideration provided by the Purchaser in the Asset Purchase Agreement is toward the high range of the value of Midway Gold’s 30% interest in the Spring Valley Project that they would have reasonably expected to realize through any further marketing of the Purchased Assets and exceeds the values set forth in prior

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oral and written expressions of interest received by the Debtors and their investment banker; (d) the consideration provided by the Purchaser in the Asset Purchase Agreement constitutes the highest or otherwise best offer for the Purchased Assets; (e) the consideration provides fair and reasonable consideration for the Purchased Assets and constitutes reasonably equivalent value under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia; (f) the Sale will provide a greater recovery for the Debtors’ creditors with respect to the Purchased Assets than would be provided by any other practically available alternative, including an auction or other sale process; (g) taking into consideration all relevant factors and circumstances, no other entity has offered to purchase the Purchased Assets for greater economic value to the Debtors or their estates; (h) the Debtors’ determination that the Asset Purchase Agreement constitutes the highest or best offer for the Purchased Assets constitutes a valid and sound exercise of the Debtors’ business judgment; and (i) the sale of the Purchased Assets on the terms set forth in the Asset Purchase Agreement and this order will resolve significant pending and future disputes between the Debtors and Barrick.

I. Opportunity to Object. A reasonable opportunity to object or be heard with respect to the Motion, and all relief requested therein has been afforded to all interested parties.
J. Assets Property of the Estate. The Purchased Assets are property of the Selling Debtors’ estates and title thereto is vested in the Selling Debtors’ estates.

K. Sale in Best Interests.  The actions represented to be taken by the Selling Debtors and the Purchaser are appropriate under the circumstances of these Chapter 11 Cases and are in the best interests of the Debtors, their estates and creditors, and other parties in interest.  Approval of the Asset Purchase Agreement and of the Sale and all related transactions

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at this time is in the best interests of the Debtors, their creditors, their estates, and all other parties in interest.

L. No Sub Rosa Plan.  The consummation of the Sale outside of a chapter 11 plan pursuant to the Asset Purchase Agreement neither impermissibly restructures the rights of the Debtors’ creditors nor impermissibly dictates the terms of a plan of reorganization or liquidation for the Debtors.  The Sale and the transactions contemplated therein do not constitute a sub rosa plan.

M. Arm’s-Length Sale. The Asset Purchase Agreement, the Sale and the transactions contemplated therein and associated therewith were negotiated, proposed, and entered into by the Selling Debtors and the Purchaser without collusion, in good faith, and from arm’s-length bargaining positions.  Neither the Debtors, their insiders and affiliates, nor the Purchaser have engaged in any conduct that would cause or permit the Asset Purchase Agreement, the Sale, or any part of the transactions thereby to be avoided under section 363(n) of the Bankruptcy Code.

N. Good Faith Purchaser. The Purchaser is a good faith purchaser under section 363(m) of the Bankruptcy Code and, as such, is entitled to all of the protections afforded thereby.
O. Prompt Consummation. The Sale and the transactions related thereto must be approved and consummated as promptly as practicable in order to preserve the value of the Purchased Assets.

P. Corporate Authority.  Each Selling Debtor (i) has full corporate power and authority to execute the Asset Purchase Agreement and all other documents contemplated thereby, and the Sale has been duly and validly authorized by all necessary corporate action of each of the Selling Debtors, (ii) has all of the corporate power and authority necessary to

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consummate the transactions contemplated by the Asset Purchase Agreement, (iii) has taken all corporate action necessary to authorize and approve the Asset Purchase Agreement and the consummation by the Selling Debtors of the transactions contemplated thereby, and (iv) needs no consents or approvals, other than those expressly provided for in the Asset Purchase Agreement, which may be waived in accordance with the terms therewith.

Q. Free and Clear Findings Required by the Purchaser.  The Purchaser would not have entered into the Asset Purchase Agreement and would not consummate the Sale if the Assets were not being sold to the Purchaser pursuant to section 363(f) of the Bankruptcy Code, free and clear, except for Permitted Encumbrances and Assumed Liabilities, of (i) all liens (statutory or otherwise), claims, mortgages, deeds of trust, pledges, charges, security interests, charges, rights of first refusal, hypothecations, encumbrances, royalties, easements, leases or subleases, rights-of-way, encroachments, restrictive covenants, restrictions on transferability or other similar restrictions, rights of offset or recoupment, subleases, leases or conditional sale arrangements (collectively, the “Liens”), (ii) all claims as defined in section 101(5) of the Bankruptcy Code, including all rights or causes of action (whether in law or in equity), Proceedings, warranties, guarantees, indemnities, rights of recovery, setoff, recoupment, indemnity or contribution, obligations, demands, restrictions, indemnification claims or liabilities relating to any act or omission of the Selling Debtors or any other person prior to the Closing, consent rights, options, contract rights, covenants and interests of any kind or nature whatsoever (known or unknown, matured or unmatured, accrued or contingent and regardless of whether currently exercisable), whether arising prior to or subsequent to the commencement of the Chapter 11 Cases, and whether imposed by agreement, understanding, law, equity or otherwise (collectively the “Claims”), and (iii) all debts, liabilities, obligations, contractual rights and claims and labor, employment and pension claims, in each case, whether known or

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unknown, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, perfected or unperfected, allowed or disallowed, contingent or non-contingent, liquidated or unliquidated, matured or un-matured, material or non-material, disputed or undisputed, whether arising prior to or subsequent to the commencement of the Chapter 11 Cases, and whether imposed by agreement, understanding, law, equity or otherwise (collectively the “Interests”).  Except for Permitted Encumbrances and Assumed Liabilities, the Sale shall be free and clear of, and the Purchaser shall not be responsible for, any Liens, Claims or Interests, including, without limitation, in respect of the following: (i) any rights or Claims based on any successor or transferee liability, (ii) any Liens, Claims or Interests that purport to give to any party a right or option to effect any forfeiture, modification, right of first refusal, or termination of the Selling Debtors’ or the Purchaser’s interest in the Purchased Assets, or any similar rights; (iii) any labor or employment agreements; (iv) mortgages, deeds of trust and security interests; (v) intercompany loans and receivables between the Selling Debtors and any Debtors or non-Debtor affiliates; (vi) any pension, multiemployer plan (as such term is defined in Section 3(37) or Section 4001(a)(3) of ERISA), health or welfare, compensation or other employee benefit plans, agreements, practices and programs, including, without limitation, any pension plans of the Selling Debtors or any multiemployer plan to which the Selling Debtors have at any time contributed to or had any liability or potential liability; (vii) any other employee, worker’s compensation, occupational disease or unemployment or temporary disability related claim, including, without limitation, claims that might otherwise arise under or pursuant to (a) the Employee Retirement Income Security Act of 1974, as amended, (b) the Fair Labor Standards Act, (c) Title VII of the Civil Rights Act of 1964, (d) the Federal Rehabilitation Act of 1973, (e) the National Labor Relations Act, (f) the Age Discrimination and Employment Act of 1967 and Age Discrimination in Employment

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Act, as amended, (g) the Americans with Disabilities Act of 1990, (h) the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, including, without limitation, the requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and of any similar state law (collectively, “COBRA”), (i) state discrimination laws, (j) state unemployment compensation laws or any other similar state laws, or (k) any other state or federal benefits or claims relating to any employment with the Debtors or any of their predecessors; (viii) the Federal Mine Safety and Health Act of 1977 or its associated regulations; (ix) penalties of any kind whatsoever assessed against the Debtors by the United States Department of Labor’s Mine Safety and Health Administration; (x) any bulk sales or similar law; (xi) any tax statutes or ordinances, including, without limitation, the Internal Revenue Code of 1986, as amended, and any taxes arising under or out of, in connection with, or in any way relating to the operation of the Purchased Assets prior to the Closing; (xii) any Executory Contract or Unexpired Lease that is not an Assigned Contract that will be assumed and assigned pursuant to this Order and the Asset Purchase Agreement; (xiii) any other Excluded Liabilities as provided in the Asset Purchase Agreement.  A sale of the Purchased Assets other than one free and clear of all Liens, Claims, and Interests would yield substantially less value for the Debtors' estates, with less certainty, than the Sale as contemplated.  Therefore, the Sale contemplated by the Asset Purchase Agreement free and clear of all Liens, Claims and Interests, except for Permitted Encumbrances and Assumed Liabilities, is in the best interests of the Debtors, their estates and creditors, and all other parties in interest.

R. Binding and Valid Transfer.  The transfer of the Purchased Assets to the Purchaser will be a legal, valid, and effective transfer of the Purchased Assets and, except for the Permitted Encumbrances and Assumed Liabilities, will vest the Purchaser with all right,

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title, and interest of the Selling Debtors to the Purchased Assets free and clear of all Liens, Claims, and Interests and any liabilities of the Selling Debtors.

S. Satisfaction of 363(f) Standards.  The Selling Debtors may sell the Purchased Assets free and clear of all Liens, Claims and Interests of any kind or nature whatsoever, because, in each case, one or more of the standards set forth in section 363(f)(1)-(5) of the Bankruptcy Code has been satisfied.  Those holders of Liens, Claims and Interests, and non-Debtor parties to the Assigned Contracts who did not object, or who withdrew their objections, to the Motion are deemed to have consented pursuant to section 363(f)(2) of the Bankruptcy Code.  In all cases, each such person with Liens, Claims or Interests in the Purchased Assets is enjoined from taking any action against the Purchaser, the Purchaser’s affiliates or any agent of the foregoing to recover any such Lien, Claim or Interest.

T. Necessity of Order.  The Purchaser would not have entered into the Asset Purchase Agreement and would not consummate the transactions without all of the relief provided for in this Order (including, but not limited to, that the transfer of the Purchased Assets to the Purchaser be free and clear of all Liens, Claims and Interests).  The consummation of the transactions pursuant to this Order and the Asset Purchase Agreement is necessary for the Debtors to maximize the value of their estates for the benefit of all creditors and other parties in interest.

U. Assigned Contracts.  The Selling Debtors have demonstrated that it is an exercise of their sound business judgment to sell, assume and assign the Executory Contracts and Unexpired Leases listed on Schedule 2.1(h) of the Asset Purchase Agreement (collectively, the “Assigned Contracts”, and individually, an “Assigned Contract”) to the Purchaser in connection with the consummation of the Sale, and the assumption and assignment of the Assigned Contracts is in the best interests of the Debtors, their estates and creditors, and other

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parties in interest.  The Assigned Contracts being assigned to the Purchaser are an integral part of the Purchased Assets being purchased by the Purchaser, and, accordingly, such assumption and assignment of the Assigned Contracts and the liabilities associated therewith are reasonable and enhance the value of the Debtors’ bankruptcy estates.

V. Cure and Adequate Assurance.  The Selling Debtors have cured or the Selling Debtors have demonstrated their ability to cure any default with respect to any act or omission that occurred prior to the Closing under any of the Assigned Contracts, within the meaning of section 365(b)(1)(A) of the Bankruptcy Code.  The proposed Cure Amounts or any other cure amount reached by agreement after a Cure Payment Objection are deemed the amounts necessary to “cure” within the meaning of section 365(b)(1) of the Bankruptcy Code all “defaults” within the meaning of section 365(b) of the Bankruptcy Code under such Assigned Contracts.  Pursuant to the terms of Asset Purchase Agreement, Purchaser shall pay all such cure amounts directly to the counterparties to the Assigned Contracts.  The Purchaser’s promise to perform the obligations under the Assigned Contracts arising after the Closing shall constitute adequate assurance of its future performance of and under the Assigned Contracts, within the meaning of sections 365(b)(1) and 365(f)(2) of the Bankruptcy Code.  All counterparties to the Assigned Contracts who did not file a Cure Payment Objection or an objection to the assumption and assignment of the Assigned Contracts prior to the Sale Hearing, are deemed to consent to the assumption by the Debtors of their respective Assigned Contract and the assignment thereof to the Purchaser.  The objections of all counterparties to the Assigned Contracts that did file an objection to the assumption and assignment of such parties’ respective Assigned Contract or proposed Cure Amount relating thereto were heard at the Sale Hearing (to the extent not withdrawn), were considered by this Court, and are overruled on the merits with prejudice.  This Court finds that with respect to all such Assigned Contracts the

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payment of the proposed Cure Amounts in accordance with the terms of the Asset Purchase Agreement is appropriate and is deemed to fully satisfy the Debtors’ obligations under section 365(b) of the Bankruptcy Code.  This Court further finds that the Assumption and Assignment Procedures were reasonable and gave contract counterparties adequate notice of and opportunity to respond to the proposed assumption and assignment of the Assigned Contracts.  Accordingly, all of the requirements of section 365(b) of the Bankruptcy Code have been satisfied for the assumption and the assignment by the Debtors to the Purchaser of each of the Assigned Contracts.  To the extent any Assigned Contract is not an executory contract within the meaning of section 365 of the Bankruptcy Code, it shall be transferred to the Purchaser in accordance with the terms of this Order that are applicable to the Purchased Assets.

W. Unenforceability of Anti-Assignment Provisions.  Anti-assignment provisions in any Assigned Contract shall not restrict, limit, or prohibit the assumption, assignment, and sale of the Assigned Contracts and should be deemed and found to be unenforceable anti-assignment provisions within the meaning of section 365(f) of the Bankruptcy Code.

X. Final Order.  This Order constitutes a final order within the meaning of 28 U.S.C. § 158(a).  Notwithstanding Bankruptcy Rules 6004(h) and 6006(d), this Court expressly finds that there is no just reason for delay in the implementation of this Order and expressly directs entry of judgment as set forth herein.

Y. Entry of this Order is in the best interests of the Debtors, the Debtors’ estates, their creditors, and other parties in interest.

ORDER

ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED, DECREED, AND DETERMINED THAT:

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1. Motion is Granted. The Motion is granted and the relief requested therein with respect to the Sale is granted and approved in its entirety, as set forth herein.

2. Objections are Overruled.  Any objections to the entry of this Order or to the relief granted herein or the relief requested in the Motion, including any objections to the proposed Cure Amounts or the assumption and assignment of any Assigned Contracts, that have not been withdrawn, waived, or settled, or not otherwise resolved pursuant to the terms hereof, if any, are hereby denied and overruled on the merits with prejudice.

3. Approval.  The Asset Purchase Agreement, and all the terms and conditions thereof, is approved.  Pursuant to sections 105, 363, and 365 of the Bankruptcy Code, the Selling Debtors are authorized to perform their obligations under, and comply with the terms of, the Asset Purchase Agreement and consummate the Sale and the related transactions pursuant to, and in accordance with, the terms and conditions of the Asset Purchase Agreement and this Order.  The Selling Debtors are authorized to execute and deliver, and empowered to perform under, consummate, and implement, the Asset Purchase Agreement, together with all additional instruments and documents that the Selling Debtors or the Purchaser deem necessary or appropriate to implement the Asset Purchase Agreement and effectuate the transactions contemplated therein, and to take all further actions as may reasonably be required by the Purchaser for the purpose of assigning, transferring, granting, conveying, and conferring to the Purchaser or reducing to Purchaser’s possession the Purchased Assets or as may be necessary or appropriate to the performance of the obligations as contemplated by the Asset Purchase Agreement.

4. Binding Effect of Order.  This Order and the Asset Purchase Agreement shall be binding in all respects upon all known and unknown creditors of, and holders of equity security interests in, any Debtor, including any holders of Liens, Claims and Interests, all counterparties to the Assigned Contracts, all successors and assigns of the Purchaser, each of the Debtors and their Affiliates and subsidiaries, the Purchased Assets, and any trustees appointed in the Chapter 11 Cases or upon a conversion to cases under chapter 7 of the Bankruptcy Code and this Order shall not be subject to amendment or modification and the Asset Purchase Agreement shall not be subject to rejection.  Subject

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to the terms and conditions of the Asset Purchase Agreement, the terms of this Order shall apply in the event the Sale under the Asset Purchase Agreement is consummated by and under any chapter 11 plan, and may be incorporated into any confirmation order.  Nothing contained in any chapter 11 plan confirmed in the Chapter 11 Cases or the order confirming any such chapter 11 plan shall conflict with or derogate from the provisions of the Asset Purchase Agreement or this Order.

5. Injunction.  All persons and entities are prohibited and enjoined from taking any action to adversely affect or interfere with the ability of the Selling Debtors to transfer the Purchased Assets to the Purchaser in accordance with the Asset Purchase Agreement and this Order.  Following the Closing, except for persons entitled to enforce Assumed Liabilities and Permitted Encumbrances, all Persons (including, but not limited to, (i) the Debtors and/or their respective successors (including any trustee), (ii) creditors, (iii) investors, (iv) current and former employees and shareholders, (v) administrative agencies, (vi) governmental units, (vii) secretaries of state, (viii) federal, state, and local officials, including those maintaining any authority relating to any environmental, health and safety laws, and (ix) the successors and assigns of each of the foregoing) holding Liens, Claims or Interests in the Purchased Assets or against the Selling Debtors in respect of the Purchased Assets of any kind or nature whatsoever shall be, and hereby are, forever barred, estopped, and permanently enjoined from asserting, prosecuting, or otherwise pursuing any Liens, Claims or Interests of any kind or nature whatsoever against the Purchaser or any Affiliate of the Purchaser or any of their respective property, successors and assigns, or the Purchased Assets, as an alleged successor or on any other grounds.  No Person shall assert, and the Purchaser and the Purchased Assets shall not be subject to, any defaults, breaches, counterclaims, offsets, defenses (whether contractual or otherwise, including, without limitation, any right of recoupment), liabilities, claims and interests, or basis of any kind or nature whatsoever to delay, defer, or impair any right of the Purchaser or the Selling Debtors, or any obligation of any other party, under or with respect to, any Purchased Assets, with respect to any act or omission that occurred prior to the Closing or with respect to any other agreement or any obligation of the Debtors that is not an Assumed Liability.

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6. General Assignment.  Upon the Closing, this Order shall be construed and shall constitute for any and all purposes a full and complete general assignment, conveyance, and transfer of the Selling Debtors’ interests in the Purchased Assets and a bill of sale transferring good and marketable title in the Purchased Assets to the Purchaser free and clear of all Liens, Claims and Interests, except for the Permitted Encumbrances and Assumed Liabilities.  Each and every federal, state, and local governmental agency, quasi-agency, or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions.

7. Transfer Free and Clear.  Except for the Permitted Encumbrances and Assumed Liabilities, pursuant to sections 105(a) and 363(f) of the Bankruptcy Code, the Purchased Assets shall be transferred to the Purchaser as required under the Asset Purchase Agreement, and such transfer shall be free and clear of all Liens, Claims, and Interests of any Person, including, without limitation, all such Liens, Claims, and Interests specifically enumerated in paragraph Q of this Order, whether arising by agreement, by statute or otherwise and whether occurring or arising before, on or after the Petition Date, whether known or unknown, occurring or arising prior to such transfer, with all such Liens, Claims and Interests to attach to the proceeds of the Sale ultimately attributable to the property against or in which the holder of a Lien, Claim or Interest claims or may claim a Lien, Claim or Interest, in the order of their priority, with the same validity, force, and effect which they now have, subject to any claims and defenses the Selling Debtors may possess with respect thereto.  No proceeds of the Sale shall be paid to any party or otherwise used by the Debtors except in accordance with the Final Order (A) Authorizing Post-Petition Use of Cash Collateral, (B) Granting Adequate Protection to Secured Parties, and (C) Granting Related Relief [Docket No. 452] or pursuant to a further order of the Court after written notice and an opportunity to object and be heard is given to parties in interest.

8. Valid Transfer.  The transfer of the Purchased Assets to the Purchaser pursuant to the Asset Purchase Agreement constitutes a legal, valid, and effective transfer of the Purchased Assets and shall vest the Purchaser with all right, title, and interest of the Selling Debtors in and to the Purchased Assets free and clear of all Liens, Claims and Interests of any kind or nature whatsoever, except for the Permitted Encumbrances and Assumed Liabilities.

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9. Exculpation and Release.  Neither the Purchaser nor any of its affiliates, successors, and assigns, shall have, or incur any liability to, or be subject to any action by, the Debtors or any of their predecessors, successors, or assigns, arising out of the negotiation, investigation, preparation, execution, or delivery of the Asset Purchase Agreement and the entry into and consummation of the Sale, except as expressly provided in the Asset Purchase Agreement and this Order.

10. Direction to Release Interests.  Upon the Closing, each of the Selling Debtors’ creditors and any other holder of a Lien, Claim or Interest is authorized and directed to execute such documents and take all other actions as may be necessary to release its Lien, Claim or Interest in the Purchased Assets, if any, as such Lien, Claim or Interest may have been recorded or may otherwise exist.  If any person or entity that has filed financing statements, mortgages, mechanic’s liens, lis pendens, or other documents or agreements evidencing a Lien, Claim or Interest in the Selling Debtors or the Purchased Assets shall not have delivered to the Selling Debtors prior to the Closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all Liens, Claims and Interests, which the person or entity has with respect to the Debtors or the Purchased Assets or otherwise, then (i) the Selling Debtors are authorized to execute and file such statements, instruments, releases, and other documents on behalf of the person or entity with respect to the Debtors or the Purchased Assets, and (ii) the Purchaser is authorized to file, register, or otherwise record a certified copy of this Order, which shall constitute conclusive evidence of the release of all Liens, Claims and Interests of any kind or nature whatsoever in the Selling Debtors or the Purchased Assets.  Each and every federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Asset Purchase Agreement, including, without limitation, recordation of this Order.  This Order shall be binding upon and shall govern the acts of all Persons including without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments (including, without limitation, the Nevada Department of Taxation), secretaries of state, federal, state, and local officials, and all other Persons who may be required by operation of law, the duties of their office, or

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contract, to accept, file, register, or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of such assets or other property interests.

11. No Interference.  Following the Closing, no holder of any Lien, Claim or Interest in the Purchased Assets (except holder of Permitted Encumbrances and Assumed Liabilities solely in accordance with applicable law) shall interfere with the Purchaser’s title to, or use and enjoyment of, the Purchased Assets based on, or related to, any such Lien, Claim or Interest, or based on any actions the Selling Debtors may take in the Chapter 11 Cases.

12. Surrender of Possession.  All entities that are currently, or on the Closing may be, in possession of some or all of the Purchased Assets are hereby directed to surrender possession of the Purchased Assets to the Purchaser on the Closing, unless the Purchaser otherwise agrees.

13. Post-Closing Actions and Transactions.   The Selling Debtors and the Purchaser, and each of their respective officers, employees, and agents, will be authorized and empowered to take all actions and execute and deliver any and all documents and instruments that either the Selling Debtors or the Purchaser deem necessary or appropriate to implement and effectuate the terms of the Asset Purchase Agreement and this Order.  Further, effective as of the Closing, the Purchaser, its successors and assigns, shall be designated and appointed the Selling Debtors’ true and lawful attorney and attorneys, with full power of substitution, in the Selling Debtors’ name and stead, its successors and assigns, to demand and receive any and all of the Purchased Assets, and from time to time institute and prosecute in the name of the Purchaser, for the benefit of the Purchaser, its successors and assigns, any and all proceedings at law, in equity, or otherwise, that the Purchaser, its successors or assigns, may deem proper for the collection or reduction to possession of any of the Purchased Assets, and to do all acts and things with respect to the Purchased Assets that the Purchaser, its successors and assigns, shall deem desirable.  All of the foregoing powers granted to the Purchaser are coupled with an interest and are irrevocable by the Selling Debtors.

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14. Sale is Self-Executing.  The Sale is self-executing, and neither the Selling Debtors nor the Purchaser shall be required to execute or file releases, termination statements, assignments, consents, or other instruments to effectuate, consummate, and implement the provisions of this Order.

15. No Discriminatory Treatment.  To the extent provided by section 525 of the Bankruptcy Code, no governmental unit may deny, revoke, suspend, or refuse to renew any permit, license, or similar grant relating to the operation of the Purchased Assets sold, transferred, or conveyed to the Purchaser on account of the filing or pendency of the Chapter 11 Cases or the consummation of the transactions contemplated by the Asset Purchase Agreement.

16. Assumption and Assignment of Contracts.  Pursuant to sections 105(a), 363, and 365 of the Bankruptcy Code and subject to and conditioned upon the Closing, the Selling Debtors’ sale, assumption and assignment to the Purchaser of the Assigned Contracts is approved, and the requirements of section 365(b)(1) of the Bankruptcy Code with respect thereto are deemed satisfied.  In addition, the Assumption and Assignment Procedures are reasonable and approved in their entirety.

17. The Debtors are authorized and directed in accordance with sections 105(a) and 365 of the Bankruptcy Code to (i) assume and assign to the Purchaser, effective as of the Closing, as provided by, and in accordance with, the Asset Purchase Agreement, the Assigned Contracts free and clear of all Liens, Claims and Interests of any kind or nature whatsoever, other than the Permitted Encumbrances and Assumed Liabilities, and (ii) execute and deliver to the Purchaser such documents or other instruments as the Purchaser reasonably deems necessary to assign and transfer the Assigned Contracts to the Purchaser.

18. The Assigned Contracts shall be transferred and assigned to, pursuant to the Asset Purchase Agreement, and thereafter remain in full force and effect for the benefit of, the Purchaser, notwithstanding any provision in any such Assigned Contract (including those of the type described in sections 365(b)(2), (e)(1), and (f) of the Bankruptcy Code) that prohibits, restricts, or conditions such assignment or transfer.  The Debtors shall be relieved from any further liability with respect to the Assigned Contracts after such assumption and assignment to the Purchaser.  The Debtors may assign each Assigned Contract in accordance with sections 363 and 365 of the Bankruptcy Code, and any

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provisions in any Assigned Contracts that prohibit or condition the assignment of such Assigned Contracts or terminate, recapture, impose any penalty, condition renewal or extension, or modify any term or condition upon the assignment of such Assigned Contracts, constitute unenforceable anti‑assignment provisions which are void and of no force and effect.  All other requirements and conditions under sections 363 and 365 of the Bankruptcy Code for the assumption by the Debtors and assignment to the Purchaser of each Assigned Contract have been satisfied.

19. All defaults and all other obligations or liabilities under any Assigned Contract occurring, arising or accruing prior to the date of the assignment or transfer to the Purchaser shall be deemed cured or satisfied upon payment by the Purchaser of the proposed Cure Amount or any other cure amount reached by agreement after a Cure Payment Objection, and, without limiting the foregoing, no effect shall be given to any default of the type set forth in section 365(b)(2) of the Bankruptcy Code, or the type of default concerning an unexpired lease of real property described in section 365(b)(1) of the Bankruptcy Code whether or not such Assigned Contract is an executory contract within the meaning of section 365 of the Bankruptcy Code.  The Cure Amounts listed on Schedule 3.7(c) of the Asset Purchase Agreement, or any other cure amount reached by agreement after a Cure Payment Objection, reflect the sole amounts necessary under section 365(b) of the Bankruptcy Code to cure all monetary defaults under the Assigned Contracts, and no other amounts are or shall be due to the non-Debtor parties in connection with the assumption by the Debtors and assignment to the Purchaser of the Assigned Contracts.

20. Except as provided in the Asset Purchase Agreement or this Order, after the Closing, the Debtors and their estates shall have no further liabilities or obligations with respect to any Assigned Contract, and all holders of such claims arising from and after Closing under any Assigned Contract are forever barred and estopped from asserting any claims under any Assigned Contract against the Debtors, their successors or assigns, and their estates.

21. The failure of the Debtors or the Purchaser to enforce at any time one or more terms or conditions of any Assigned Contract shall not be a waiver of such terms or conditions, or of the Debtors’ and the Purchaser’s rights to enforce every term and condition of the Assigned Contracts.

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22. No Successor Liability.  Except for the Assumed Liabilities, to be paid solely to the extent provided for in the Asset Purchase Agreement and this Sale Order, neither the Purchaser, nor any of its successors or assigns, or any of their respective affiliates shall have any liability for any Lien, Claim or Interest that arose or occurred prior to the Closing, or otherwise is assertable against the Selling Debtors or is related to the Purchased Assets prior to the Closing.  The Purchaser is not and shall not be deemed a “successor” to the Selling Debtors or their estates, have, de facto or otherwise, merged with or into the Debtors or be a mere continuation or substantial continuation of the Selling Debtors or the enterprise of the Selling Debtors under any theory of law or equity as a result of any action taken in connection with the Asset Purchase Agreement or any of the transactions or documents ancillary thereto or contemplated thereby or in connection with the acquisition of the Purchased Assets.

23. Without limiting the foregoing, and except to the extent the Purchaser assumes the Assumed Liabilities, or takes the Purchased Assets subject to the Permitted Encumbrances, or as otherwise set forth in the Asset Purchase Agreement, the Purchaser shall not have any successor, transferee, derivative, or vicarious liabilities of any kind or character for any Liens, Claims or Interests, including under any theory of successor or transferee liability, de facto merger or continuity, whether known or unknown as of the Closing, now existing or hereafter arising, whether fixed or contingent, asserted or unasserted, liquidated or unliquidated, with respect to of any of the following: (i) any foreign, federal, state, or local revenue, pension, ERISA, tax, labor, employment, antirust, environmental, or other law, rule, or regulation (including without limitation filing requirements under any such laws, rules or regulations); (ii) under any products liability law, rule, regulation, or doctrine with respect to the Debtors’ liability under such law, rule or regulation, or doctrine, or under any product warranty liability law or doctrine; (iii) any employment or labor agreements, consulting agreements, severance arrangements, change-in-control agreements, or other similar agreement to which the Debtors are a party; (iv) any pension, welfare, compensation, or other employee benefit plans, agreements, practices, and programs, including, without limitation, any pension plan of the Debtors; (v) the cessation of the Debtors’ operations, dismissal of employees, or termination of employment or labor agreements or pension, welfare, compensation, or other employee benefit plans, agreements, practices and programs,

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obligations that might otherwise arise from or pursuant to the (a) Employee Retirement Income Security Act of 1974, as amended, (b) the Fair Labor Standards Act, (c) Title VII of the Civil Rights Act of 1964, (d) the Federal Rehabilitation Act of 1973, (e) the National Labor Relations Act, (f) the Age Discrimination and Employment Act of 1967, (g) the Americans with Disabilities Act of 1990, or (h) COBRA; (vi) environmental liabilities, debts, Claims, or obligations arising from conditions first existing on or prior to the Closing (including, without limitation, the presence of hazardous, toxic, polluting, or contamination substances or wastes), which may be asserted on any basis, including, without limitation, under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; (vii) any liabilities, debts, or obligations of or required to be paid by the Debtors for any taxes of any kind for any period; (viii) any liabilities, debts, commitments, or obligations for any taxes relating to the operation of the Purchased Assets prior to the Closing; (ix) any bulk sale law; and (x) any litigation.

24. Fair Consideration.  The consideration provided by the Purchaser for the Purchased Assets under the Asset Purchase Agreement shall be deemed to constitute reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia.  The Sale may not be avoided under section 363(n) of the Bankruptcy Code.  The Asset Purchase Agreement was not entered into, and the Sale is not being consummated, for the purpose of hindering, delaying, or defrauding creditors of the Debtors under the Bankruptcy Code or under the laws of the United States, any state, territory, possession thereof, or the District of Columbia, or any other applicable law.  Neither the Selling Debtors nor the Purchaser have entered into the Asset Purchase Agreement or any agreement contemplated thereby or are consummating the Sale with any fraudulent or otherwise improper purpose, including, without limitation, to evade any pension liabilities.  No other person or entity or group of persons or entities has offered to purchase the Purchased Assets for an amount that would provide greater value to the Debtors and their estates than the value provided by the Purchaser.  The Court’s approval of the Motion and the Asset Purchase Agreement are in the best interests of the Debtors, their estates and creditors, and all other parties in interest.

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010-8167-8083/2/AMERICAS

25. Retention of Jurisdiction.  This Court retains jurisdiction, pursuant to its statutory powers under 28 U.S.C. § 157(b)(2), to, among other things, interpret, implement, and enforce the terms and provisions of this Order, all amendments thereto, and any waivers and consents thereunder, including, but not limited to, retaining jurisdiction to (i) compel delivery of the Purchased Assets to the Purchaser; (ii) interpret, implement, and enforce the provisions of this Order; (iii) protect the Purchaser, any of the Purchaser's affiliates, or any agent of the foregoing, against any Liens, Claims or Interests against the Selling Debtors or the Purchased Assets of any kind or nature whatsoever, except for the Permitted Encumbrances and Assumed Liabilities and (iv) enter any order under sections 363 and 365 of the Bankruptcy Code.

26. Good Faith Purchaser.  The transactions contemplated by the Asset Purchase Agreement are undertaken by the Purchaser without collusion and in good faith, as that term is used in section 363(m) of the Bankruptcy Code, and, accordingly, the reversal or modification on appeal of the authorization provided in this Order to consummate the transactions shall not affect the validity of the transactions (including the assumption and assignment of any of the Assigned Contracts).  The Purchaser is a purchaser in good faith of the Purchased Assets and is entitled to all the protections afforded by section 363(m) of the Bankruptcy Code.

27. No Bulk Law Application. No bulk sales law or similar law, shall apply in any way to the transactions contemplated by the Sale, the Asset Purchase Agreement, the Motion, and this Order.

28. Subsequent Plan Provisions.  Nothing contained in any chapter 11 plan confirmed in any Debtor’s bankruptcy case or any order confirming any such plan or in any other order in the Chapter 11 Cases shall alter, conflict with, or derogate from, the provisions of the Asset Purchase Agreement or this Order.

29. Inconsistencies with Prior Orders, Pleadings or Agreements.  To the extent this Order is inconsistent with any prior order or pleading with respect to the Motion in the Chapter 11 Cases, the terms of this Order shall govern and any prior orders shall be deemed amended or otherwise modified to the extent required to permit consummation of the Sale.  To the extent there is any

23

010-8167-8083/2/AMERICAS

010-8167-8083/2/AMERICAS

inconsistency between the terms of this Order and the terms of the Asset Purchase Agreement (including all ancillary documents executed in connection therewith), the terms of this Order shall govern.

30. Failure to Specify Provisions.  The failure to specifically include any particular provisions of the Asset Purchase Agreement in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of this Court that the Asset Purchase Agreement be authorized and approved in its entirety.

31. Non-Material Modifications.  The Asset Purchase Agreement and any related agreements, documents, or other instruments may be modified, amended, or supplemented by the parties thereto and in accordance with the terms thereof, without further order of this Court, provided that any such modification, amendment, or supplement does not, based on the Debtors’ judgment, have any adverse effect on the Debtors’ estates.

32. No Stay or Order.  Notwithstanding the provisions of Bankruptcy Rules 6004(h) and 6006(d), this Order shall not be stayed for fourteen (14) days after its entry and shall be effective immediately upon entry, and the Selling Debtors and the Purchaser are authorized to close the transactions immediately upon entry of this Order.  Time is of the essence in closing the transactions referenced herein, and the Selling Debtors and the Purchaser intend to close the transactions as soon as practicable.  This Order is a final order and the period in which an appeal must be filed shall commence upon the entry of this Order.

33. Appointment of Trustee.  The provisions of the Asset Purchase Agreement and this Order may be specifically enforced in accordance with the Asset Purchase Agreement notwithstanding the appointment of any chapter 7 or chapter 11 trustee after the Closing.

34. Barrick Claims.  Effective as of the Closing, assuming the Closing (as defined in the Barrick Asset Purchase Agreement) shall have occurred prior to, or contemporaneously with, the Closing, all Claims of Barrick against any of the Debtors, including the Selling Debtors, whether or not such Claims were asserted by Barrick in its proofs of claim (Claim Nos. 223 and 224) filed in these Chapter 11 Cases or scheduled by any of the Debtors, are disallowed in their entirety and there shall be no recovery from the Debtors, including the Selling Debtors, in respect of such Claims.

24

010-8167-8083/2/AMERICAS

010-8167-8083/2/AMERICAS

35. Equity Commitment Letter.  The Equity Commitment Letter dated November 30, 2015 issued by Waterton to the Selling Debtors is an essential component of the transactions contemplated by the Asset Purchase Agreement and this Order without which the Selling Debtors would not have entered into the Asset Purchase Agreement.  The Court retains jurisdiction to hear and determine, on an expedited basis, any action by the Selling Debtors arising from a breach by Waterton of its obligations under the Equity Commitment Letter to seek specific performance by Waterton.

36. Headings. Headings utilized in this Order are for convenience of reference only, and do not constitute a part of this Order for any other purpose
37. Time Periods. All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).
38. Nonseverability. The provisions of this order are nonseverable and mutually dependent.

Dated: _____________, 2015 Denver, Colorado
THE HONORABLE MICHAEL E. ROMERO UNITED STATES BANKRUPTCY JUDGE

25

010-8167-8083/2/AMERICAS

010-8167-8083/2/AMERICAS

EXHIBIT B

APN #: See Exhibit A

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

DEED
(FEE LAND)

This DEED (“Deed”), executed to be effective as of [●][●], 2015 (“Effective Date”), is from [●], a [●] (“Grantor”), with an address of [●],[●],[●], to [●], a [●] (“Grantee”), with an address of [●],[●],[●].

RECITALS

A.Grantor has an interest in the real property described in Exhibit A to this Deed (“Properties”), which are located in [●] County, Nevada.

B.Grantor, Grantee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”). Pursuant to the Purchase Agreement, Grantor agreed, among other things, to convey to Grantee all of its right, title and interest in and to the Properties.

C.Grantor now desires to execute this Deed with respect to the Properties in order to fulfill, in part, its obligations under the Purchase Agreement.

1

CONVEYANCE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor grants, sells, bargains, and conveys to Grantee, all of Grantor’s right, title and interest in the Properties and all and singular the tenements, hereditaments, appurtenances, fixtures, buildings and improvements thereon or thereunto belonging to or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues, and profits thereof.

TO HAVE AND TO HOLD unto Grantee, its successors and assigns forever.

Executed by Grantor to be effective as of the Effective Date.

GRANTOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

This instrument was acknowledged before me on December __, 2015, by ___________ as _________________________ of __________________.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

2

Exhibit A – Properties (Fee Land)

[●]

Exhibit A-1

APN #: See Exhibit A

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASES
([●])

This Assignment and Assumption of Real Property Leases (“Assignment”), dated to be effective as of [●][●], 2015 (“Effective Date”), is from [●], a [●] (“Assignor”), with an address of [●],[●],[●], to [●], a [●] (“Assignee”), with an address of [●],[●],[●].

Recitals

A.Assignor, Assignee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”).

B.Pursuant to the Purchase Agreement, Assignor agreed, among other things, to assign to Assignee all of its right, title and interest in and to the real property leases described in Exhibit A to this Assignment (the “Leases”).

C.Assignor and Assignee now desire to execute this Assignment with respect to the Leases in order to fulfill, in part, their obligations under the Purchase Agreement.

1

Assignment and Assumption

For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor sells and assigns to Assignee, its successors and assigns forever, all of Assignor’s right, title, and interest in and to the Leases, to have and to hold forever.

Assignee hereby accepts the foregoing assignment and assumes all of the liabilities and obligations of Assignor under the Leases whether prior to or on or after the Effective Date.

Executed by Assignor and Assignee to be effective as of the Effective Date.

[Signatures Begin on Next Page]

2

Signature Page to Assignment (Real Property Leases [●])

ASSIGNOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

3

Signature Page to Assignment (Real Property Leases [●])

ASSIGNEE:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

4

Exhibit A
to
Assignment and Assumption
List of Real Property Leases

Exhibit A-1

APN #: N/A (unpatented mining claims)

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

DEED
(UNPATENTED MINING CLAIMS)

This DEED (“Deed”), executed to be effective as of [●][●], 2015 (“Effective Date”), is from [●], a [●] (“Grantor”), with an address of [●],[●],[●], to [●], a [●] (“Grantee”), with an address of [●],[●],[●].

RECITALS

A.Grantor has an interest in the unpatented mining claims described in Exhibit A to this Deed (“Properties”), which are located in [●] County, Nevada.

B.Grantor, Grantee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”). Pursuant to the Purchase Agreement, Grantor agreed, among other things, to convey to Grantee all of its right, title and interest in and to the Properties.

C.Grantor now desires to execute this Deed with respect to the Properties in order to fulfill, in part, its obligations under the Purchase Agreement.

1

CONVEYANCE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor grants, bargains, sells and conveys to Grantee, all of Grantor’s right, title and interest in the Properties, including all of the lodes, ledges, veins and mineral-bearing rock, both known and unknown, intralimital and extralateral lying within or extending beyond the boundaries of the Properties, and all dips, spurs and angles, and all the ores, mineral bearing-quartz, rock and earth or other mineral deposits therein or thereon, and all and singular tenements, hereditaments, appurtenances, fixtures, buildings and improvements thereon or thereunto belonging to or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues, and profits thereof.

TO HAVE AND TO HOLD unto Grantee, its successors and assigns forever.

Executed by Grantor to be effective as of the Effective Date.

GRANTOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

This instrument was acknowledged before me on December __, 2015, by ___________ as _________________________ of __________________.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

2

Exhibit A – Properties (Unpatented Mining Claims)

Exhibit A-1

APN #: N/A (unpatented mining claims)

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

ASSIGNMENT AND ASSUMPTION OF MINING LEASES
([●])

This Assignment and Assumption of Mining Leases (this “Assignment”), dated to be effective as of [●][●], 2015 (“Effective Date”), is from [●], a [●] (“Assignor”), with an address of [●],[●],[●], to [●], a [●] (“Assignee”), with an address of [●],[●],[●].

Recitals

A.Assignor, Assignee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”).

B.Pursuant to the Purchase Agreement, Assignor agreed, among other things, to assign to Assignee all of its right, title and interest in and to the mining leases described in Exhibit A to this Assignment (the “Leases”).

C.Assignor and Assignee now desire to execute this Assignment with respect to the Leases in order to fulfill, in part, their obligations under the Purchase Agreement.

1

Assignment and Assumption

For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor sells and assigns to Assignee, its successors and assigns forever, all of Assignor’s right, title, and interest in and to the Leases, to have and to hold forever.

Assignee hereby accepts the foregoing assignment and assumes all of the liabilities and obligations of Assignor under the Leases whether prior to or on or after the Effective Date.

Executed by Assignor and Assignee to be effective as of the Effective Date.

[Signatures Begin on Next Page]

2

Signature Page to Assignment (Mining Leases [●])

ASSIGNOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

3

Signature Page to Assignment (Mining Leases [●])

ASSIGNEE:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

4

Exhibit A
to
Assignment and Assumption
List of Mining Leases

Exhibit A-1

APN #: N/A (water rights)

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

WATER RIGHTS DEED
([●] County)

This WATER RIGHTS DEED (“Deed”), executed to be effective as of [●][●], 2015 (“Effective Date”), is from [●], a [●] (“Grantor”), with an address of [●],[●],[●], to [●], a [●] (“Grantee”), with an address of [●],[●],[●].

RECITALS

A.Grantor has an interest in the water rights described in Exhibit A to this Water Rights Deed (“Water Rights”), which are located in [●] County, Nevada.

B.Grantor, Grantee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”). Pursuant to the Purchase Agreement, Grantor agreed, among other things, to convey to Grantee all of its right, title and interest in and to the Water Rights.

C.Grantor now desires to execute this Deed with respect to the Water Rights in order to fulfill, in part, its obligations under the Purchase Agreement.

1

CONVEYANCE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor grants, bargains, sells and conveys to Grantee, all of Grantor’s right, title and interest in the Water Rights, together with all prior permits and applications to change.

TO HAVE AND TO HOLD unto Grantee, its successors and assigns forever.

Executed by Grantor to be effective as of the Effective Date.

GRANTOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

This instrument was acknowledged before me on December __, 2015, by ___________ as _________________________ of __________________.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

2

Exhibit A – Water Rights ([●] County)

Exhibit A-1

APN #: See Exhibit A

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

ASSIGNMENT AND ASSUMPTION OF CONTRACTS
([●])

This Assignment and Assumption of Contracts (this “Assignment”), dated to be effective as of [●][●], 2015 (“Effective Date”), is from [●], a [●] (“Assignor”), with an address of [●],[●],[●], to [●], a [●] (“Assignee”), with an address of [●],[●],[●].

Recitals

A.Assignor, Assignee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”).

B.Pursuant to the Purchase Agreement, Assignor agreed, among other things, to assign to Assignee, and Assignee agreed to assume, all of Assignor’s right, title and interest in and to the contracts described in Exhibit A to this Assignment (“Contracts”).

C.Assignor and Assignee now desire to execute this Assignment with respect to the Contracts in order to fulfill, in part, their obligations under the Purchase Agreement.

1

Assignment and Assumption

For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor sells and assigns to Assignee, its successors and assigns forever, all of Assignor’s right, title, and interest in and to the Contracts, to have and to hold forever.

Assignee hereby accepts the foregoing assignment and assumes all of the liabilities and obligations of Assignor under the Contracts whether prior to or on or after the Effective Date.

Executed by Assignor and Assignee to be effective as of the Effective Date.

[Signatures Begin on Next Page]

2

Signature Page to Assignment (Contracts [●])

ASSIGNOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

3

Signature Page to Assignment (Contracts [●])

ASSIGNEE:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

4

Exhibit A
to
Assignment and Assumption
List of Contracts

Exhibit A-1

APN #: See Exhibit A

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

ASSIGNMENT AND ASSUMPTION OF PERMITS
([●])

This Assignment and Assumption of Permits (this “Assignment”), dated to be effective as of [●][●], 2015 (the “Effective Date”), is from [●], a [●] (“Assignor”), with an address of [●],[●],[●], to [●], a [●] (“Assignee”), with an address of [●],[●],[●].

Recitals

A.Assignor, Assignee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (the “Purchase Agreement”).

B.Pursuant to the Purchase Agreement, Assignor agreed, among other things, to assign to Assignee, and Assignee agreed to assume, all of Assignor’s right, title and interest in and to the permits described in Exhibit A to this Assignment (“Permits”).

C.Assignor and Assignee now desire to execute this Assignment with respect to the Permits in order to fulfill, in part, their obligations under the Purchase Agreement.

1

Assignment and Assumption

For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor sells and assigns to Assignee, its successors and assigns forever, all of Assignor’s right, title, and interest in and to the Permits, to have and to hold forever.

Assignee hereby accepts the foregoing assignment and assumes all of the liabilities and obligations of Assignor under the Permits whether prior to or on or after the Effective Date.

Executed by Assignor and Assignee to be effective as of the Effective Date.

[Signatures Begin on Next Page]

2

Signature Page to Assignment (Permits [●])

ASSIGNOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

3

Signature Page to Assignment (Permits [●])

ASSIGNEE:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

4

Exhibit A
to
Assignment and Assumption
List of Permits

Exhibit A-1

BILL OF SALE
([●])

This Bill of Sale (“Bill of Sale”), dated to be effective as of [●][●], 2015 (“Effective Date”), by and between [●], a [●] (“Seller”), with an address of [●],[●],[●], and [●], a [●] (“Buyer”), with an address of [●],[●],[●].

Recitals

A.Seller, Buyer and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (“Purchase Agreement”).

B.Pursuant to the Purchase Agreement, Seller agreed, among other things, to sell to Buyer, and Buyer agreed to purchase, all of Seller’s right, title and interest in and to the personal property described in Exhibit A to this Bill of Sale (“Tangible Property”).

C.Seller and Buyer now desire to execute this Bill of Sale with respect to the Tangible Property in order to fulfill, in part, their obligations under the Purchase Agreement.

Purchase and Sale

For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller hereby sells, assigns, transfers and delivers to Buyer, and Buyer hereby purchases and accepts, the Tangible Property.

Executed by Seller and Buyer to be effective as of the Effective Date.

SELLER:	BUYER:
[●], a [●]	[●], a [●]
By: _______________________________________________	By: _______________________________________________
Print Name: _______________________________________	Print Name: _______________________________________
Its: _____________________________________________	Its: _________________________________________________

1

Exhibit A
to
Bill of Sale

Tangible Property

Exhibit A-1

EXHIBIT C

APN #: N/A

RECORDED AT THE REQUEST OF, AND
WHEN RECORDED, RETURN TO:

_____________________
[●]
Attn: [●]
[●]

Mail Tax Statement to:

[●]
Attn: [●]
[●]

Space above for County Recorder’s Use

Affirmation Statement: The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

ASSIGNMENT AND ASSUMPTION OF ASSUMED LIABILITIES
([●])

This Assignment and Assumption of Assumed Liabilities (“Assignment”), dated to be effective as of [●][●], 2015 (the “Effective Date”), is from [●], a [●] (“Assignor”), with an address of [●],[●],[●], to [●], a [●] (“Assignee”), with an address of [●],[●],[●].

Recitals

A.Assignor, Assignee and [●] are parties to that certain Asset Purchase Agreement dated November 30, 2015 (the “Purchase Agreement”).

B.Pursuant to the Purchase Agreement, Assignor agreed, among other things, to assign to Assignee, and Assignee agreed to assume, any and all of Assignor’s liabilities and obligations with respect to the items listed on Exhibit A (“Assumed Liabilities”).

C.Assignor and Assignee now desire to execute this Assignment with respect to the Assumed Liabilities in order to fulfill, in part, their obligations under the Purchase Agreement.

1

Assignment and Assumption

For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor sells and assigns to Assignee, its successors and assigns forever, all of Assignor’s liabilities and obligations with respect to the Assumed Liabilities.

Assignee hereby accepts the foregoing assignment and agrees to assume, pay, satisfy, perform and discharge when due any and all of the liabilities and obligations of Assignor under the Assumed Liabilities.

Executed by Assignor and Assignee to be effective as of the Effective Date.

[Signatures Begin on Next Page]

2

Signature Page to Assignment (Assumed Liabilities [●])

ASSIGNOR:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

3

Signature Page to Assignment (Assumed Liabilities [●])

ASSIGNEE:
[●], a [●]
By:
Print Name:
Its:

State of  )

) ss.
County of )

On this [●] day of [●],[●], before me, the undersigned, a Notary Public in and for the State of [●], personally appeared [●], known or identified to me to be the [●] of [●], the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________________________
Notary Public in and for the State of

Residing at:
Commission Expires:

4

Exhibit A
to
Assignment and Assumption
List of Assumed Liabilities

Capitalized Terms have the meaning set forth in the Purchase Agreement.

all liabilities and obligations under the Assigned Contracts, Permits and Environmental Claims whether arising prior to or on or after the Closing Date, including, without limitation, the Cure Amounts;

all liabilities and obligations with respect to the Disclosed Litigation, excluding any expenses or costs (including legal costs and work-in-progress) accrued with respect to the defense of such Disclosed Litigation prior to the Closing Date;

all liabilities and obligations for (i) Taxes relating to the Spring Valley Business, the Additional Spring Valley Business, the Purchased Assets or the Assumed Liabilities for any taxable period or portion thereof following the Closing Date (and for this purpose, any Taxes for any Straddle Period shall be allocated between the portion of such Straddle Period ending on the Closing Date and the portion of such Straddle Period beginning after the Closing Date on an interim “closing of the books method”, provided that any Taxes (such as property Taxes) that are not imposed on income, receipts or otherwise on a transactional basis shall be allocated on a daily basis, with “Straddle Period” meaning any taxable period beginning before and ending after the Closing Date), and (ii) Taxes for which Buyer is liable pursuant to Section 5.13 of the Purchase Agreement;

all liabilities and obligations arising on or after the Closing Date from or relating to any condition of the Purchased Assets, the Spring Valley Business or the Additional Spring Valley Business, whether known or unknown or contingent;

Excluding any expenses or costs (including legal costs, work in progress and ordinary claim maintenance and other like fees) accruing prior to the Closing Date, any additional claims, royalties, obligations, demands or other liabilities arising from or relating to:

(i) the August 15, 2003 Option Agreement between Paul G. Schmidt and Midway Gold Corp.;

(ii) the August 13, 2007 Mining Deed (With Reservation and Conveyance of Royalty) between Paul G. Schmidt and MGC Resources Inc. (“Mining Deed”), including without limitation the Primary Royalty, the Perimeter Royalty, or the Perimeter Area, as defined therein; and

(iii) any claims for royalties or payments arising from or relating to the following mining claims situated in proximity to the Claims, as defined in the Mining Deed:

Exhibit A-1

Exhibit A-1

Exhibit A-1

Any claims, demands or litigation accruing or arising after the Closing Date associated with the Assumed Liabilities, Purchased Assets, Spring Valley Business and the Additional Spring Valley Business;

Any liabilities or obligations accruing or arising after the Closing Date from or relating to statutory, regulatory or other legal requirements;

Excluding any expense or costs (including legal costs and work in progress) accruing prior to the Closing Date, any ancillary or related claims or demands made in connection with the Disclosed Litigation; and

Claims asserted by Barrick in its Proofs of Claim (Claim Nos. 223 and 224).

Exhibit A-1

Disclosure Schedules

These Disclosure Schedules are made and given pursuant to that certain Asset Purchase Agreement (the “Agreement”) dated as of November 30, 2015, by and among Midway Gold US Inc., a Nevada corporation (“Midway US”), Nevada Talon LLC, a Nevada limited liability company (“Nevada Talon” and, together with Midway US, “Sellers”) and Solidus Resources, LLC, a Nevada limited liability company (“Buyer”). Capitalized terms used and not defined herein shall have the meaning set forth in the Agreement.

These Disclosure Schedules are qualified in their entirety by reference to the Agreement, and are not intended to constitute, and shall not be construed as constituting, any representations or warranties of Sellers except as and to the extent specifically provided in Article 3 of the Agreement, subject to the limitations therein and herein. Certain of the information contained in these Disclosure Schedules may not be required to be disclosed pursuant to the Agreement. Such information is included solely for informational purposes, and disclosure of such information shall not be deemed to enlarge or enhance any of the representations or warranties in the Agreement or otherwise alter in any way the terms of the Agreement. These Disclosure Schedules do not necessarily include other information of a similar nature. Disclosure of any item in any section hereof shall not constitute an admission or indication that such item or matter is material.

Midway US, Barrick Gold Exploration Inc. and Coeur Rochester, Inc. are parties to that certain Agreement dated May 29, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc., as amended by that certain First Amendment to Agreement dated July 24, 2015, that certain Second Amendment to Agreement dated September 14, 2015, and that certain Third Amendment to Agreement dated October 30, 2015 (together, the “Coeur Settlement Agreement”), and a motion for an order authorizing the Coeur Settlement Agreement is currently pending before the United States Bankruptcy Court for the District of Colorado.  The Coeur Settlement Agreement, such motion, and any order granting that motion and/or authorizing the Coeur Settlement Agreement shall be deemed to be referenced in any schedule in these Disclosure Schedules where the same is necessary to make correct the applicable representation and warranty to which such Disclosure Schedule applies.

The references and headings in these Disclosure Schedules are inserted for convenience only and shall not have the effect of amending or changing the information presented. The section numbers herein correspond to the section and subsection numbers of the representation and warranties in the Agreement that are modified or supplemented by the disclosures hereinafter. Any disclosure made in these Disclosure Schedules shall be deemed to be disclosures made with respect to all representations and warranties contained in the Agreement to the extent reasonably apparent on their face, regardless of whether or not a specific cross-reference is made thereto.

In disclosing the information in these Disclosure Schedules, Sellers do not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any matters disclosed or discussed herein. Inclusion of any item in these Disclosure Schedules shall not constitute, or be deemed to be, an admission to any third party concerning such item. No disclosure in any section hereof relating to a possible breach or violation of any contract or applicable law shall be construed as an admission or indication that a breach or violation exists or has actually occurred.

None of the parties to the Agreement assumes any responsibility to any Person that is not a party to the Agreement for the accuracy of any information contained herein. The information was not prepared or disclosed with a view to its potential disclosure to others. Subject to applicable legal requirements, this information is disclosed in confidence for the purposes contemplated in the Agreement and is subject to any confidentiality agreement or other confidentiality obligations between or among any of the parties to the Agreement.

* * * * * *

Schedule 2.1(c) – Owned Real Property

(i) Spring Valley Business

Fee Lands - Pershing County

Township 28 North, Range 34 East

Section 1: Lots 1 & 6; W1/2 of Lot 7; N1/2 of Lot 8; Lot 10; N1/2 of Lot13; Lots 14-17; NW1/4SE1/4; N1/2SW1/4

Section 3: Lots 1 and 2 (excepting portion below 200 feet)

Section 3: Lots 3-12; E1/2 of Lot 15; Lot 16; NE1/4SE1/4; E1/2NW1/4SE1/4; N1/2SE1/4SE1/4; NE1/4SW1/4SE1/4

Township 29 North, Range 34 East

Section 25:  E1/2; N1/2NW1/4; SE1/4NW1/4; E1/2NE1/4SW1/4;
E1/2SE1/4SW1/4

Section 27: SE1/4; SE1/4SW1/4; E1/2NE1/4

Section 35: W1/2NW1/4; SE1/4NW1/4; NE1/4NW1/4

Township 28 North, Range 35 East

Section 5: All

Fee Lands - Pershing County – Buena Vista Valley Ranch

Township 30 North, Range 35 East

Section 29: N1/2S1/2S1/2; SE1/4SE1/4SE1/4; E1/2SW1/4SE1/4SE1/4

(EXCEPTING THEREFROM, a strip of land 400 feet wide, lying equally on each side of main track, side track, spur, switch and branch line of the railroad now constructed on said land and reserved by Central Pacific Railway Company, a Utah corporation, in the Deed in Book 4, Page 318, under File No. 10060, Deed Records.)

Section 32: SE1/4SE1/4

Section 33: E1/2; W1/2

Township 29 North, Range 35 East

Section 4: NW1/4

Section 5: SW1/4SE1/4; W1/2 of Lot 1 and the E1/2 of Lot 2 of the NE1/4,

excepting 75% of all oil, gas and minerals

Section 22: NW1/4; SE1/4NE1/4; W1/2NE1/4

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (i).

Schedule 2.1(d) – Leased Real Property

(i) Spring Valley Business

Mining Sublease dated December 2, 2010 between Newmont USA Limited (successor in interest to SFP Minerals Corporation) and Barrick Gold Exploration Inc.

Pershing County, Nevada, Township 28 North, Range 34 East Acres

Section 1:Lots 1, 6, W1/2 of Lot 7, N1/2 of Lot 8, Lot 10, N1/2 of Lot 461.00

13, Lots 14-17, NW1/4SE1/4, N1/2SW1/4

Section 3:Lots 3-12, E1/2 of Lot 15, Lot 16, NE1/4SE1/4, 544.00

E1/2NW1/4SE1/4, N1/2SE1/4SE1/4, NE1/4SW1/4SE1/4

Section 3:Lots 1-2 (portions below 200 ft.)  76.40

Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc., and Addendum to Lease dated May 11, 2011 by and between

Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and First Amendment to that Certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective October 15, 2011, and Second Amendment to that Certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective March 1, 2013.

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (ii).

Schedule 2.1(e) – Owned Mining Claims

(i) Spring Valley Business

Claim Name	Prefix	BLM#	County	State	Book	Page
SVB 13	NMC	1011089	Pershing	NV	449	865
SVB 1	NMC	1023658	Pershing	NV	453	660
SVB 2	NMC	1023659	Pershing	NV	453	661
SVB 3	NMC	1023660	Pershing	NV	453	662
SVB 4	NMC	1023661	Pershing	NV	453	663
SVB 5	NMC	1023662	Pershing	NV	453	664
SVB 6	NMC	1023663	Pershing	NV	453	665
SVB 7	NMC	1023664	Pershing	NV	453	666
SVB 8	NMC	1023665	Pershing	NV	453	667
SVB 9	NMC	1023666	Pershing	NV	453	668
SVB 10	NMC	1023667	Pershing	NV	453	669
SVB 11	NMC	1023668	Pershing	NV	453	670
SVB 12	NMC	1023669	Pershing	NV	453	671
SHO 60	NMC	1034792	Pershing	NV	461	284
SHO 61	NMC	1034793	Pershing	NV	461	285
SHO 62	NMC	1034794	Pershing	NV	461	286
SHO 63	NMC	1034795	Pershing	NV	461	287
SHO 64	NMC	1034796	Pershing	NV	461	288
SHO 65	NMC	1034797	Pershing	NV	461	289
SHO 4A	NMC	1034798	Pershing	NV	461	290
SHO 5A	NMC	1034799	Pershing	NV	461	291
HMS 4A	NMC	1034800	Pershing	NV	461	292
SVB 14	NMC	1062740	Pershing	NV	477	247
SVB 15	NMC	1062741	Pershing	NV	477	248
SVB 16	NMC	1062742	Pershing	NV	477	249
SVB 17	NMC	1062743	Pershing	NV	477	250
SVB 18	NMC	1096898	Pershing	NV	500	753
SVB 19	NMC	1096899	Pershing	NV	500	754
SVB 20	NMC	1096900	Pershing	NV	500	755
SVB 21	NMC	1096901	Pershing	NV	500	756
SVB 22	NMC	1096902	Pershing	NV	500	757
SVB 23	NMC	1096903	Pershing	NV	500	758
SVB 24	NMC	1096904	Pershing	NV	500	759
SVB 25	NMC	1096905	Pershing	NV	500	760
SVB 26	NMC	1096906	Pershing	NV	500	761
SVB 27	NMC	1096907	Pershing	NV	500	762
SVB 28	NMC	1096908	Pershing	NV	500	763

Claim Name	Prefix	BLM#	County	State	Book	Page
SVB 29	NMC	1096909	Pershing	NV	500	764
SVB 30	NMC	1096910	Pershing	NV	500	765
SVB 31	NMC	1096911	Pershing	NV	500	766
SVB 32	NMC	1096912	Pershing	NV	500	767
SVB 33	NMC	1096913	Pershing	NV	500	768
SVB 34	NMC	1096914	Pershing	NV	500	769
SVB 35	NMC	1096915	Pershing	NV	500	770
SVB 36	NMC	1096916	Pershing	NV	500	771
SVB 37	NMC	1096917	Pershing	NV	500	772
SVB 38	NMC	1096918	Pershing	NV	500	773
SVB 39	NMC	1096919	Pershing	NV	500	774
HMS 4	NMC	140862	Pershing	NV	106	179
HMS 5	NMC	140863	Pershing	NV	106	180
HMS 6	NMC	140864	Pershing	NV	106	181
HMS 84	NMC	140941	Pershing	NV	106	258
HMS 85	NMC	140942	Pershing	NV	106	259
HMS 86	NMC	140943	Pershing	NV	106	260
HMS 87	NMC	140944	Pershing	NV	106	261
SDB - 1	NMC	349508	Pershing	NV	173	127
SDB - 2	NMC	349509	Pershing	NV	173	128
SDB - 3	NMC	349510	Pershing	NV	173	129
SDB - 4	NMC	349511	Pershing	NV	173	130
SDB - 5	NMC	349512	Pershing	NV	173	131
SDB - 6	NMC	349513	Pershing	NV	173	132
SDB - 7	NMC	349514	Pershing	NV	173	133
SDB - 8	NMC	349515	Pershing	NV	173	134
IDA # 12	NMC	364282	Pershing	NV	177	124
IDA # 13	NMC	364283	Pershing	NV	177	125
IDA # 14	NMC	364284	Pershing	NV	177	126
IDA # 15	NMC	364285	Pershing	NV	177	127
IDA # 16	NMC	364286	Pershing	NV	177	128
IDA # 17	NMC	364287	Pershing	NV	177	129
IDA # 18	NMC	364288	Pershing	NV	177	130
IDA # 19	NMC	364289	Pershing	NV	177	131
IDA # 20	NMC	364290	Pershing	NV	177	132
IDA # 21	NMC	364291	Pershing	NV	177	133

Claim Name	Prefix	BLM#	County	State	Book	Page
IDA # 22	NMC	364292	Pershing	NV	177	134
IDA # 23	NMC	364293	Pershing	NV	177	135
IDA # 25	NMC	364295	Pershing	NV	177	137
SHO # 3	NMC	364363	Pershing	NV	177	205
SHO # 4	NMC	364364	Pershing	NV	177	206
SHO # 5	NMC	364365	Pershing	NV	177	207
SHO # 6	NMC	364366	Pershing	NV	177	208
SHO # 7	NMC	364367	Pershing	NV	177	209
SHO # 8	NMC	364368	Pershing	NV	177	210
SHO # 9	NMC	364369	Pershing	NV	177	211
SHO # 10	NMC	364370	Pershing	NV	177	212
SHO # 11	NMC	364371	Pershing	NV	177	213
SHO # 12	NMC	364372	Pershing	NV	177	214
SHO # 13	NMC	364373	Pershing	NV	177	215
SHO # 14	NMC	364374	Pershing	NV	177	216
SHO # 15	NMC	364375	Pershing	NV	177	217
SHO # 16	NMC	364376	Pershing	NV	177	218
SHO # 17	NMC	364377	Pershing	NV	177	219
SHO # 18	NMC	364378	Pershing	NV	177	220
SHO # 19	NMC	364379	Pershing	NV	177	221
SHO # 20	NMC	364380	Pershing	NV	177	222
SHO # 24	NMC	364384	Pershing	NV	177	226
SHO # 25	NMC	364385	Pershing	NV	177	227
SHO # 26	NMC	364386	Pershing	NV	177	228
SHO # 27	NMC	364387	Pershing	NV	177	229
SHO # 28	NMC	364388	Pershing	NV	177	230
SHO # 29	NMC	364389	Pershing	NV	177	231
SHO # 30	NMC	364390	Pershing	NV	177	232
SHO # 31	NMC	364391	Pershing	NV	177	233
SHO # 32	NMC	364392	Pershing	NV	177	234
SHO # 33	NMC	364393	Pershing	NV	177	235
SHO # 34	NMC	364394	Pershing	NV	177	236
SHO # 35	NMC	364395	Pershing	NV	177	237
SHO # 36	NMC	364396	Pershing	NV	177	238
SHO # 37	NMC	364397	Pershing	NV	177	239

Claim Name	Prefix	BLM#	County	State	Book	Page
SHO # 38	NMC	364398	Pershing	NV	177	240
SHO # 39	NMC	364399	Pershing	NV	177	241
SHO # 40	NMC	364400	Pershing	NV	177	242
SHO # 41	NMC	364401	Pershing	NV	177	243
SHO # 42	NMC	364402	Pershing	NV	177	244
SHO # 43	NMC	364403	Pershing	NV	177	245
SHO # 44	NMC	364404	Pershing	NV	177	246
SHO # 45	NMC	364405	Pershing	NV	177	247
SHO # 46	NMC	364406	Pershing	NV	177	248
SHO # 47	NMC	364407	Pershing	NV	177	249
SHO # 48	NMC	364408	Pershing	NV	177	250
SHO # 49	NMC	364409	Pershing	NV	177	251
SHO # 50	NMC	364410	Pershing	NV	177	252
SHO # 51	NMC	364411	Pershing	NV	177	253
SHO # 52	NMC	364412	Pershing	NV	177	254
SHO # 53	NMC	364413	Pershing	NV	177	255
SHO # 54	NMC	364414	Pershing	NV	177	256
SHO # 55	NMC	364415	Pershing	NV	177	257
SHO # 56	NMC	364416	Pershing	NV	177	258
SHO # 57	NMC	364417	Pershing	NV	177	259
SHO # 58	NMC	364418	Pershing	NV	177	260
SHO # 59	NMC	364419	Pershing	NV	177	261
Porcupine 1	NMC	371072	Pershing	NV	180	24
Porcupine 2	NMC	371073	Pershing	NV	180	25
Porcupine 3	NMC	371074	Pershing	NV	180	26
Porcupine 4	NMC	371075	Pershing	NV	180	27
Porcupine 5	NMC	371076	Pershing	NV	180	28
Porcupine 6	NMC	371077	Pershing	NV	180	29
Porcupine 7	NMC	371078	Pershing	NV	180	30
Porcupine 8	NMC	371079	Pershing	NV	180	31
Porcupine 9	NMC	371080	Pershing	NV	180	32
Porcupine 10	NMC	371081	Pershing	NV	180	33
Porcupine 11	NMC	371082	Pershing	NV	180	34
Crown Hills No. 7	NMC	39574	Pershing	NV	33	277

Claim Name	Prefix	BLM#	County	State	Book	Page
					42	510
Crown Hills No. 8	NMC	39593	Pershing	NV	33	278
					42	511
Crown Hills No. 9	NMC	39594	Pershing	NV	33	279
					42	512
Crown Hills No. 10	NMC	39595	Pershing	NV	33	280
					42	513
Porcupine 28	NMC	662873	Pershing	NV	267	567
SV 8	NMC	748203	Pershing	NV	304	446
SV 10	NMC	748205	Pershing	NV	304	448
SV 12	NMC	748207	Pershing	NV	304	450
SV 14	NMC	748209	Pershing	NV	304	452
SV 16	NMC	748211	Pershing	NV	304	454
SV 18	NMC	748213	Pershing	NV	304	456
SV 20	NMC	748215	Pershing	NV	304	458
SV 27	NMC	748222	Pershing	NV	304	465
SV 29	NMC	748224	Pershing	NV	304	467
SV 30	NMC	748225	Pershing	NV	304	468
SV 31	NMC	748226	Pershing	NV	304	469
SV 32	NMC	748227	Pershing	NV	304	470
SV 33	NMC	748228	Pershing	NV	304	471
SV 34	NMC	748229	Pershing	NV	304	472
SV 35	NMC	748230	Pershing	NV	304	473
SV 36	NMC	748231	Pershing	NV	304	474
SV 37	NMC	748232	Pershing	NV	304	475
SV 38	NMC	748233	Pershing	NV	304	476
SV 39	NMC	748234	Pershing	NV	304	477
SV 40	NMC	748235	Pershing	NV	304	478
SV 41	NMC	748236	Pershing	NV	304	479
SV 42	NMC	748237	Pershing	NV	304	480
SV 43	NMC	748238	Pershing	NV	304	481
SV 44	NMC	748239	Pershing	NV	304	482

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 1	NMC	817628	Pershing	NV	352	678
SV 2	NMC	817629	Pershing	NV	352	679
SV 3	NMC	817630	Pershing	NV	352	680
SV 4	NMC	817631	Pershing	NV	352	681
SV 5	NMC	817632	Pershing	NV	352	682
SV 6	NMC	817633	Pershing	NV	352	683
SV 7	NMC	817634	Pershing	NV	352	684
SV 9	NMC	817635	Pershing	NV	352	685
SV 11	NMC	817636	Pershing	NV	352	686
SV 13	NMC	817637	Pershing	NV	352	687
SV 15	NMC	817638	Pershing	NV	352	688
SV 17	NMC	817639	Pershing	NV	352	689
SV 19	NMC	817640	Pershing	NV	352	690
SV 21	NMC	817641	Pershing	NV	352	691
SV 22	NMC	817642	Pershing	NV	352	692
SV 23	NMC	817643	Pershing	NV	352	693
SV 24	NMC	817644	Pershing	NV	352	694
SV 25	NMC	817645	Pershing	NV	352	695
SV 26	NMC	817646	Pershing	NV	352	696
SV 28	NMC	817647	Pershing	NV	352	697
SV 516	NMC	825454	Pershing	NV	362	325
SV 52[1]	NMC	825455	Pershing	NV	362	326
SV 53[1]	NMC	825456	Pershing	NV	362	327
SV 54[1]	NMC	825457	Pershing	NV	362	328
SV 60[1]	NMC	832254	Pershing	NV	369	571
SV 61[1]	NMC	832255	Pershing	NV	369	572
SV 62[1]	NMC	832256	Pershing	NV	369	573
SV 63[1]	NMC	832257	Pershing	NV	369	574
SV 64[1]	NMC	832258	Pershing	NV	369	575
SV 65[1]	NMC	832259	Pershing	NV	369	576
SV 66[1]	NMC	832260	Pershing	NV	369	577
SV 67[1]	NMC	832261	Pershing	NV	369	578

6 These claims were transferred pursuant to a Mining Deed dated as of September 1, 2009 between Echo Bay Exploration Inc. and MGC Resources Inc., but remain in the name of Echo Bay Exploration Inc. in Bureau of Land Management records.

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 68[1]	NMC	832262	Pershing	NV	369	579
SV 69[1]	NMC	832263	Pershing	NV	369	580
SV 70[1]	NMC	832264	Pershing	NV	369	581
SV 71[1]	NMC	832265	Pershing	NV	369	582
SV 72[1]	NMC	832266	Pershing	NV	369	583
SV 73[1]	NMC	832267	Pershing	NV	369	584
SV 74[1]	NMC	832268	Pershing	NV	369	585
SV 75[1]	NMC	832269	Pershing	NV	369	586
SV 76[1]	NMC	832270	Pershing	NV	369	587
SV 77[1]	NMC	832271	Pershing	NV	369	588
SV 78[1]	NMC	832272	Pershing	NV	369	589
SV 79[1]	NMC	832273	Pershing	NV	369	590
SV 80[1]	NMC	832274	Pershing	NV	369	591
SV 81[1]	NMC	832275	Pershing	NV	369	592
SV 82[1]	NMC	832276	Pershing	NV	369	593
SV 83[1]	NMC	832277	Pershing	NV	369	594
SV 45	NMC	860702	Pershing	NV	380	569
					429	867
SV 46	NMC	860703	Pershing	NV	380	570
SV 47	NMC	860704	Pershing	NV	380	571
					429	868
SV 48	NMC	860705	Pershing	NV	380	572
SV 49	NMC	860706	Pershing	NV	380	573
					429	869
SV 50	NMC	860707	Pershing	NV	380	574
SV 51	NMC	860708	Pershing	NV	380	575
					429	870
SV 52	NMC	860709	Pershing	NV	380	576
SV 53	NMC	860710	Pershing	NV	380	577
SV 54	NMC	860711	Pershing	NV	380	578
SV 55	NMC	860712	Pershing	NV	380	579
SV 56	NMC	860713	Pershing	NV	380	580
SV 57	NMC	860714	Pershing	NV	380	581
SV 58	NMC	860715	Pershing	NV	380	582
SV 59	NMC	860716	Pershing	NV	380	583

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 60	NMC	860717	Pershing	NV	380	584
SV 61	NMC	860718	Pershing	NV	380	585
SV 62	NMC	860719	Pershing	NV	380	586
					429	871
SV 63	NMC	860720	Pershing	NV	380	587
SV 64	NMC	860721	Pershing	NV	380	588
					429	872
SV 65	NMC	860722	Pershing	NV	380	589
SV 66	NMC	860723	Pershing	NV	380	590
					429	873
SV 67	NMC	860724	Pershing	NV	380	591
SV 68	NMC	860725	Pershing	NV	380	592
					429	874
SV 69	NMC	860726	Pershing	NV	380	593
SV 70	NMC	860727	Pershing	NV	380	594
SV 71	NMC	860728	Pershing	NV	380	595
SV 72	NMC	860729	Pershing	NV	380	596
SV 73	NMC	860730	Pershing	NV	380	597
SV 74	NMC	860731	Pershing	NV	380	598
SV 75	NMC	860732	Pershing	NV	380	599
SV 76	NMC	860733	Pershing	NV	380	600
SV 77	NMC	860734	Pershing	NV	380	601
SV 78	NMC	860735	Pershing	NV	380	602
SV 84	NMC	872357	Pershing	NV	384	488
SV 85	NMC	872358	Pershing	NV	384	489
SV 86	NMC	872359	Pershing	NV	384	490
SV 87	NMC	872360	Pershing	NV	384	491
SV 88	NMC	872361	Pershing	NV	384	492
SV 89	NMC	872362	Pershing	NV	384	493
SV 90	NMC	872363	Pershing	NV	384	494
SV 91	NMC	872364	Pershing	NV	384	495
SV 92	NMC	872365	Pershing	NV	384	496
SV 93	NMC	872366	Pershing	NV	384	497
SV 94	NMC	872367	Pershing	NV	384	498
SV 95	NMC	872368	Pershing	NV	384	499

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 96	NMC	872369	Pershing	NV	384	500
SV 97	NMC	872370	Pershing	NV	384	501
SV 98	NMC	872371	Pershing	NV	384	502
SV 99	NMC	872372	Pershing	NV	384	503
SV 100	NMC	887449	Pershing	NV	390	17
SV 101	NMC	887450	Pershing	NV	390	18
SV 102	NMC	887451	Pershing	NV	390	19
SV 103	NMC	887452	Pershing	NV	390	20
SV 104	NMC	887453	Pershing	NV	390	21
SV 105	NMC	887454	Pershing	NV	390	22
SV 106	NMC	887455	Pershing	NV	390	23
SV 107	NMC	887456	Pershing	NV	390	24
SV 108	NMC	887457	Pershing	NV	390	25
SV 109	NMC	887458	Pershing	NV	390	26
SV 110	NMC	887459	Pershing	NV	390	27
SV 111	NMC	887460	Pershing	NV	390	28
SV 112	NMC	887461	Pershing	NV	390	29
SV 113	NMC	887462	Pershing	NV	390	30
SV 114	NMC	887463	Pershing	NV	390	31
SV 115	NMC	887464	Pershing	NV	390	32
SV 116	NMC	887465	Pershing	NV	390	33
SV 117	NMC	887466	Pershing	NV	390	34
SV 118	NMC	887467	Pershing	NV	390	35
SV 119	NMC	887468	Pershing	NV	390	36
SV 120	NMC	887469	Pershing	NV	390	37
SV 121	NMC	887470	Pershing	NV	390	38
SV 122	NMC	887471	Pershing	NV	390	39
SV 123	NMC	887472	Pershing	NV	390	40
SV 124	NMC	887473	Pershing	NV	390	41
SV 125	NMC	887474	Pershing	NV	390	42
SV 126	NMC	889143	Pershing	NV	390	437
SV 127	NMC	889144	Pershing	NV	390	438
SV 128	NMC	889145	Pershing	NV	390	439
SV 129	NMC	889146	Pershing	NV	390	440
SV 130	NMC	889147	Pershing	NV	390	441

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 131	NMC	889148	Pershing	NV	390	442
SV 132	NMC	889149	Pershing	NV	390	443
SV 133	NMC	889150	Pershing	NV	390	444
SV 134	NMC	889151	Pershing	NV	390	445
SV 135	NMC	889152	Pershing	NV	390	446
SVP 1	NMC	906917	Pershing	NV	398	285
SVP 2	NMC	906918	Pershing	NV	398	286
SVP 3	NMC	906919	Pershing	NV	398	287
SVP 4	NMC	906920	Pershing	NV	398	288
SVP 5	NMC	906921	Pershing	NV	398	289
SVP 6	NMC	906922	Pershing	NV	398	290
SVP 7	NMC	906923	Pershing	NV	398	291
SVP 8	NMC	906924	Pershing	NV	398	292
SVP 9	NMC	906925	Pershing	NV	398	293
SVP 10	NMC	906926	Pershing	NV	398	294
SVP 11	NMC	906927	Pershing	NV	398	295
SVP 12	NMC	906928	Pershing	NV	398	296
SVP 13	NMC	906929	Pershing	NV	398	297
SVP 14	NMC	906930	Pershing	NV	398	298
SVP 15	NMC	906931	Pershing	NV	398	299
SVP 16	NMC	906932	Pershing	NV	398	300
SVP 17	NMC	906933	Pershing	NV	398	301
SVP 18	NMC	906934	Pershing	NV	398	302
SVP 19	NMC	906935	Pershing	NV	398	303
SVP 20	NMC	906936	Pershing	NV	398	304
SVP 21	NMC	906937	Pershing	NV	398	305
SVP 22	NMC	906938	Pershing	NV	398	306
SVP 23	NMC	906939	Pershing	NV	398	307
SVP 24	NMC	906940	Pershing	NV	398	308
SVP 25	NMC	906941	Pershing	NV	398	309
SVP 26	NMC	906942	Pershing	NV	398	310
SVP 27	NMC	906943	Pershing	NV	398	311
SVP 28	NMC	906944	Pershing	NV	398	312
SVP 29	NMC	906945	Pershing	NV	398	313
SVP 30	NMC	906946	Pershing	NV	398	314

Claim Name	Prefix	BLM#	County	State	Book	Page
SVP 31	NMC	906947	Pershing	NV	398	315
SVP 32	NMC	906948	Pershing	NV	398	316
SVP 33	NMC	906949	Pershing	NV	398	317
SVP 34	NMC	906950	Pershing	NV	398	318
SVP 35	NMC	906951	Pershing	NV	398	319
SVP 36	NMC	906952	Pershing	NV	398	320
SVP 37	NMC	906953	Pershing	NV	398	321
SVP 38	NMC	906954	Pershing	NV	398	322
SVP 39	NMC	906955	Pershing	NV	398	323
SVP 40	NMC	906956	Pershing	NV	398	324
SV 136	NMC	906957	Pershing	NV	398	281
SV 137	NMC	906958	Pershing	NV	398	282
SV 138	NMC	906959	Pershing	NV	398	283
SV 139	NMC	906960	Pershing	NV	398	284
SV 146	NMC	925039	Pershing	NV	407	352
SV 147	NMC	925040	Pershing	NV	407	353
SV 148	NMC	925041	Pershing	NV	407	354
SV 149	NMC	925042	Pershing	NV	407	355
SV 150	NMC	925043	Pershing	NV	407	356
SV 151	NMC	925044	Pershing	NV	407	357
SV 152	NMC	925045	Pershing	NV	407	358
SV 153	NMC	925046	Pershing	NV	407	359
SV 154	NMC	925047	Pershing	NV	407	360
SV 155	NMC	925048	Pershing	NV	407	361
SV 156	NMC	925049	Pershing	NV	407	362
SV 157	NMC	925050	Pershing	NV	407	363
SV 158	NMC	925051	Pershing	NV	407	364
SV 159	NMC	925052	Pershing	NV	407	365
SV 160	NMC	925053	Pershing	NV	407	366
SV 161	NMC	925054	Pershing	NV	407	367
SV 162	NMC	925055	Pershing	NV	407	368
SV 163	NMC	925056	Pershing	NV	407	369
SV 164	NMC	925057	Pershing	NV	407	370
SV 165	NMC	925058	Pershing	NV	407	371
SV 166	NMC	925059	Pershing	NV	407	372

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 167	NMC	925060	Pershing	NV	407	373
SV 168	NMC	925061	Pershing	NV	407	374
SV 169	NMC	925062	Pershing	NV	407	375
SV 170	NMC	925063	Pershing	NV	407	376
SV 171	NMC	925064	Pershing	NV	407	377
SV 172	NMC	925065	Pershing	NV	407	378
SV 173	NMC	925066	Pershing	NV	407	379
SV 174	NMC	925067	Pershing	NV	407	380
SV 175	NMC	925068	Pershing	NV	407	381
SV 176	NMC	925069	Pershing	NV	407	382
SV 178	NMC	925071	Pershing	NV	407	384
SV 180	NMC	925073	Pershing	NV	407	386
SV 182	NMC	925075	Pershing	NV	407	388
SV 184	NMC	925077	Pershing	NV	407	390
SV 185	NMC	925078	Pershing	NV	407	391
SV 186	NMC	925079	Pershing	NV	407	392
SV 187	NMC	925080	Pershing	NV	407	393
SV 188	NMC	925081	Pershing	NV	407	394
SV 189	NMC	925082	Pershing	NV	407	395
SV 190	NMC	925083	Pershing	NV	407	396
SV 191	NMC	925084	Pershing	NV	407	397
SV 192	NMC	925085	Pershing	NV	407	398
SV 193	NMC	925086	Pershing	NV	407	399
SV 194	NMC	925087	Pershing	NV	407	400
SV 195	NMC	925088	Pershing	NV	407	401
SV 196	NMC	925089	Pershing	NV	407	402
SV 197	NMC	925090	Pershing	NV	407	403
SV 198	NMC	925091	Pershing	NV	407	404
SV 199	NMC	925092	Pershing	NV	407	405
SV 200	NMC	925093	Pershing	NV	407	406
SV 201	NMC	925094	Pershing	NV	407	407
SV 202	NMC	925095	Pershing	NV	407	408
SV 203	NMC	925096	Pershing	NV	407	409
SV 204	NMC	925097	Pershing	NV	407	410
SV 205	NMC	925098	Pershing	NV	407	411

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 206	NMC	925099	Pershing	NV	407	412
SV 207	NMC	925100	Pershing	NV	407	413
SV 208	NMC	925101	Pershing	NV	407	414
SV 209	NMC	925102	Pershing	NV	407	415
SV 210	NMC	925103	Pershing	NV	407	416
SV 211	NMC	925104	Pershing	NV	407	417
SV 212	NMC	925105	Pershing	NV	407	418
SV 213	NMC	925106	Pershing	NV	407	419
SV 215	NMC	925108	Pershing	NV	407	421
SV 216	NMC	925109	Pershing	NV	407	422
SV 217	NMC	925110	Pershing	NV	407	423
SV 218	NMC	925111	Pershing	NV	407	424
SV 219	NMC	925112	Pershing	NV	407	425
SV 220	NMC	925113	Pershing	NV	407	426
SV 221	NMC	925114	Pershing	NV	407	427
SV 222	NMC	925115	Pershing	NV	407	428
SV 223	NMC	925116	Pershing	NV	407	429
SV 224	NMC	925117	Pershing	NV	407	430
SV 225	NMC	925118	Pershing	NV	407	431
SV 226	NMC	925119	Pershing	NV	407	432
SV 227	NMC	925120	Pershing	NV	407	433
SV 228	NMC	925121	Pershing	NV	407	434
SV 229	NMC	925122	Pershing	NV	407	435
SV 230	NMC	925123	Pershing	NV	407	436
SV 231	NMC	925124	Pershing	NV	407	437
SV 232	NMC	925125	Pershing	NV	407	438
SV 233	NMC	925126	Pershing	NV	407	439
SV 234	NMC	925127	Pershing	NV	407	440
SV 235	NMC	925128	Pershing	NV	407	441
SV 236	NMC	925129	Pershing	NV	407	442
SV 237	NMC	925130	Pershing	NV	407	443
SV 238	NMC	925131	Pershing	NV	407	444
SV 239	NMC	925132	Pershing	NV	407	445
SV 240	NMC	925133	Pershing	NV	407	446
SV 241	NMC	925134	Pershing	NV	407	447

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 242	NMC	925135	Pershing	NV	407	448
SV 243	NMC	925136	Pershing	NV	407	449
SV 244	NMC	925137	Pershing	NV	407	450
SV 245	NMC	925138	Pershing	NV	407	451
SV 246	NMC	925139	Pershing	NV	407	452
SV 247	NMC	925140	Pershing	NV	407	453
SV 248	NMC	925141	Pershing	NV	407	454
SV 249	NMC	925142	Pershing	NV	407	455
SV 250	NMC	925143	Pershing	NV	407	456
SV 251	NMC	925144	Pershing	NV	407	457
SV 252	NMC	925145	Pershing	NV	407	458
SV 253	NMC	925146	Pershing	NV	407	459
SV 254	NMC	925147	Pershing	NV	407	460
SV 255	NMC	925148	Pershing	NV	407	461
SV 256	NMC	925149	Pershing	NV	407	462
SV 257	NMC	925150	Pershing	NV	407	463
SV 258	NMC	925151	Pershing	NV	407	464
SV 259	NMC	925152	Pershing	NV	407	465
SV 260	NMC	925153	Pershing	NV	407	466
SV 261	NMC	925154	Pershing	NV	407	467
SV 277	NMC	925156	Pershing	NV	407	469
SV 278	NMC	925157	Pershing	NV	407	470
SV 285	NMC	925158	Pershing	NV	407	471
SV 286	NMC	925159	Pershing	NV	407	472
SV 287	NMC	925160	Pershing	NV	407	473
SV 288	NMC	925161	Pershing	NV	407	474
SV 289	NMC	925162	Pershing	NV	407	475
SV 290	NMC	925163	Pershing	NV	407	476
SV 291	NMC	925164	Pershing	NV	407	477
SV 292	NMC	925165	Pershing	NV	407	478
SV 293	NMC	925166	Pershing	NV	407	479
SV 294	NMC	925167	Pershing	NV	407	480
SV 295	NMC	925168	Pershing	NV	407	481
SV 296	NMC	925169	Pershing	NV	407	482
SV 297	NMC	925170	Pershing	NV	407	483

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 298	NMC	925171	Pershing	NV	407	484
SV 299	NMC	925172	Pershing	NV	407	485
SV 300	NMC	925173	Pershing	NV	407	486
SV 301	NMC	925174	Pershing	NV	407	487
SV 302	NMC	925175	Pershing	NV	407	488
SV 303	NMC	925176	Pershing	NV	407	489
SV 304	NMC	925177	Pershing	NV	407	490
SV 305	NMC	925178	Pershing	NV	407	491
SV 306	NMC	925179	Pershing	NV	407	492
SV 307	NMC	925180	Pershing	NV	407	493
SV 308	NMC	925181	Pershing	NV	407	494
SV 309	NMC	925182	Pershing	NV	407	495
SV 310	NMC	925183	Pershing	NV	407	496
SV 311	NMC	925184	Pershing	NV	407	497
SV 312	NMC	925185	Pershing	NV	407	498
SV 313	NMC	925186	Pershing	NV	407	499
SV 314	NMC	925187	Pershing	NV	407	500
SV 319	NMC	925192	Pershing	NV	407	505
SV 320	NMC	925193	Pershing	NV	407	506
SV 321	NMC	925194	Pershing	NV	407	507
SV 322	NMC	925195	Pershing	NV	407	508
SV 323	NMC	925196	Pershing	NV	407	509
SV 324	NMC	925197	Pershing	NV	407	510
SV 325	NMC	925198	Pershing	NV	407	511
SV 326	NMC	925199	Pershing	NV	407	512
SV 327	NMC	925200	Pershing	NV	407	513
SV 328	NMC	925201	Pershing	NV	407	514
SV 329	NMC	925202	Pershing	NV	407	514A
SV 330	NMC	925203	Pershing	NV	407	515
SV 331	NMC	925204	Pershing	NV	407	516
SV 332	NMC	925205	Pershing	NV	407	517
SV 333	NMC	925206	Pershing	NV	407	518
SV 334	NMC	925207	Pershing	NV	407	519
SV 335	NMC	925208	Pershing	NV	407	520
SV 336	NMC	925209	Pershing	NV	407	521

Claim Name	Prefix	BLM#	County	State	Book	Page
SV 341	NMC	925214	Pershing	NV	407	526
SV 342	NMC	925215	Pershing	NV	407	527
SV 343	NMC	925216	Pershing	NV	407	528
SV 344	NMC	925217	Pershing	NV	407	529
SV 345	NMC	925218	Pershing	NV	407	530
SV 346	NMC	925219	Pershing	NV	407	531
SV 347	NMC	925220	Pershing	NV	407	532
SV 348	NMC	925221	Pershing	NV	407	533
SV 349	NMC	925222	Pershing	NV	407	534
SV 350	NMC	925223	Pershing	NV	407	535
SV 351	NMC	925224	Pershing	NV	407	536
SV 352	NMC	925225	Pershing	NV	407	537
SV 353	NMC	925226	Pershing	NV	407	538
SV 354	NMC	925227	Pershing	NV	407	539
SV 355	NMC	925228	Pershing	NV	407	540
SV 356	NMC	925229	Pershing	NV	407	541
SV 357	NMC	925230	Pershing	NV	407	542
SV 266	NMC	929379	Pershing	NV	409	624
SV 267	NMC	929380	Pershing	NV	409	625
SV 268	NMC	929381	Pershing	NV	409	626
SV 269	NMC	929382	Pershing	NV	409	627
SV 270	NMC	929383	Pershing	NV	409	628
SV 271	NMC	929384	Pershing	NV	409	629
SV 272	NMC	929385	Pershing	NV	409	630
SV 273	NMC	929386	Pershing	NV	409	631
SV 274	NMC	929387	Pershing	NV	409	632
SV 275	NMC	929388	Pershing	NV	409	633
SV 276	NMC	929389	Pershing	NV	409	634
SV 283	NMC	929394	Pershing	NV	409	639
SV 284	NMC	929395	Pershing	NV	409	640
Dry 1	NMC	954162	Pershing	NV	423	200
Dry 2	NMC	954163	Pershing	NV	423	201
Dry 3	NMC	954164	Pershing	NV	423	202
SSV 142	NMC	954582	Pershing	NV	423	203
SSV 143	NMC	954583	Pershing	NV	423	204

Claim Name	Prefix	BLM#	County	State	Book	Page
SSV 144	NMC	954584	Pershing	NV	423	205
SSV 370	NMC	954585	Pershing	NV	423	206
SSV 371	NMC	954586	Pershing	NV	423	207
SSV 372	NMC	954587	Pershing	NV	423	208
SSV 373	NMC	954588	Pershing	NV	423	209
SSV 374	NMC	954589	Pershing	NV	423	210
SSV 375	NMC	954590	Pershing	NV	423	211
SSV 376	NMC	954591	Pershing	NV	423	212
SSV 377	NMC	954592	Pershing	NV	423	213
SSV 378	NMC	954593	Pershing	NV	423	214
SSV 379	NMC	954594	Pershing	NV	423	215
SSV 380	NMC	954595	Pershing	NV	423	216
SSV 381	NMC	954596	Pershing	NV	423	217
SSV 382	NMC	954597	Pershing	NV	423	218
SSV 383	NMC	954598	Pershing	NV	423	219
SSV 385	NMC	954599	Pershing	NV	423	220
SSV 386	NMC	954600	Pershing	NV	423	221
SSV 387	NMC	954601	Pershing	NV	423	222
SV 262	NMC	954602	Pershing	NV	423	223
SV 214	NMC	977866	Pershing	NV	432	395
SVR 1	NMC	987526	Pershing	NV	435	587
SVR 2	NMC	987527	Pershing	NV	435	588
SVR 3	NMC	987528	Pershing	NV	435	589
SVR 4	NMC	987529	Pershing	NV	435	590
SVR 5	NMC	987530	Pershing	NV	435	591
SVR 6	NMC	987531	Pershing	NV	435	592
SVR 7	NMC	987532	Pershing	NV	435	593
SVR 8	NMC	987533	Pershing	NV	435	594
SVR 9	NMC	987534	Pershing	NV	435	595
SVR 10	NMC	987535	Pershing	NV	435	596
SVR 11	NMC	987536	Pershing	NV	435	597
SVR 12	NMC	987537	Pershing	NV	435	598
SVR 13	NMC	987538	Pershing	NV	435	599
SVR 14	NMC	987539	Pershing	NV	435	600
SVR 15	NMC	987540	Pershing	NV	435	601

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (iii).

Schedule 2.1(f) – Leased Mining Claims

(i) Spring Valley Business

Mineral Lease Agreement and Option to Purchase dated October 30, 2006 from Dale Chabino and Diana Chabino to MGC Resources Inc.

Claim Name	Prefix	BLM #	Book	Page	Type
Freedom #1	NMC	785920	325	522	lode
Freedom #2	NMC	780754	325	50	placer

Mineral Lease Agreement and Option to Purchase dated April 25, 2006 from Lamonte J. Duffy to MGC Resources Inc.

Claim Name	Prefix	BLM #	Book	Page
Duffy #5	NMC	828705	365	239
	NMC	965332
Duffy #6	NMC	828706	365	240
	NMC	965333
Duffy #7	NMC	828707	365	241
	NMC	965334
Duffy #8	NMC	828708	365	242
	NMC	965335
SV 315	NMC	925188
SV 316	NMC	925189
SV 317	NMC	925190
SV 318	NMC	925191
SV 337	NMC	925210
SV 338	NMC	925211
SV 339	NMC	925212
SV 340	NMC	925213

Mineral Lease Agreement and Option to Purchase dated June 1, 2007 from George D. Duffy to MGC Resources Inc.

Claim Name	Prefix	BLM #	Book	Page
Duffy #1	NMC	811224	348	308
Duffy #2	NMC	811225	348	309

Mineral Lease Agreement and Option to Purchase dated July 7, 2006 from Dave Rowe and Randall Stoeberl to MGC Resources Inc.

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (iv).

Schedule 2.1(g) – Water Rights

(i) Spring Valley Business

									Duty of portion 29065- 31208, 40892 - 40894 not exceed2,000 acre feet annually (“AFA”).
PermitCert.Owner of C.F.S. Duty (AFA) Use Ac.Src. Src.Place of Use Remarks Name
29065	Barrick Gold Exploration Inc.	1.5641	1132.37	IRR	500	UG	Kendricks Well #2	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not toexceed2,000 acre feet annually (“AFA”).
29066	Barrick Gold Exploration Inc.	1.5641	1132.37	IRR	500	UG	Kendricks Well #5	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not toexceed2,000 AFA.

29067	Barrick Gold Exploration Inc.	1.5641	1132.37	IRR	500	UG	Kendricks Well #6	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not toexceed2,000 AFA.
31208	Barrick Gold Exploration Inc.	1.5380	1131.68	IRR	500	UG	Kendricks Well #4	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not toexceed2,000 AFA.
40892	Barrick Gold Exploration Inc.	0.3816	172.50 AFS (“acre feet seasonally”) Feb. 1 – Oct. 15	IRR	500	UG	Kendricks Well #7	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not toexceed2,000 AFA.

40893	Barrick Gold Exploration Inc.	0.4419	225.18 AFS Feb. 1 – Oct. 15	IRR	500	UG	Kendricks Well #3	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not to exceed 2,000 AFA.
40894	Barrick Gold Exploration Inc.	1.5954	488.00 AFS Feb. 1 – Oct. 15	IRR	500	UG	Kendricks Well #1	Kendrick's Shining K Ranch	TotalCombined AnnualDuty (“TCD”)of Barrickportion Permits29065- 29067,31208, 40892 - 40894 not toexceed2,000 AFA.
82431	Barrick Gold Exploration Inc.	0.01547	11.29	MM	----	UG	Mine Well #1	Spring Valley Mine	TCD under mining permits 82431& 82432notto exceed 20.0 AFA. ExpiresJuly1, 2018.
82432	Barrick Gold Exploration Inc.	0.01547	11.29	MM	----	UG	Mine Well #2	Spring Valley Mine	TCD under mining permits 82431& 82432notto exceed 20.0 AFA. ExpiresJuly1, 2018.

84578T		Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	0.9000	100.00	MM	----	UG	Mine Well SV14-EW1	Spring Valley Mine	Temporarilya portionof irrigationPermit 67238.Expires Dec. 29, 2015.
13432	4214	Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	1.4400	643.48 AFS Apr. 1 – Sept. 30	IRR	160.87	UG	McCart Ranch Well	McCart Ranch (portion)

Waterrights

conveyedto

Barrick

Exploration,Inc.,
confirmation

pending@
NDWR.

TCDunder

Permits13432,

25139,42761,

45191,67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132notto
exceed 3,600 AFA.

25139	9694	Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	8.8000	1,860.6	IRR	465.16	Surface	Cottonwood Creek	McCart Ranch (portion)

Waterrights

conveyedto

Barrick

Exploration,Inc.,
confirmation

pending@
NDWR.

TCDunder

Permits13432,

25139,42761,

45191,67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132notto
exceed 3,600 AFA.

42761	11037	Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	4.7000	509.24	IRR	127.31	Surface	Indian Creek	Strief Ranch (portion)

Waterrights

conveyedto

Barrick

Exploration,Inc.,
confirmation

pending@
NDWR.

TCDunder

Permits13432,

25139,42761,

45191,67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132notto
exceed 3,600 AFA.

45191	Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	6.0000	2,080.0	IRR	520	UG	McCart North Well	McCart Ranch (portion)

Waterrights

conveyedto

Barrick

Exploration,Inc.,
confirmation

pending@
NDWR.

TCDunder

Permits13432,

25139,42761,

45191,67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132notto
exceed 3,600 AFA.

67237	Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	6.0000	3,680.0	IRR	920	UG	McCart North Well	McCart Ranch & Strief Ranch

Waterrights

conveyedto

Barrick

Exploration,Inc.,
confirmation

pending@
NDWR.

TCDunder

Permits13432,

25139,42761,

45191,67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132notto
exceed 3,600 AFA.

67238	Stanley W. & Darlene McCart (45% UDI); Perry D. & Vesta McCart (45%UDI); DorothyF. McCart (10% UDI)	5.8696	3,600.0	IRR	900	UG	Strief Well	McCart Ranch & Strief Ranch

Water rights

Conveyed to

Barrick

Exploration, Inc.,
confirmation

Pending @
NDWR.

TCD under

Permits 13432,

25139, 42761,

45191,  67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132notto
exceed 3,600 AFA.

V01132 (Unadj.)	14.4 (576 Miners Inches)	Seasonal Mar. 15 – Oct. 15	IRR & STK	360	Surface	Cottonwood Creek	McCart Ranch (portion)

Water rights

Conveyed to

Barrick

Exploration, Inc.,
confirmation

Pending @
NDWR.

TCD under

Permits 13432,

25139, 42761,

45191, 67237,

67238, Certificates

9694and11037,
and a portion of Cottonwood Creek under Vested Right

V01132 not to exceed 3,600 AFA.

The rights conveyed for Permits 29065, 29066, 29067, 31208, 40892, 40893, and 40894 are for a total combined annual duty of 2,000.0 acre-feet of supplemental groundwater rights appurtenant to a common 500.0 acres located within Buena Vista Valley Hydrographic Groundwater Basin 10-129, such rights being completely non-supplemental to any existing surface water rights or claims of vested rights. The 2,000.0 acre-feet conveyed herein are intended to be appurtenant to those to those acres which are in production and on which underground irrigation water is being beneficially used at the time of this conveyance. See that certain Water Rights Deed recorded November 24, 2014 as Document 0490606, Book 509, Page 0370, Pershing County, NV.

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (v).

Schedule 2.1(h) – Assigned Contracts

(i) Spring Valley Business

JV Agreements

1.Exploration, Development and Mine Operating Agreement dated

March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

a)	First Amendment to Exploration, Development and Mine Operating Agreement dated March 15, 2010 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.
b)	Letter Agreement and Second Amendment dated April 19, 2013 by and between Midway Gold U.S. Inc. and Barrick Gold Exploration, Inc.
c)

Third Amendment to Spring Valley Exploration, Development and Mine Operation Agreement dated January 10, 2014 by and between Midway Gold U.S. Inc. f/k/a MGC Resources, Inc. and Barrick Gold Exploration, Inc.

d)

Fourth Amendment to Spring Valley Exploration, Development and Mine Operating Agreement dated February 23, 2014 by and between Midway Gold U.S., Inc. f/k/a MGC Resources Inc. and Barrick Gold Exploration, Inc.

e)

Letter dated July 9, 2014 from Midway Gold US Inc. to Barrick Gold Exploration Inc. regarding Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

f)

Letter dated April 19, 2013 from Barrick Gold Exploration, Inc. to Midway Gold US Inc. regarding Barrick Gold Exploration, Inc.'s earn-in of 60% of the properties and all other rights of the Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

g)

Letter dated November 15, 2013 from Barrick Gold Exploration, Inc. to MGC Resources Inc., Midway Gold, and Midway Gold Corp. regarding Barrick Gold Exploration, Inc.'s earn-in of 70% of the properties and all other rights of the Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

2.Agreement dated November 30, 2009 by and between Barrick

Gold Exploration, Inc., MGC Resources, Inc. and MGC Properties, Inc.

Other Agreements

3.Mineral Lease Agreement and Option to Purchase dated October

30, 2006 by and between Dale Chabino, Diana Chabino and MGC Resources, Inc.

4.Purchase and Sale Agreement effective January 25, 2006 by and between Coeur Rochester, Inc. and MGC Resources Inc.

a)Obligations, including without limitation, a sliding scale net returns royalty, pursuant to Deed and Assignment dated December 15, 1983 from ASARCO Incorporated to Coeur d’Alene Mines Corporation.

5.

Mining Deed with Reservation of Royalty dated February 1, 2006 by and between Coeur Rochester, Inc. and MGC Resources, Inc. Recorded in Pershing County, Nevada as Entry No. 247362 at Book: 404, Page: 862 of Official Records.

6.	Mineral Lease Agreement and Option to Purchase dated April 25, 2006 by and between Lamonte J. Duffy and MGC Resources, Inc.
7.	Quit Claim Deed effective July 5, 2006 from MGC Resources Inc. to Lamonte J. Duffy.
8.	Option Agreement dated September 1, 2003 by and between Echo Bay Exploration Inc. and Midway Gold Corp.
9.	Mining Deed effective September 1, 2009 from Echo Bay Exploration Inc. to MGC Resources Inc.
10.

Mining Deed with Reservation and Conveyance of Royalty dated August 13, 2007 by and between Paul G. Schmidt and MGC Resources, Inc. Recorded in Pershing County, Nevada as Entry No. 356954 at Book: 427, Page: 443 of Official Records.

11.	Option Agreement dated August 15, 2003 by and between Paul G. Schmidt and Midway Gold Corp.
12.	Quit Claim Deed effective November 2, 2004 from Paul G. Schmidt and Mary Ann J. Schmidt to MGC Resources Inc.
13.

Mining Deed with Reservation of Royalty dated May 5, 2006 by and between Seymork Investments, Ltd. and MGC Resources, Inc. Recorded in Pershing County, Nevada as Entry No. 248839 at Book: 408, Page: 207 of Official Records.

14.	Mineral Lease Agreement and Option to Purchase dated July 17, 2006 by and between Dave Rowe, Randall Stoeberl, and MGC Resources, Inc.
15.	Mining Sublease dated December 2, 2010 by and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc.
a)	Exhibit A to Mining Sublease dated December 2, 2010 by and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (Property)
b)	Exhibit 2 to Mining Sublease dated December 2, 2010 by and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (the “Newmont Leases”)

i.	Mineral Lease Agreement and Option to Purchase dated March 23, 1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation.
ii.	Exhibit A to Mineral Lease Agreement and Option to Purchase dated March 23, 1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation.
a.	Schedule I – Advance Royalty.
b.	Schedule II – Production Royalty;

c)Exhibit 3 to Mining Sublease dated December 2, 2010 by

and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (Encumbrances);

i.SPL-6528 Mineral Lease dated May 1, 1986 by and between

Southern Pacific Land Company and SFP Minerals Corporation.

16.Agreement dated May 29, 2015 by and between Barrick Gold

Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc.

a)	First Amendment to Agreement dated July 24, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc.
b)	Second Amendment to Agreement dated September 10, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc.
c)	Third Amendment to Agreement dated October 30, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc.
d)

Deeds and agreements (if any) entered into by Midway Gold US Inc. pursuant to the Agreement dated May 29, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc. (as amended).

17.Mineral Lease Agreement and Option to Purchase dated March 23,

1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation.

18.Mineral Lease Agreement and Option to Purchase dated June 1,

2007 by and between George D. Duffy and MGC Resources Inc.

19.Purchase and Sale Agreement dated September 26, 2014 by and between Buena Vista Valley Ranch (a Nevada general partnership comprised of Stanley W. McCart, Perry D. McCart and Dorothy F. McCart) and Barrick Gold Exploration Inc.

a)	First Amendment to Purchase and Sale Agreement dated October 30, 2014 by and between Buena Vista Valley Ranch and Barrick Gold Exploration Inc.
b)	Second Amendment to Purchase and Sale Agreement dated March 25, 2015 by and between Buena Vista Valley Ranch and Barrick Gold Exploration Inc.

20.Purchase and Sale Agreement dated November 12, 2014 by and between by Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and

Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, and Barrick Gold Exploration Inc. (For the avoidance of doubt, Buyer specifically agrees to be bound by the right of first refusal contained in Section 5 of the Purchase and Sale Agreement.).

21.

Notice of Right of First Refusal dated November 12, 2014 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks and Carlinda A. Kendricks relating to a right of first refusal with respect to the Buena Vista Valley Ranch.

22.

Notice of Right of First Refusal dated November 12, 2014 by and between Charles A. Kendricks and Carlinda A. Kendricks and Barrick Gold Exploration Inc. relating to a right of first refusal with respect to for the Shining K Ranch.

23.

Water Rights Deed dated November 12, 2014 from Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, to Barrick Gold Exploration Inc.

24.

Management Agreement dated May 6, 2015 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007.

25.

Waiver Agreement dated October 20, 2015 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007.

26.

Agricultural Lease Agreement dated May 28, 2015 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007.

27.	Purchase and Sale Agreement dated February 23, 2015 by and between New Nevada Lands LLC and Barrick Gold Exploration Inc.
28.	Special Warranty Deed and Assignment effective February 28, 2014 from Barrick Gold Exploration Inc. to Midway Gold US Inc., recorded in Pershing County, Nevada, as Document No. 0488427.
29.	Special Warranty Deed and Assignment effective February 28, 2014 from Midway Gold US Inc. to Barrick Gold Exploration Inc., recorded in Pershing County, Nevada, as Document No. 0488428.
30.	Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc.

a)Addendum to Lease dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. amending that Commercial Lease and Deposit Receipt dated May 11, 2011.

b)	First Amendment to that certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective October 15, 2011;
c)	Second Amendment to that certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective March 1, 2013.

31.Easement dated February 25, 2015 from Stanley W. McCart and

Perry D. McCart to Barrick Gold Exploration Inc. and recorded as Document No. 492121 of the Records of Pershing County, Nevada.

32.Utilities License #181982 dated February 14, 1986 by and between

Nevada Land & Resource Company and Coeur D’Alene Mines Corp., and Memorandum of License dated September 5, 2000 and recorded at Book 354 Page 353 of the Records of Pershing County, Nevada.

33.Access Agreement dated February 10, 2015 by and between

Midway Gold US Inc. and Barrick Gold Exploration Inc.

34.County Tax Deed dated June 18, 2015 from Lacey Donaldson,

Treasurer of the County of Pershing, State of Nevada to Barrick Gold Exploration Inc. and recorded as Document No. 492479 of the Records of Pershing County, Nevada.

35.Exchange Agreement dated June 12, 2015 between Stanley W.

McCart and Perry D. McCart and Barrick Gold Exploration Inc.

a)

Grant Bargain and Sale Deed dated July 6, 2015 from Stanley W. McCart and Perry D. McCart to Barrick Gold Exploration Inc. and recorded as Document No. 492937 of the Records of Pershing County, Nevada.

b)	Water Rights Deed dated July 13, 2015 by from Barrick Gold Exploration Inc. to Stanley W. McCart and Perry D. McCart and recorded as Document No. 492938 of the Records of Pershing County, Nevada.
c)	Easement Agreement dated July 6, 2015 from Stanley W. McCart and Perry McCart to Barrick Gold Exploration Inc. and recorded as Document No. 492940 of the Records of Pershing County, Nevada.
d)	Easement Agreement between Barrick Gold Exploration Inc. to Stanley W. McCart and Perry D. McCart and recorded as Document No. 492939 of the Records of Pershing County, Nevada.

36.License Agreement by and between Barrick Gold Exploration Inc.

and Stanley W. McCart and Perry D. McCart.

37.Option to Purchase dated June 6, 2015 executed by and between

Musahsi T. Tazaki and Barrick Gold Exploration Inc.

38.Option to Purchase dated June 9, 2015 executed by and between

Reese Investment Properties, Inc. and Barrick Gold Exploration Inc.

39. Option to Purchase dated June 25, 2015 executed by and between Finance ALL, LLC and Barrick Gold Exploration Inc. (APN# 012-280-04, apprx. 39.98 acres in S1/2N1/2, Sec. 29, T29 R35)
40. Option to Purchase dated June 25, 2015 executed by and between Finance ALL, LLC and Barrick Gold Exploration Inc. (APN# 012-280-05, apprx. 39.98 acres in N1/2S1/2, Sec. 29, T29 R35)
41. Option to Purchase dated June 25, 2015 executed by and between Finance ALL, LLC and Barrick Gold Exploration Inc. (APN# 012-280-06, apprx. 83.36 acres in S1/2, Sec. 29, T29 R35).
42. Option to Purchase dated June 6, 2015 executed by and between Jonathan Caldwell and Barrick Gold Exploration Inc.
43. Option to Purchase dated April 20, 2015 executed by and between Essie Brakefield and Barrick Gold Exploration Inc.

44. Water Rights Lease Agreement dated November 12, 2014 by and between by Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, and Barrick Gold Exploration Inc.

a)Notice of Election to Extend dated November 10, 2015 the

Water Rights Lease Agreement dated November 12, 2014 by and between by Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, and Barrick Gold Exploration Inc.

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (vi).

Schedule 2.1(j) – Tangible Property

(i) Spring Valley Business

1. PQ Core
2. HQ Core
3. Pulps
4. Rejects
5. Gold samples and safe
6. 7 5/8 in drill casing, 800 ft (used)

(ii) Additional Spring Valley Business

See Schedule 2.1(m), part (viii).

Schedule 2.1(m) – Additional Spring Valley Assets

(i)Owned Real Property

None.

(ii)Leased Real Property

None.

(iii)Owned Mining Claims

The following 216 lode claims in Pershing County, Nevada held by Nevada Talon LLC.

(iv)Leased Mining Claims

Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 32 Lease").

The following 36 unpatented lode mining claims located within Section 32, Township 29 North, Range 35 East, M.D.B.&M., Pershing County, Nevada:

Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 31 and Section 6 Lease").

The following 19 unpatented lode mining claims located within Section 31, Township 29 North, Range 35 East, and Section 6, Township 28 North, Range 35 East, M.D.B.&M., Pershing County, Nevada:

(v)Water Rights

None.

(vi)Assigned Contracts

1. Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 32 Lease").

2. Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 31 and Section 6 Lease").

3. Access Agreement dated as of February 10, 2015 Midway Gold US Inc. (formerly MGC Resources, Inc.), and Barrick Gold Exploration Inc.

(vii)Permits

None.

(viii)Tangible Property

None.

Schedule 2.2(i) – Other Excluded Assets

All assets other than Purchased Assets.

Schedule 2.3(e) – Other Assumed Liabilities

1.Excluding any expenses or costs (including legal costs, work in progress and ordinary claim maintenance and other like fees) accruing prior to the Closing Date, any additional claims, royalties, obligations, demands or other liabilities arising from or relating to:

(iv) the August 15, 2003 Option Agreement between Paul G. Schmidt and Midway Gold Corp.;

(v) the August 13, 2007 Mining Deed (With Reservation and Conveyance of Royalty) between Paul G. Schmidt and MGC Resources Inc. (“Mining Deed”), including without limitation the Primary Royalty, the Perimeter Royalty, or the Perimeter Area, as defined therein; and

(vi) any claims for royalties or payments arising from or relating to the following mining claims situated in proximity to the Claims, as defined in the Mining Deed:

2. Any claims, demands or litigation accruing or arising after the Closing Date associated with the Assumed Liabilities, Purchased Assets, Spring Valley Business and the Additional Spring Valley Business.

3. Any liabilities or obligations accruing or arising after the Closing Date from or relating to statutory, regulatory or other legal requirements.

4. Excluding any expense or costs (including legal costs and work in progress) accruing prior to the Closing Date, any ancillary or related claims or demands made in connection with the Disclosed Litigation.

5. Claims asserted by Barrick in its Proofs of Claim in the Chapter 11 Cases (Claim Nos. 223 and 224).

Schedule 2.4(f) – Other Excluded Liabilities

None.

Schedule 3.3 – Conflicts; Consents

(i) Spring Valley Business

1.Exploration, Development and Mine Operating Agreement dated

March 9, 2009, granting a Participant a right of first refusal that applies to Transfers of the other Participant’s Participating Interest, or Transfer by an Affiliate of Control of the other Participant in specified circumstances. (Without limitation to Section 5.6(c) of this Asset Purchase Agreement, Article XV contains preemptive rights in favor of Barrick Gold Exploration Inc. in certain circumstances.)

2.Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc., and Addendum to Lease dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc.; and First Amendment to that Certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective October 15, 2011, and Second Amendment to that Certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective March 1, 2013. (Section 6 prevents assignment without consent).

3.Mining Sublease dated December 2, 2010 by and between

Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (Section 12 prevents assignment without consent).

a) Schedule I to Mining Lease between Nevada Land & Resources Company LLC and Santa Fe Pacific Gold Corporation;
b) Schedule II - Production Royalty;
c) Exhibit 3 to Mining Sublease between Barrick Gold Exploration Inc. and Newmont USA Limited (Encumbrances);
d) Mining Lease dated March 23, 1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation;
e) SPL-6528 Mineral Lease dated May 1, 1986 by and between Southern Pacific Land Company and SFP Minerals Corporation.

4.Mineral Lease Agreement and Option to Purchase dated October

30, 2006 from Dale Chabino and Diana Chabino to MGC Resources Inc. (Section 12.D requires assignee to agree in writing to assume all, or a portion if applicable, of the obligations of lessee before transfer can become effective).

5.Mineral Lease Agreement and Option to Purchase dated April 25,

2006 from Lamonte J. Duffy to MGC Resources Inc. (Before transfer can become effective, Section 12.D requires (1) assignee to agree in writing to assume all, or a portion if applicable, of the obligations of transferring party, and (2) notice to non-transferring party).

6.Mineral Lease Agreement and Option to Purchase dated June 1,

2007 from George D. Duffy to MGC Resources Inc. (Before transfer can become effective, Section 12.D requires (1) assignee to agree in writing to assume all, or a portion if applicable, of the obligations of transferring party, and (2) notice to non-transferring party).

7. Mineral Lease Agreement and Option to Purchase dated July 17, 2006 by and between Dave Rowe and Randall Stoeberl and MGC Resources Inc. (Before transfer can become effective, Section 12.D requires (1) assignee to agree in writing to assume all, or a portion if applicable, of the obligations of transferring party, and (2) notice to non-transferring party).

8. Agreement dated November 30, 2009 by and between Barrick Gold Exploration, Inc., MGC Resources, Inc. and MGC Properties, Inc. (Section 9 requires assignee to agree in writing to be bound by agreement).

9. Option Agreement dated September 1, 2003 by and between Echo Bay Exploration Inc. and Midway Gold Corp., and Mining Deed effective September 1, 2009 from Echo Bay Exploration Inc. to MGC Resources Inc. (Section 11 of Option Agreement requires notice before assignment is effective).

10. Option Agreement dated August 15, 2003 by and between Paul G. Schmidt and Midway Gold Corp., Quit Claim Deed effective November 2, 2004 from Paul G. Schmidt and Mary Ann J. Schmidt to MGC Resources Inc., and Mining Deed effective August 13, 2007 from Paul G. Schmidt to MGC Resources Inc. (Section 11 of Option Agreement requires notice before assignment is effective).

11. Agreement dated May 29, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc., as amended by that First Amendment to Agreement dated July 24, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc., and that Second Amendment to Agreement dated September 10, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc., and as may be amended by that Third Amendment to Agreement  dated October 30, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US In. and Coeur Rochester, Inc. (“Coeur Agreements”). (The Coeur Agreements will be filed with the court for approval in the bankruptcy proceedings involving In re Midway Gold Corp. listed in Schedule 3.8, and if approved, the property transfers contained in the Coeur Agreements will occur).

(ii) Additional Spring Valley Business

12. Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 32 Lease"). (Section 13(D) requires transferee to agree in writing to assume obligations of lessee).

13. Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 31 and Section 6 Lease"). (Section 13(D) requires transferee to agree in writing to assume obligations of lessee).

Schedule 3.4(i) – Royalties

(i) Spring Valley Business

1. Obligations, including, without limitation, a sliding scale primary NSR and a 1.0% NSR perimeter area royalty, pursuant to Option Agreement dated August 15, 2003 by and between Paul G. Schmidt and Midway Gold Corp., and Mining Deed effective August 13, 2007 from Paul G. Schmidt to MGC Resources Inc.

a)Quit Claim Deed effective November 2, 2004 from Paul G.

Schmidt and Mary Ann J. Schmidt to MGC Resources Inc. (Claims under this Quit Claim Deed are subject to the Perimeter Royalty set forth in, the Option Agreement dated August 15, 2003 by and between Paul G. Schmidt and Midway Gold Corp. and Mining Deed effective August 13, 2007 from Paul G. Schmidt to MGC Resources Inc.).

2. Obligations, including, without limitation, an advance royalty and 3.0% NSR royalty, pursuant to Mineral Lease Agreement and Option to Purchase dated October 30, 2006 by and between Dale Chabino and Diana Chabino and MGC Resources Inc.

3. Obligations, including, without limitation, a 3.0% NSR royalty, pursuant to Purchase and Sale Agreement effective January 25, 2006 by and between Coeur Rochester, Inc. and MGC Resources Inc., and Mining Deed effective February 1, 2006 from Coeur Rochester, Inc. to MGC Resources, Inc.

a)Obligations, including without limitation, a sliding scale net returns royalty, pursuant to Deed and Assignment dated December 15, 1983 from ASARCO Incorporated to Coeur d’Alene Mines Corporation.

4. Obligations, including, without limitation, an advance royalty and 3.0% NSR royalty, pursuant to Mineral Lease Agreement and Option to Purchase dated April 25, 2006 by and between Lamonte J. Duffy and MGC Resources Inc., and Quit Claim Deed effective July 5, 2006 from MGC Resources Inc. to Lamonte J. Duffy

5. Obligations, including, without limitation, a 3.0% NSR royalty, pursuant to Mining Deed effective May 5, 2006 from Seymork Investments Ltd. to MGC Resources Inc.

6. Obligations, including, without limitation, an advance royalty and 3.0% NSR royalty, pursuant to Mineral Lease Agreement and Option to Purchase dated July 17, 2006 by and between Dave Rowe and Randall Stoeberl and MGC Resources Inc.

7. Obligations, including, without limitation, a 2.0% NSR royalty, pursuant to Option Agreement dated September 1, 2003 by and between Echo Bay Exploration Inc. and Midway Gold Corp., and Mining Deed effective September 1, 2009 from Echo Bay Exploration Inc. to MGC Resources Inc.

8. Obligations, including, without limitation, rental payments and a 3.0% NSR royalty, pursuant to Mining Sublease effective December 2, 2010 by and between Newmont USA Limited doing business as Newmont Mining Corporation and Barrick Gold Exploration Inc.

9. Obligations, including, without limitation, an advance Royalty and 3.5% NSR royalty pursuant to Mining Lease dated March 23, 1999 by and between Nevada Land & Resources Company, LLC and Santa Fe Pacific Gold Corporation.

10. One-half of gold recovered from testing area as well as Monthly and One-Time Payments pursuant to Mineral Lease Agreement and Option to Purchase dated July 1, 2007 by and between George D. Duffy Jr. and MGC Resources Inc.

(ii) Additional Spring Valley Business

11. Obligations, including, without limitation, an advance royalty and 3% NSR royalty pursuant to Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 32 Lease").

12. Obligations, including, without limitation, an advance royalty and 3% NSR royalty pursuant to Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 31 and Section 6 Lease").

Schedule 3.6 – Ordinary Course of Business

(i) Spring Valley Business

To Sellers' Knowledge, exploration has been conducted by the Manager under the Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc. (as amended) using its employees and contract drilling and related services. While exploration at Spring Valley has ceased temporarily, the facilities such as exploration warehouses and office are present for resumption of exploration.

(ii) Additional Spring Valley Business

None.

Schedule 3.7(a) – Material Contracts

JV Agreements

1.Exploration, Development and Mine Operating Agreement dated

March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

a) First Amendment to Exploration, Development and Mine Operating Agreement dated March 15, 2010 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.
b) Letter Agreement and Second Amendment dated April 19, 2013 by and between Midway Gold U.S. Inc. and Barrick Gold Exploration, Inc.

c) Third Amendment to Spring Valley Exploration, Development and Mine Operation Agreement dated January 10, 2014 by and between Midway Gold U.S. Inc. f/k/a MGC Resources, Inc. and Barrick Gold Exploration, Inc.

d) Fourth Amendment to Spring Valley Exploration, Development and Mine Operating Agreement dated February 23, 2014 by and between Midway Gold U.S., Inc. f/k/a MGC Resources Inc. and Barrick Gold Exploration, Inc.

e) Letter dated July 9, 2014 from Midway Gold US Inc. to Barrick Gold Exploration Inc. regarding Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

f) Letter dated April 19, 2013 from Barrick Gold Exploration, Inc. to Midway Gold US Inc. regarding Barrick Gold Exploration, Inc.'s earn-in of 60% of the properties and all other rights of the Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

g) Letter dated November 15, 2013 from Barrick Gold Exploration, Inc. to MGC Resources Inc., Midway Gold, and Midway Gold Corp. regarding Barrick Gold Exploration, Inc.'s earn-in of 70% of the properties and all other rights of the Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc.

2.Agreement dated November 30, 2009 by and between Barrick

Gold Exploration, Inc., MGC Resources, Inc. and MGC Properties, Inc.

Other Agreements

3.Mineral Lease Agreement and Option to Purchase dated October

30, 2006 by and between Dale Chabino, Diana Chabino and MGC Resources, Inc.

4.Purchase and Sale Agreement effective January 25, 2006 by and between Coeur Rochester, Inc. and MGC Resources Inc.

a)Obligations, including without limitation, a sliding scale net returns royalty, pursuant to Deed and Assignment dated December 15, 1983 from ASARCO Incorporated to Coeur d’Alene Mines Corporation.

5. Mining Deed with Reservation of Royalty dated February 1, 2006 by and between Coeur Rochester, Inc. and MGC Resources, Inc. Recorded in Pershing County, Nevada as Entry No. 247362 at Book: 404, Page: 862 of Official Records.

6. Mineral Lease Agreement and Option to Purchase dated April 25, 2006 by and between Lamonte J. Duffy and MGC Resources, Inc.
7. Quit Claim Deed effective July 5, 2006 from MGC Resources Inc. to Lamonte J. Duffy.
8. Option Agreement dated September 1, 2003 by and between Echo Bay Exploration Inc. and Midway Gold Corp.
9. Mining Deed effective September 1, 2009 from Echo Bay Exploration Inc. to MGC Resources Inc.

10. Mining Deed with Reservation and Conveyance of Royalty dated August 13, 2007 by and between Paul G. Schmidt and MGC Resources, Inc. Recorded in Pershing County, Nevada as Entry No. 356954 at Book: 427, Page: 443 of Official Records.

11. Option Agreement dated August 15, 2003 by and between Paul G. Schmidt and Midway Gold Corp.
12. Quit Claim Deed effective November 2, 2004 from Paul G. Schmidt and Mary Ann J. Schmidt to MGC Resources Inc.

13. Mining Deed with Reservation of Royalty dated May 5, 2006 by and between Seymork Investments, Ltd. and MGC Resources, Inc. Recorded in Pershing County, Nevada as Entry No. 248839 at Book: 408, Page: 207 of Official Records.

14. Mineral Lease Agreement and Option to Purchase dated July 17, 2006 by and between Dave Rowe, Randall Stoeberl, and MGC Resources, Inc.
15. Mining Sublease dated December 2, 2010 by and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc.
a) Exhibit A to Mining Sublease dated December 2, 2010 by and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (Property)
b) Exhibit 2 to Mining Sublease dated December 2, 2010 by and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (the “Newmont Leases”)

i. Mineral Lease Agreement and Option to Purchase dated March 23, 1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation.
ii. Exhibit A to Mineral Lease Agreement and Option to Purchase dated March 23, 1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation.
a. Schedule I – Advance Royalty.
b. Schedule II – Production Royalty;

c)Exhibit 3 to Mining Sublease dated December 2, 2010 by

and between Newmont USA Limited d/b/a Newmont Mining Corporation and Barrick Gold Exploration Inc. (Encumbrances);

i.SPL-6528 Mineral Lease dated May 1, 1986 by and between

Southern Pacific Land Company and SFP Minerals Corporation.

16.Agreement dated May 29, 2015 by and between Barrick Gold

Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc.

a) First Amendment to Agreement dated July 24, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc.
b) Second Amendment to Agreement dated September 10, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc.
c) Third Amendment to Agreement dated October 30, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc.

d) Deeds and agreements (if any) entered into by Midway Gold US Inc. pursuant to the Agreement dated May 29, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc. (as amended).

17.Mineral Lease Agreement and Option to Purchase dated March 23,

1999 by and between Nevada Land & Resource Company, LLC and Santa Fe Pacific Gold Corporation.

18.Mineral Lease Agreement and Option to Purchase dated June 1,

2007 by and between George D. Duffy and MGC Resources Inc.

19.Purchase and Sale Agreement dated September 26, 2014 by and between Buena Vista Valley Ranch (a Nevada general partnership comprised of Stanley W. McCart, Perry D. McCart and Dorothy F. McCart) and Barrick Gold Exploration Inc.

a) First Amendment to Purchase and Sale Agreement dated October 30, 2014 by and between Buena Vista Valley Ranch and Barrick Gold Exploration Inc.
b) Second Amendment to Purchase and Sale Agreement dated March 25, 2015 by and between Buena Vista Valley Ranch and Barrick Gold Exploration Inc.

20.Purchase and Sale Agreement dated November 12, 2014 by and between by Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, and Barrick Gold Exploration Inc. (For the avoidance of doubt, Buyer specifically agrees to be bound by the right of first refusal contained in Section 5 of the Purchase and Sale Agreement.).

21. Notice of Right of First Refusal dated November 12, 2014 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks and Carlinda A. Kendricks relating to a right of first refusal with respect to the Buena Vista Valley Ranch.

22. Notice of Right of First Refusal dated November 12, 2014 by and between Charles A. Kendricks and Carlinda A. Kendricks and Barrick Gold Exploration Inc. relating to a right of first refusal with respect to for the Shining K Ranch.

23. Water Rights Deed dated November 12, 2014 from Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, to Barrick Gold Exploration Inc.

24. Management Agreement dated May 6, 2015 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007.

25. Waiver Agreement dated October 20, 2015 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007.

26. Agricultural Lease Agreement dated May 28, 2015 by and between Barrick Gold Exploration Inc. and Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007.

27. Purchase and Sale Agreement dated February 23, 2015 by and between New Nevada Lands LLC and Barrick Gold Exploration Inc.
28. Special Warranty Deed and Assignment effective February 28, 2014 from Barrick Gold Exploration Inc. to Midway Gold US Inc., , recorded in Pershing County, Nevada, as Document No. 0488427.
29. Special Warranty Deed and Assignment effective February 28, 2014 from Midway Gold US Inc. to Barrick Gold Exploration Inc., recorded in Pershing County, Nevada, as Document No. 0488428.

30. Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc.

a)Addendum to Lease dated May 11, 2011 by and between

Lovelock Industrial, LLC and Barrick Gold Exploration Inc. amending that Commercial Lease and Deposit Receipt dated May 11, 2011.

b) First Amendment to that certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective October 15, 2011;
c) Second Amendment to that certain Commercial Lease and Deposit Receipt dated May 11, 2011 by and between Lovelock Industrial, LLC and Barrick Gold Exploration Inc. and effective March 1, 2013.

31.Easement dated February 25, 2015 from Stanley W. McCart and

Perry D. McCart to Barrick Gold Exploration Inc. and recorded as Document No. 492121 of the Records of Pershing County, Nevada.

32.Utilities License #181982 dated February 14, 1986 by and between

Nevada Land & Resource Company and Coeur D’Alene Mines Corp., and Memorandum of License dated September 5, 2000 and recorded at Book 354 Page 353 of the Records of Pershing County, Nevada.

33.Access Agreement dated February 10, 2015 by and between

Midway Gold US Inc. and Barrick Gold Exploration Inc.

34.County Tax Deed dated June 18, 2015 from Lacey Donaldson,

Treasurer of the County of Pershing, State of Nevada to Barrick Gold Exploration Inc. and recorded as Document No. 492479 of the Records of Pershing County, Nevada.

35.Exchange Agreement dated June 12, 2015 between Stanley W.

McCart and Perry D. McCart and Barrick Gold Exploration Inc.

a) Grant Bargain and Sale Deed dated July 6, 2015 from Stanley W. McCart and Perry D. McCart to Barrick Gold Exploration Inc. and recorded as Document No. 492937 of the Records of Pershing County, Nevada.

b) Water Rights Deed dated July 13, 2015 by from Barrick Gold Exploration Inc. to Stanley W. McCart and Perry D. McCart and recorded as Document No. 492938 of the Records of Pershing County, Nevada.
c) Easement Agreement dated July 6, 2015 from Stanley W. McCart and Perry McCart to Barrick Gold Exploration Inc. and recorded as Document No. 492940 of the Records of Pershing County, Nevada.

d) Easement Agreement between Barrick Gold Exploration Inc to Stanley W. McCart and Perry D. McCart and recorded as Document No. 492939 of the Records of Pershing County, Nevada.

36.License Agreement by and between Barrick Gold Exploration Inc.

and Stanley W. McCart and Perry D. McCart.

37.Option to Purchase dated June 6, 2015 executed by and between

Musahsi T. Tazaki and Barrick Gold Exploration Inc.

Reese Investment Properties, Inc. and Barrick Gold Exploration Inc.

39. Option to Purchase dated June 25, 2015 executed by and between Finance ALL, LLC and Barrick Gold Exploration Inc. (APN# 012-280-04, apprx. 39.98 acres in S1/2N1/2, Sec. 29, T29 R35)
40. Option to Purchase dated June 25, 2015 executed by and between Finance ALL, LLC and Barrick Gold Exploration Inc. (APN# 012-280-05, apprx. 39.98 acres in N1/2S1/2, Sec. 29, T29 R35)
41. Option to Purchase dated June 25, 2015 executed by and between Finance ALL, LLC and Barrick Gold Exploration Inc. (APN# 012-280-06, apprx. 83.36 acres in S1/2, Sec. 29, T29 R35).
42. Option to Purchase dated June 6, 2015 executed by and between Jonathan Caldwell and Barrick Gold Exploration Inc.
43. Option to Purchase dated April 20, 2015 executed by and between Essie Brakefield and Barrick Gold Exploration Inc.

44. Water Rights Lease Agreement dated November 12, 2014 by and between by Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, and Barrick Gold Exploration Inc.

a)Notice of Election to Extend dated November 10, 2015 the

Water Rights Lease Agreement dated November 12, 2014 by and between by Charles A. Kendricks, Carlinda A. Kendricks, and Charles A. Kendricks and Carlinda A. Kendricks as Trustees of the Kendricks Family Living Trust dated February 14, 2007, and Barrick Gold Exploration Inc.

45. Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 32 Lease").

46. Mineral Lease Agreement and Option to Purchase dated July 26, 2011 by and between David E. Rowe, Carelon Rowe, RS Gold, LLC and MGC Resources Inc. (headed "Section 31 and Section 6 Lease").

Schedule 3.7(b) – Material Contracts Status

None.

Schedule 3.7(c) – Cure Amounts

Schedule 3.8 – Disclosed Litigation

1. In re Midway Gold US Inc., et al., Jointly Administered Case No. 15-16835 MER (Bankr. D. Colo.)
2. Schmidt Family Mining Partnership, LLC, et al. v. Barrick Gold Exploration, Inc., et al., 15RP00001 1B (First Jud. Dist. Ct. Nev.)
3. Midway Gold US Inc. v. Barrick Gold Exploration, Inc., Adv. Pro. No. 15-01412 MER (Bankr. D. Colo.)

4. Earthworks et al v. U.S. Dep’t of the Interior, 1:09-cv-01972-FJS (U.S. Dist. Ct. D.C.). Plaintiffs seek an order vacating and remanding the 2003 Mill Site Rule, which reversed limitations on the number and acreage of allowable mill site claims, and the 2008 Mining Claim Rule, which eliminated certain surface-use fees on public lands for mining operations. An adverse ruling would fundamentally alter U.S. federal mining law and negatively impact mining operations on public land in the U.S.

Schedule 3.9(a) – Compliance with Laws

(i) Spring Valley Business

None.

(ii) Additional Spring Valley Business

None.

Schedule 3.9(b) – Material Permits

(i) Spring Valley Business

All Environmental Permits listed in Schedule 3.10(b).

(ii) Additional Spring Valley Business

None.

Schedule 3.10(a) – Environmental Compliance

(i) Spring Valley Business

 1. Nevada Commission of Mineral Resources, Division of Minerals, Notice under Abandoned Mine Lands Program (August 15, 2014).

2.  Nevada Commission of Mineral Resources, Division of Minerals, Notice under Abandoned Mine Lands Program (November 24, 2014).

(ii) Additional Spring Valley Business

None.

1 Schedule 3.10(b) – Environmental Permits

(i) Spring Valley Business

CATEGORY	MATERIAL PERMITS, LICENSES, AND APPROVALS	PERMIT HOLDER	PERMIT DATE	AMENDMENT DATE	NOTES
Plan of Operations					
	PoO/Revised Permit for Reclamation	MGC Resources, Inc.	September 2005	Revised: December 2005 January 2006 August 2006 April 2007	
	BLM EA: Spring Valley Exploration Project	MGC Resources, Inc.		May 2007	Notice level mineral exploration activities
	PoO Amendment	Barrick Gold Exploration Inc.		April 27, 2011	Boundary modification and drill plan and updated reclamation cost estimate
	PoO Amendment **Reclamation Permit No. 0258/NVN-81071**	Barrick Gold Exploration Inc.		April 17, 2011	To increase the approved surface area disturbance by approximately 10 acres.
	PoO/Reclamation Permit Amendment No. 1 **Reclamation Permit No. 0258/NVN-81071**	Barrick Gold Exploration Inc.		May 2012

CATEGORY	MATERIAL PERMITS, LICENSES, AND APPROVALS	PERMIT HOLDER	PERMIT DATE	AMENDMENT DATE	NOTES
	PoO Amendment Approval of Minor Modification	Barrick Gold Exploration Inc.		February 17,2015	To increase the approved surface area disturbance by approximately 10 acres.
Reclamation and Financial Assurance Documentation					
	Bond No. NVB001862 **BLM Case No. NVN072662**	Barrick Gold Exploration Inc.	June 26, 2015		Surface reclamation in the amount of $8,000,000
	Reclamation Record No. NVN-081071 and Reclamation Permit No. 258		September 2005		
	Reclamation Record No. NVN-081071 and Reclamation Permit No. 258	Barrick Gold Exploration Inc.	January 12, 2015		Approval of reclamation cost update for Spring Valley Exploration Project
	Reclamation Permit No. 258	Barrick Gold Exploration Inc.	April 17, 2015		Approval of reclamation cost update for Spring Valley Exploration Project

CATEGORY	MATERIAL PERMITS, LICENSES, AND APPROVALS	PERMIT HOLDER	PERMIT DATE	AMENDMENT DATE	NOTES
	Release of Disturbance Acreage (**BLM No. NVN-81071**)	Barrick Gold Exploration Inc.	June 22, 2011		BLM letter of concurrence with BMRR's acceptance of reclamation activity on 25.31 acres
	BLM Bond No. NVB001040 (replacing Bond No. NVB000791 held in MGC Resources , Inc.'s name)	Barrick Gold Exploration Inc.	May 18, 2009		Bond amount of $4,000,000
WATER QUALITY PERMITS (including discharge permits for water treatment and dewatering plans)					
	Permit No. NEV2014119 Discharge permit	Barrick Gold Exploration Inc.	March 25, 2015 to March 24, 2020		
	General Permit No. NVR300000 Storm Water	Barrick Gold Exploration Inc.	August 1, 2013		
	Army Corps of Engineer, Concurrence Letter	Barrick Gold Exploration, Inc.	August 16, 2012		Jurisdictional determination that there are no WOTUS. Verification is valid for 5-years

(ii) Additional Spring Valley Business

None.

Schedule 3.10(c) – Hazardous Materials

(i) Spring Valley Business

1.  Nevada Commission of Mineral Resources, Division of Minerals, Notice under Abandoned Mine Lands Program (August 15, 2014).

2.  Nevada Commission of Mineral Resources, Division of Minerals, Notice under Abandoned Mine Lands Program (November 24, 2014).

(ii) Additional Spring Valley Business

None.

Schedule 3.10(d) – Environmental Enforcement

(i) Spring Valley Business

None.

(ii) Additional Spring Valley Business

None.

Schedule 3.12(a) – Tax Matters

None.

Schedule 3.14 – Reclamation Bonds

(i) Spring Valley Business

Surface Management Personal Bond No. NVB001862 in the amount of $327,600.00 for the Spring Valley Business.

(ii) Additional Spring Valley Business

None.

Schedule 5.1 - Conduct of Business Prior to Closing

(i) Spring Valley Business

1. The Spring Valley Business is conducted by the Manager under the Exploration, Development and Mine Operating Agreement dated March 9, 2009 by and between MGC Resources, Inc. and Barrick Gold Exploration, Inc. (as amended).

2. Pursuant to the Agreement dated May 29, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc., and Coeur Rochester, Inc., as amended by that First Amendment to Agreement dated July 24, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc., and that Second Amendment to Agreement dated September 10, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US Inc. and Coeur Rochester, Inc., and amended by that Third Amendment to Agreement dated October 30, 2015 by and between Barrick Gold Exploration, Inc., Midway Gold US In. and Coeur Rochester, Inc. (“Coeur Agreements”), and if the Coeur Agreements are approved by the court in the bankruptcy proceedings involving In re Midway Gold Corp. listed in Schedule 3.8, the property transfers contained in the Coeur Agreements will occur.

(ii) Additional Spring Valley Business

None.